                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-4920

                  --------------------------------------------

                               WASATCH FUNDS, INC.

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                             150 SOCIAL HALL AVENUE
                                    4TH FLOOR
                           SALT LAKE CITY, UTAH 84111

--------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

     (Name and Address of Agent for Service)                Copy to:

              Samuel S. Stewart, Jr.                   Eric F. Fess, Esq.
               Wasatch Funds, Inc.                    Chapman & Cutler, LLP
        150 Social Hall Avenue, 4th Floor            111 West Monroe Street
            Salt Lake City, Utah 84111                  Chicago, IL 60603

       Registrant's telephone number, including area code: (801) 553-0777

Date of fiscal year end:  September 30

Date of reporting period:  March 31, 2005

ITEM 1:  REPORT OF SHAREHOLDER

                               SEMI-ANNUAL REPORT
                                 MARCH 31, 2005

                                   [PICTURE]

                              [WASATCH FUNDS LOGO]

   CORE GROWTH FUND - GLOBAL SCIENCE & TECHNOLOGY FUND - HERITAGE GROWTH FUND INTERNATIONAL GROWTH FUND - INTERNATIONAL OPPORTUNITIES FUND - MICRO CAP FUND
      MICRO CAP VALUE FUND - SMALL CAP GROWTH FUND - SMALL CAP VALUE FUND
          ULTRA GROWTH FUND - WASATCH - HOISINGTON U.S. TREASURY FUND

Cover Painting: "Zion-Virgin River"
by Vaughn S. Fairbanks
801.256.0386

                               WASATCH FUNDS,INC.

                                  P.O. Box 2172
                            Milwaukee, WI 53201-2172

                              www.wasatchfunds.com
                                  800.551.1700

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS ....................................................   2
CORE GROWTH FUND ..........................................................   4
 Management Discussion ....................................................   4
 Portfolio Summary ........................................................   5
GLOBAL SCIENCE & TECHNOLOGY FUND ..........................................   6
 Management Discussion ....................................................   6
 Portfolio Summary ........................................................   7
HERITAGE GROWTH FUND ......................................................   8
 Management Discussion ....................................................   8
 Portfolio Summary ........................................................   9
INTERNATIONAL GROWTH FUND .................................................  10
 Management Discussion ....................................................  10
 Portfolio Summary ........................................................  11
INTERNATIONAL OPPORTUNITIES FUND ..........................................  12
 Management Discussion ....................................................  12
 Portfolio Summary ........................................................  13
MICRO CAP FUND ............................................................  14
 Management Discussion ....................................................  14
 Portfolio Summary ........................................................  15
MICRO CAP VALUE FUND ......................................................  16
 Management Discussion ....................................................  16
 Portfolio Summary ........................................................  17
SMALL CAP GROWTH FUND .....................................................  18
 Management Discussion ....................................................  18
 Portfolio Summary ........................................................  19
SMALL CAP VALUE FUND.......................................................  20
 Management Discussion ....................................................  20
 Portfolio Summary ........................................................  21
ULTRA GROWTH FUND..........................................................  22
 Management Discussion ....................................................  22
 Portfolio Summary ........................................................  23
WASATCH-HOISINGTON U.S. TREASURY FUND......................................  24
 Management Discussion ....................................................  24
 Portfolio Summary ........................................................  25
OPERATING EXPENSES.........................................................  26
SCHEDULE OF INVESTMENTS....................................................  28
STATEMENTS OF ASSETS AND LIABILITIES ......................................  56
STATEMENTS OF OPERATIONS ..................................................  58
STATEMENTS OF CHANGES IN NET ASSETS........................................  60
FINANCIAL HIGHLIGHTS.......................................................  65
NOTES TO FINANCIAL STATEMENTS .............................................  71
DIRECTORS AND OFFICERS ....................................................  80
SUPPLEMENTAL INFORMATION ..................................................  81
 Proxy Voting Policies, Procedures and Record .............................  81
 Quarterly Portfolio Holdings Disclosure on Form N-Q ......................  81
 Board Deliberations Regarding Approval of Advisory Contracts .............  81
SERVICE PROVIDERS .........................................................  85
GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS ...............................  86
CONTACT WASATCH ...........................................................  87

 This material must be accompanied or preceded by a prospectus. Please read the prospectus carefully before you invest. Wasatch Funds are distributed by ALPS
                               Distributors, Inc.

LETTER TO SHAREHOLDERS

[PHOTO OF SAMUEL S. STEWART, JR.]

Samuel S. Stewart, Jr.,
PhD, CFA
President of Wasatch Funds

FELLOW SHAREHOLDERS:

      All things considered, I'm feeling fine.

      A year ago the economy was gaining momentum, but there was high anxiety over the lack of jobs being created. You couldn't pick up the New York Times, turn on CNBC or CNN, or talk to your neighbor without encountering a discussion about the "jobless recovery."

      When positive job reports eventually emerged, the naysayers promptly changed their tune. Forget jobs! Jobs are yesterday's news! Inflation is the enemy!

      Half a dozen rate hikes later, midway through 2005, the economy continues to grow apace. And, though you might suspect otherwise, long-term interest rates (10-years out) are flat, which means the smart money is not losing sleep over the threat of inflation. Asked to explain this seeming contradiction, the estimable Alan Greenspan, Chairman of the Federal Reserve, offered this candid assessment:

      "It's a conundrum," Mr. Greenspan replied.

      If Alan Greenspan doesn't know the answer to that question -- why the long-term prospects for inflation are practically non-existent despite the run up in short-term rates -- then I'm fairly confident that I don't know this either. That said, after three decades in the investment business, I'm willing to venture an educated guess:

      We live in a global economy. Your golf clubs are made in China, your TV in Korea, your shoes in Brazil, your jeans in Indonesia. When you dial in to get help with your online Internet account, you are probably conversing with a computer technician in Bombay. While the prevailing wage rate for U.S. workers is around $20 per hour, the same job is being done in China, Indonesia, India and Mexico (and a lot of other places) for a whole lot less. All of this has a decidedly deflationary effect on the economy.


      Hence, just as long as we can continue to get access to these goods and services at bargain basement costs -- expedited by easier access to trade and the kind of communication technology that makes Beijing as accessible as Salt Lake City -- there will be downward pressure on prices. Even a dramatic rise in the price of oil during the past year hasn't been enough to put a damper on the economy's expansion.

      So, I'm feeling reasonably bullish about our nation's prospects. We have moderate growth and moderate prices. We had a very healthy fourth quarter in 2004. And while we've had a slow first quarter in 2005, as I've said time and again, one quarter doesn't amount to much in the investment business when you are in it for the long haul.

      If the economy is so healthy, you might ask, then why did the market take such a tumble in the first quarter?

      The fact is (and history testifies to this fact) that the stock market is often fickle. Even when most economic metrics are encouraging, the market can take a momentary nosedive. Relax. Learn to accept it. It's often short-lived.

      Remember: It's the long-term view that makes sense -- and money
(hopefully).

WASATCH FUNDS

      So how have we done over the past six months? OK, I'd say.

      Like the rest of the mutual fund world, we had a strong fourth quarter propelled by a postelection tide in the market that seemed to lift all stocks. In my opinion, an investor who finished the year with a double digit return ought to be a happy investor indeed. And most of our funds did, though not all.

      While the first quarter of 2005 was a rough one in the markets overall (only our U.S. Treasury Fund finished in positive territory), we derive some satisfaction from knowing that most of our funds beat their benchmarks. That's a fancy way of saying that we probably lost less money for our shareholders than most of our competitors.

      Still, despite mostly positive performance in one quarter followed by negative performance the next, nothing really changes for us in terms of how we manage each fund. No matter what the markets, or our funds, are doing in the short term, we still look at investing the same way: can the companies we own consistently grow their earnings for the next three to five years? If the answer to that question is yes, then what happens from quarter to quarter doesn't matter as much.

                                                                  MARCH 31, 2005

      The most important thing we've learned in almost 30 years of doing this is that we can't predict what the market will do in the short run with any certainty, but we can find companies whose earnings are growing at a healthy clip. If earnings are growing, then we believe long-term performance will take care of itself.

      With that in mind, how are our funds positioned for long-term success? I think most of our portfolio managers would answer that question the same way. They'd say that earnings growth in their funds is pretty strong, a little slower than last year, but better than we had forecasted (we rarely use Wall Street's earnings estimates). They'd also say that values in general are higher than they'd like, but the beating the market took in the first quarter means that it's easier to find stocks we like and that we think are attractively valued.

      And for a Wasatch portfolio manager, that last point is what it's all about: Buying quality companies with strong earnings growth potential at reasonable prices.

Sincerely,

/s/ Samuel S. Stewart, Jr.
---------------------------------------
Samuel S. Stewart, Jr.
President of Wasatch Funds

CORE GROWTH FUND -- MANAGEMENT DISCUSSION                         MARCH 31, 2005

[PHOTO OF JB TAYLOR]

JB TAYLOR
PORTFOLIO MANAGER

[PHOTO OF PAUL LAMBERT]

PAUL LAMBERT
PORTFOLIO MANAGER

SIX MONTH REVIEW

      The Wasatch Core Growth Fund returned 11.91% in the six months ended March 31, 2005. The Fund's return was higher than the 8.00% return posted by the Russell 2000 Index, a widely used benchmark for the performance of small company stocks. Performance was broad-based during the period, as the Fund and the Index generated positive returns in every sector in which we were invested.

      The Fund's health care sector, continuing an upward trend that began following last November's election, made a significant contribution to our outperformance relative to the Russell 2000 Index. Pacificare Health Systems, a managed care provider, was the top contributor in this sector. Pacificare posted solid earnings results for the fourth quarter and 2004. Subsequent to the end of the period, the company reported a Medicare rate increase that positions the company well for future growth. The announcement that one of our companies, the specialty retail pharmaceutical services provider Accredo Health, would be acquired at a significant premium, also helped drive results. Our investment in AMERIGROUP, a health care provider, also did well. The company reported double-digit 2004 earnings growth largely as a result of adding members and keeping down expenses, themes we look for in health care services companies.

      In the producer durables sector, all of the Fund's investments were in homebuilding companies. Although our weighting in this sector was nearly identical to the Index, the performance of these companies helped us outperform the Index's producer durables sector. This underscores how important fundamental, company-by-company research is to Wasatch's investment process. We believe we have been successful in this sector because we have identified several companies whose management skills have differentiated them from the rest of the industry.

    The Fund's consumer discretionary stocks were up nicely. Our overweighting helped us pull ahead of the Index sector benchmark. O'Reilly Automotive, a provider of aftermarket automobile parts, was our top performer during the period, reflecting the company's consistently strong earnings. Over the past two quarters, Copart, a company that is in the salvaged vehicle auction business, has alternately led and lagged in the Fund. Copart did well over the six months, although recent profit taking in the stock has created some price volatility. SCP Pool, a wholesale distributor of swimming pool supplies, equipment and related leisure products, reported strong growth and was a contributor to our outperformance in this sector.

      Financial services stocks put in a relatively weak showing during the period. Our overweighting amplified our underperformance of the benchmark in this sector. In a sharp reversal from the fourth quarter of 2004, financials lagged during much of the first quarter of 2005 mostly as a result of rising fears over short-term interest rates. Our biggest detractor in this sector and from the Fund's return overall was Doral Financial, one of the largest mortgage finance companies operating in Puerto Rico. Doral's weak stock price was mostly due to concerns relating to accounting for complex non-cash earnings transactions. Doral has several attributes that we like to see in a company: high inside ownership, dominant market position and an ability to influence pricing. However, following a recent meeting with management, we are re-evaluating our investment in Doral. Partly offsetting these results, we had good returns from two of our India-based banks -- HDFC Bank and UTI Bank. India boasts one the world's fastest growing consumer classes and in our view, banks should profit handsomely from this trend.

      A substantial portion of the return generated by the Russell 2000 Index was attributable to the energy and materials and processing sectors. Generally speaking, we have had virtually no exposure to these commodity-related industries for some time. To be sure, we have missed not having exposure to a couple of the best performing sectors over the last year. However, as bottom-up investors as compared to sector-driven investors, we are diligently trying to find businesses that have sustainable earnings growth that is not dependent on the direction of commodity prices.

OUTLOOK

      The business prospects of the Fund's companies look good and valuations seem reasonable. Earnings growth, while slowing somewhat, is still within a comfortable range. As of March 31, the earnings growth for our holdings exceeded our expectations. While we are cautious that earnings growth in the short term might moderate, in our opinion, the Fund seems well positioned for growth. We are also reducing the number of holdings, to concentrate more on the investments that we believe have the best potential to help you achieve the long-term investment results you seek.

      Thank you for the opportunity to manage your assets.

CORE GROWTH FUND -- PORTFOLIO SUMMARY                             MARCH 31, 2005

                          AVERAGE ANNUAL TOTAL RETURNS

                                 1 YEAR       5 YEARS        10 YEARS
                                 ------       -------        --------
WASATCH CORE GROWTH FUND          6.94%       17.49%          17.61%
Russell 2000 Index                5.41%        4.01%          10.43%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. WASATCH FUNDS WILL DEDUCT A FEE OF 2% FROM REDEMPTION PROCEEDS ON FUND SHARES HELD TWO MONTHS OR LESS. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE WHICH, IF CHARGED, WOULD REDUCE THE PERFORMANCE QUOTED. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT
WWW.WASATCHFUNDS.COM OR CALL 800.551.1700. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER.

Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

                             TOP 10 EQUITY HOLDINGS*

TICKER                    COMPANY                     % OF FUND
------                    -------                     ---------
ACF      AMERICREDIT CORP.                                 4.26%
         Subprime automobile lender.

ORLY     O'REILLY AUTOMOTIVE, INC.                         4.05%
         Automotive parts retailer/distributor.

CPRT     COPART, INC.                                      3.14%
         Vehicle salvage services.

MDC      M.D.C. HOLDINGS, INC.                             2.91%
         Homebuilder.

FNF      FIDELITY NATIONAL FINANCIAL, INC.                 2.72%
         Title insurance.

CBH      COMMERCE BANCORP, INC.                            2.72%
         Commercial banking, corporate trust and
         insurance brokerage services.

DRL      DORAL FINANCIAL CORP.                             2.46%
         Puerto Rican bank.

NTY      NBTY,INC.                                         2.34%
         Nutritional supplements.

NSM      NATIONAL SEMICONDUCTOR CORP.                      2.32%
         Analog semiconductors.

DLTR     DOLLAR TREE STORES, INC.                          2.30%
         Dollar discount stores.

* Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                  [PIE CHART]

FINANCIAL SERVICES                                     30.1%
CONSUMER DISCRETIONARY                                 23.9%
HEALTH CARE                                            14.8%
TECHNOLOGY                                              9.2%
PRODUCER DURABLES                                       9.0%
FINANCIALS                                              8.4%
CONSUMER STAPLES                                        3.0%
INFORMATION TECHNOLOGY                                  1.0%
AUTOS & TRANSPORTATION                                  0.6%

**Excludes short-term investments, if any.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

   DATE        WASATCH CORE GROWTH FUND     RUSSELL 2000 INDEX
----------     ------------------------     ------------------
 3/31/1995                       10,000                 10,000
 3/31/1996                       13,905                 12,905
 3/31/1997                       14,648                 13,564
 3/31/1998                       20,915                 19,263
 3/31/1999                       18,182                 16,131
 3/31/2000                       22,614                 22,147
 3/31/2001                       31,818                 18,753
 3/31/2002                       44,772                 21,375
 3/31/2003                       28,982                 15,611
 3/31/2004                       47,337                 25,576
 3/31/2005                       50,621                 26,960

THE RUSSELL 2000 INDEX is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. YOU CANNOT INVEST IN THE INDEX.

GLOBAL SCIENCE & TECHNOLOGY FUND -- MANAGEMENT DISCUSSION         MARCH 31, 2005

[PHOTO OF AJAY KRISHNAN]

AJAY KRISHNAN, CFA
PORTFOLIO MANAGER

SIX MONTH REVIEW

      For the six months ended March 31,2005, the Wasatch Global Science & Technology Fund gained 10.84% and outperformed its benchmarks. In the same period, the Lipper Science & Technology Index (Lipper Index) gained 6.19%, the Russell 2000 Technology Index gained 2.78% and the Nasdaq Composite Index gained 5.73%.

      Over the past six months, we have increased our global holdings as we found better investment opportunities at more attractive prices outside of the United States. As of March 31, we were well diversified globally and this contributed to our outperformance of the Lipper Index during the period. The Fund had nearly 25% more of its assets invested in companies outside of the U.S. than the Lipper Index.

      It is worth noting that our country and sector weightings are a byproduct of our company-by-company research and investments rather than an allocation strategy.

      Over the last six months, electronic technology contributed the most to the Fund's return. Despite having over 45% assets invested in electronic technology, the Fund was still underweight compared to the Lipper Index, which had over 50%. We outperformed the Lipper Index in this sector due to the better performance of our holdings. The Fund's top contributor in electronic technology was Tessera Technologies, a developer of semiconductor packaging technology. Tessera's stock price rose dramatically after the company overcame a challenge to its intellectual property rights. QLogic, a developer of semiconductors and systems for storage networking, and PLX Technology, a maker of semiconductors to accelerate and manage data transfer, were also strong performers. inTest, Micrel and Sipex were notable detractors. Weakness in the semiconductor market was the main reason for the stock price decline of inTest. Micrel struggled due to sluggish demand and weak Asian end markets for handsets. A management change at Sipex caused its stock price to decline.

      Health services was also a strong performing area for the Fund. With a nearly 5% weighting in health services, the Fund outperformed the Lipper Index, which had less than 1% in this area. The driver of our outperformance in health services and the biggest contributor to the Fund's performance overall was Accredo Health, a company that specializes in distributing pharmaceuticals and providing services for individuals with chronic diseases. In February, the company announced that it had received an offer from Medco Health Solutions to be acquired. This announcement sent Accredo's stock price dramatically higher and we reduced our position to capture profits and limit the potential downside. We feel the acquisition offer confirmed our assessment of the company's quality and intrinsic value and rewarded our decision to hang on through a period of substantial stock price volatility.

      The Fund's weighting in technology services was roughly one third that of the Lipper Index. Our holdings were concentrated in information technology services companies, while the Lipper Index had a heavy weighting in packaged software companies. The Fund's technology services holdings performed better than those in the Lipper Index, but our significant underweighting meant that the contribution of technology services was about the same to the Fund as to the Lipper Index. Cognizant Technology Solutions, an outsource provider of professional technology services, was the largest contributor in technology services. Two packaged software companies, Verisity and Nassda, announced that they had received acquisition offers and the subsequent stock price appreciation provided a significant boost to the Fund's performance.

      Two medical specialties companies -- Cyberonics and Biacore -- drove the Fund's outperformance in health technology where we were significantly overweighted compared to the Lipper Index. Cyberonics' stock price was up dramatically on news that the U.S. Food & Drug Administration (FDA) had reversed an earlier decision and released a letter stating that it considered a neuro-stimulation device for treating depression to be approvable. Biacore, a Swedish maker of tools for life science research, benefited from restructuring and the announcement of a new product for protein interaction analysis.

      The shares of EPIX Pharmaceuticals, a manufacturer of imaging contrast agents, lost nearly two-thirds their value after the FDA requested additional clinical studies on a new product. The stock price of Abaxis weakened as the company realigned its sales force. General weakness in biotechnology stock prices caused Ista Pharmaceuticals and Angiotech Pharmaceuticals to detract from the Fund's performance. Ista also announced a secondary offering that contributed to its stock price weakness.

      The Fund's biggest detractor was Kintera, a company that provides software to help non-profit organizations increase donations. The company met expectations, but management created some confusion when communicating their accounting for several acquisitions. We feel we have a good understanding of the business and remain confident in our investment.

OUTLOOK

      Globally, our research has turned up many interesting science and technology companies that have world wide reach often in spite of their smaller size. We expect to continue increasing the Fund's weighting in companies outside of the U.S., as our recent research trips have shown that conditions for investing remain favorable in many countries around the world.

      While science and technology stocks will always be affected by global economic conditions and the strength or weakness of business and consumer spending, we believe that science and technology companies will continue to be important drivers of global economic growth.

      Staying true to our investment discipline and taking care not to overpay for stocks are ways we believe we can help you to achieve your long-term investment objectives.

      We appreciate your investment in the Wasatch Global Science & Technology Fund.

GLOBAL SCIENCE & TECHNOLOGY FUND -- PORTFOLIO SUMMARY             MARCH 31, 2005

                          AVERAGE ANNUAL TOTAL RETURNS

                                                            SINCE INCEPTION
                                           1 YEAR  5 YEARS     12/19/00
                                          -------  -------  ---------------
WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND   -6.41%    N/A         3.27%
Lipper Science & Technology Index          -5.51%    N/A       -14.56%
Russell 2000 Technology Index             -15.48%    N/A       -13.02%
Nasdaq Composite Index                      0.82%    N/A        -5.74%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. WASATCH FUNDS WILL DEDUCT A FEE OF 2% FROM REDEMPTION PROCEEDS ON FUND SHARES HELD TWO MONTHS OR LESS. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE WHICH, IF CHARGED, WOULD REDUCE THE PERFORMANCE QUOTED. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT
WWW.WASATCHFUNDS.COM OR CALL 800.551.1700. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER.

Investments in concentrated funds can be more volatile and loss of principal could be greater than investing in more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

                            TOP 10 EQUITY HOLDINGS*

TICKER             COMPANY                               % OF FUND
------             -------                               ---------
OIIM     02MICRO INTERNATIONAL LTD.                        3.54%
         (Cayman Islands) Semiconductors to
         increase power efficiency.

NXTP     NEXTEL PARTNERS, INC., CLASS A                    2.41%
         Wireless service provider.

PLXT     PLX TECHNOLOGY, INC.                              2.26%
         Semiconductors to accelerate and manage
         data transfer.

CYBX     CYBERONICS, INC.                                  2.17%
         Implantable medical devices.

NSM      NATIONAL SEMICONDUCTOR CORP.                      2.12%
         Analog semiconductors.

SRX      SRA INTERNATIONAL, INC., CLASS A                  2.09%
         Information technology services for
         government agencies.

HDFCIN   HOUSING DEVELOPMENT FINANCE
         CORP. LTD. (India) Mortgage lender.               2.07%

MCRL     MICREL, INC. Analog semiconductors                2.06%
         for cell phones and laptops.

QLGC     QLOGIC CORP.                                      1.99%
         Semiconductors for storage networking.

CTSH     COGNIZANT TECHNOLOGY SOLUTIONS                    1.94%
         CORP., CLASS  A
         Professional technology services.

* Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                   [PIE CHART]

TECHNOLOGY                                             38.6%
HEALTH CARE                                            22.8%
INFORMATION TECHNOLOGY                                 14.2%
INDUSTRIALS                                             6.8%
PRODUCER DURABLES                                       5.8%
FINANCIALS                                              3.7%
CONSUMER DISCRETIONARY                                  3.1%
UTILITIES                                               2.4%
MATERIALS & PROCESSING                                  1.4%
OTHER                                                   1.2%

** Excludes short-term investments, if any.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

            WASATCH GLOBAL SCIENCE &
DATE             TECHNOLOGY FUND      LIPPER SCIENCE AND TECHNOLOGY INDEX  RUSSELL 2000 TECHNOLOGY INDEX  NASDAQ COMPOSITE INDEX
12/19/2000           10,000                          10,000                            10,000                      10,000
 3/31/2001            7,990                           6,403                             6,990                       7,018
 3/31/2002           11,020                           5,585                             6,739                       7,061
 3/31/2003            7,439                           3,516                             3,789                       5,155
 3/31/2004           12,265                           5,391                             6,509                       7,701
 3/31/2005           11,479                           5,094                             5,502                       7,764

+ INCEPTION: DECEMBER 19, 2000. THE LIPPER SCIENCE & TECHNOLOGY INDEX is a composite of mutual funds that invest in science and technology companies and have investment objectives similar to those of the Fund. THE RUSSELL 2000 TECHNOLOGY INDEX is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. THE NASDAQ COMPOSITE INDEX is unmanaged and measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. Due to their number and size, technology stocks tend to dominate the direction of the Index. YOU CANNOT INVEST IN THESE INDEXES.

HERITAGE GROWTH FUND -- MANAGEMENT DISCUSSION                     MARCH 31, 2005

[PHOTO OF CHRIS BOWEN]    [PHOTO OF RYAN SNOW]

CHRIS BOWEN               RYAN SNOW
PORTFOLIO MANAGER         PORTFOLIO MANAGER

SIX MONTH REVIEW

      The Wasatch Heritage Growth Fund posted a return of 9.36% in the six months ended March 31, 2005. The Fund's return fell behind the Russell Midcap Growth Index, which added 12.04% and the Russell Midcap Index, which gained 13.37%. We have added the Russell 1000 Growth Index as a benchmark for the Fund. We feel it is a more relevant benchmark than the S&P 500(R) Index, which we plan to drop. The Fund performed better than the Russell 1000 Growth Index, which gained 4.71%. The S&P 500 Index gained 6.89% in the six-month period.

      A large drop in a single company's stock price was responsible for the majority of the underperformance during the period. Doral Financial, one of Puerto Rico's largest mortgage finance companies, was by far the biggest detractor from the Fund's overall return. We believe this was primarily due to uncertainty created by the company's accounting for complex non-cash earnings transactions and, to a lesser extent, interest rate fears. We are looking closely at Doral's accounting for non-cash earnings.

      The Fund's health care holdings made the largest positive contribution to the return during the period. The Fund and the Russell Midcap Growth Index (the "Index") had a nearly identical weight in this sector, so stock selection was primarily responsible for our outperformance versus the Index in this sector. Our managed care companies added the most to the Fund's return in this sector, following an upward trend-line since last November's presidential election. Before then, many health care stocks had an overhanging cloud of uncertainty regarding the federal government's impact on this sector. Top performers among the Fund's holding during the past six months were Pacificare Health Systems, a managed care provider; Wellpoint, a health benefits company; and Health Management Associates, an owner and operator of general acute care and psychiatric hospitals.

      Homebuilding companies dominate our holdings in the producer durables sector. We were overweight versus the Index, and our holdings performed better than those in the benchmark. NVR and Lennar were the Fund's top contributors in this sector. NVR, which operates two business segments along the mid-Atlantic corridor, homebuilding and mortgage lending, was also the Fund's best-performing stock during the period. NVR reported strong per-share earnings growth for the fourth quarter and full year 2004. Profits came primarily from an uptick in building activity. Lennar, a 30-year veteran homebuilder, also had solid 2004 earnings growth and continued to execute well on its business plan.

      As a group, the stock prices of our consumer discretionary holdings were up less than those in the Index. The Fund's underweighting was the main reason we underperformed the Index in this sector. Stock price weakness in a few of the retail companies the Fund held also contributed to the underperformance. We believe the weakness reflected the market's wariness over a financially strapped consumer, an anxiousness we think is a bit overblown. Among our detractors were Amazon.com, the online retailer, and Puma, the sports footwear company. We took advantage of stock price weakness to add to the Fund's weightings in Best Buy, a retailer of consumer electronics and home-office products, and Bed Bath & Beyond, a "big box" retailer of domestics merchandise.

      We generally strive to invest in companies whose earnings are not heavily dependent on the direction of the U.S. economy. This approach bore fruit during the period, as some of our larger weights in this sector--AutoZone, an auto parts and accessories retailer, Esprit, a mostly European fashion chain, and Chico's, a retailer of upscale women's apparel -- added value.

      The Fund's technology holdings pulled ahead of those in the Index during the six-month period. However, because the Fund was weighted at approximately half the benchmark weight, our tech stocks had less of an effect on our overall return. Over the past year, we have focused on buying what we believed were high quality technology stocks at favorable prices, largely in the analog semiconductor space. Two of the biggest contributors to the Fund's performance in this sector were National Semiconductor, a supplier of analog and mixed-signal products, and QLogic, a provider of networking storage. We are encouraged by both companies' continuing efforts to drive margin growth from higher value products, which is a key investment theme we look for within this sector.

      The Fund had no holdings in the materials and processing and consumer staples sectors and only a couple of holdings in the energy sector. Our lack of exposure to these sectors detracted from the Fund's performance versus the Index.

OUTLOOK

      The earnings growth of our companies has been strong and our projections suggest that this trend is likely to continue. We are very comfortable with our companies' fundamentals, and remain committed to our investment strategy of using bottom-up research to uncover what we believe are great companies at reasonable valuations.

      Valuation risk remains our biggest concern, but we have long believed that the most costly companies are those with poor business models and uncertain earnings prospects. By remaining disciplined and by not chasing growth for growth's sake, we believe we can invest in high quality companies at attractive prices -- the fuel we use in the Fund's growth engine.

      We appreciate the opportunity to manage your assets.

HERITAGE GROWTH FUND -- PORTFOLIO SUMMARY                         MARCH 31, 2005

                          AVERAGE ANNUAL TOTAL RETURNS

                                                        SINCE INCEPTION
                                       1 YEAR  5 YEARS      6/18/04*
                                       ------  -------      --------
WASATCH HERITAGE GROWTH FUND             N/A     N/A         7.83%
Russell Midcap Growth Index              N/A     N/A         9.39%
Russell 1000 Growth Index                N/A     N/A        -0.19%
Russell Midcap Index                     N/A     N/A        15.02%
S&P 500* Index                           N/A     N/A         5.75%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. WASATCH FUNDS WILL DEDUCT A FEE OF 2% FROM REDEMPTION PROCEEDS ON FUND SHARES HELD TWO MONTHS OR LESS. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE WHICH, IF CHARGED, WOULD REDUCE THE PERFORMANCE QUOTED. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT
WWW.WASATCHFUNDS.COM OR CALL 800.551.1700. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER.

Equity investing involves risks, including potential loss of the principal amount invested. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

*Returns less than a year are not annualized.

                            TOP 10 EQUITY HOLDINGS**

TICKER             COMPANY                            % OF FUND
------             -------                            ---------
APOL     APOLLO GROUP, INC., CLASS A                    3.68%
         Higher education For working adults.

TEVA     TEVA PHARMACEUTICAL INDUSTRIES
         LTD. ADR                                       3.00%
         Pharmaceuticals.

DRL      DORAL FINANCIAL CORP.                          2.97%
         Puerto Rican bank.

NFB      NORTH FORK BANCORPORATION, INC.                2.86%
         Regional bank.

CBH      COMMERCE BANCORP, INC.                         2.68%
         Commercial banking, Corporate trust and
         Insurance brokerage services.

AZO      AUTOZONE, INC.                                 2.48%
         Discount auto parts retailer.

BBBY     BED BATH & BEYOND, INC.                       2.36%
         Household goods retailer.

WLP      WELLPOINT, INC.                                2.28%
         Health maintenance organization.

NVR      NVR, INC.                                      2.23%
         Homebuilder.

NXTP     NEXTEL PARTNERS, INC., CLASS A                 2.20%
         Wireless service provider.

** Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                                SECTOR BREAKDOWN+

                                   [PIE CHART]

CONSUMER DISCRETIONARY                                      24.2%
FINANCIAL SERVICES                                          18.5%
HEALTH CARE                                                 17.5%
TECHNOLOGY                                                  13.8%
PRODUCER DURABLES                                           11.5%
FINANCIALS                                                   4.0%
UTILITIES                                                    3.2%
AUTOS & TRANSPORTATION                                       2.7%
OTHER                                                        2.6%
ENERGY                                                       2.0%

+ Excludes short-term investments, if any.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

 DATE       WASATCH HERITAGE GROWTH FUND  RUSSELL MIDCAP GROWTH INDEX  RUSSELL 1000 GROWTH INDEX RUSSELL MIDCAP INDEX  S&P 500 INDEX
 6/18/2004++           10,000                        10,000                      10,000                 10,000             10,000
 6/30/2004             10,030                        10,206                      10,057                 10,232             10,083
 7/31/2004              9,470                         9,530                       9,489                  9,784              9,749
 8/31/2004              9,450                         9,412                       9,442                  9,827              9,788
 9/30/2004              9,860                         9,764                       9,532                 10,146              9,894
10/31/2004              9,940                        10,095                       9,680                 10,425             10,045
11/30/2004             10,500                        10,616                      10,013                 11,061             10,452
12/31/2004             11,143                        11,125                      10,406                 11,532             10,808
 1/31/2005             10,913                        10,827                      10,059                 11,246             10,544
 2/28/2005             11,133                        11,101                      10,166                 11,593             10,766
 3/31/2005             10,783                        10,939                       9,981                 11,502             10,575

++ INCEPTION: JUNE 18, 2004. THE RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell Midcap Growth Index are also members of the Russell 1000 Growth Index. THE RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. THE RUSSELL MIDCAP INDEX is an unmanaged total return index of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. THE S&P 500 INDEX includes 500 of the United States, largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance. YOU CANNOT INVEST DIRECTLY IN THESE INDEXES.

INTERNATIONAL GROWTH FUND -- MANAGEMENT DISCUSSION                MARCH 31, 2005

[PHOTO OF MIKE GERDING]

MIKE GERDING, CFA
PORTFOLIO MANAGER

SIX MONTH REVIEW

      In the six months ended March 31, 2005, the Wasatch International Growth Fund was up 12.53%. Despite these positive results, the Fund underperformed the MSCI World Ex-U.S.A. Small Cap Index, which gained 22.06%.

      As of March 31, we owned 89 companies in 21 countries. The weighted average market capitalization of the Fund was $1.31 billion, while the median market cap was $630 million.

      The Fund's country and sector weightings result from our search for companies that meet our growth and quality criteria rather than an allocation strategy.

      Japan continued to be our largest country weight and we increased our weighting during the period to almost 18%. However, we were still under the Index weight of nearly 28% and our underweighting was a source of our underperformance. Although the Japanese economy has improved, lingering problems have made it a challenge to find companies in Japan that meet our growth criteria. The best performing Japanese company we held was En-Japan, a Japanese Internet employment company. En-Japan's business has grown due to increased employment activity.

      As of March 31, we were overweight in emerging markets compared to the Index. India, our largest weight at over 5%, contributed positively to the Fund's performance versus the Index. Many companies in emerging markets are growing rapidly and their stocks trade at attractive multiples, even when we consider the added volatility in these markets.

      The Fund was overweight in the consumer discretionary sector and performed in line with the Index. Pantaloon, an Indian retailer, and Bijou Brigitte, a German retailer of costume jewelry, were significant contributors.

      Our overweighting in health care meant that this sector contributed more to the Fund's performance even though the prices of our stocks were a little weaker than those in the Index. The Fund benefited from the strong performance of Orpea, one of our larger positions. Orpea is meeting a critical need for nursing home beds in France and has grown due to strong demand for nursing home services. Angiotech Pharmaceuticals, a Canadian company that develops Pharmaceuticals for use with medical devices, was a detractor due to general weakness in biotechnology stocks.

      Three sectors -- industrials, consumer staples and financials -- held back performance relative to the Index.

      In the industrials sector, our underweighting and the stock price decline of Accord Customer Care Solutions were the main reasons we underperformed in this sector. Accord is a Singapore-based provider of maintenance and warranty work for the mobile phone industry that has struggled.

      Our weighting in the consumer staples sector was about half that of the Index. Two holdings -- Sugi Pharmacy and Wumart Stores -- suffered stock price declines that caused this sector to detract slightly from the Fund's performance. Conversely, the Index's consumer staples sector made a significant contribution to its performance.

      In the financials sector, the Fund was underweighted and underperformed the Index. Doral Financial, one of Puerto Rico's leading banks and mortgage lenders, was the biggest detractor. Doral's stock price declined largely as the result of investors becoming concerned about the company's accounting for complex non-cash earnings transactions. We have reduced our position and are closely monitoring Doral.

      The stock price of Home Capital Group, a Canadian mortgage lender, appreciated during the period due to strong demand for mortgages in Canada. Another solid contributor was AWD, a German financial services company that is benefiting from changes in Germany's pension system.

      Our lack of holdings in the materials sector hurt us over the last six months as commodity prices have risen. It has been difficult to find growth stocks that meet our criteria, as companies in this sector tend to be slow growing and dependent on commodity pricing.

      The dollar's weakness helped the Fund's performance in the last six months. We expect the dollar to rise slightly over the course of 2005, but do not expect to see a significant change in currencies during the year. We believe that the dollar has long-term structural problems which weigh on it, but the relative strength of the U.S. economy and the widening interest rate differential will likely support the dollar this year. As a result, we expect the impact of the dollar's strength or weakness on the Fund to be minimal.

OUTLOOK

      Rising oil prices and higher interest rates are likely to slow the U.S. economy in the second half of 2005 and keep job growth sub-par. We think U.S. consumer spending will slow as a result of these factors. This is important to us because many Asian businesses could be negatively impacted if spending by U.S. consumers slows down.

      After visits by our team to Japan in early 2005, we feel more encouraged by the progress of the Japanese economy. Despite long-standing concerns, it appears that economic growth, consumer spending and job growth are better than the figures seemed to indicate and may be pointing to more sustainable economic growth.

      We expect Continental Europe to continue to lag economically throughout the year. As we discussed in our last report, we think that structural problems will continue to dampen the economic growth of countries in this region. Despite this expectation, we remain optimistic about the European companies we hold. They are either companies in industries like health care that are not economically sensitive, or they are unique companies in fast growing niches. Often, these niches are growing because of structural changes happening in Europe. We believe that companies like AWD and Orpea, mentioned above, have the potential to succeed regardless of economic conditions.

      We continue to work hard to build a portfolio of small, rapidly growing companies that we believe are among the best in the world.

      We appreciate your investment in the Wasatch International Growth Fund.

INTERNATIONAL GROWTH FUND -- PORTFOLIO SUMMARY                    MARCH 31, 2005

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                   SINCE INCEPTION
                                       1 YEAR         5 YEARS          6/28/02
                                       ------         -------      ---------------
WASATCH INTERNATIONAL GROWTH FUND      12.15%           N/A            20.04%
MSCI World Ex-U.S.A. Small Cap Index   20.74%           N/A            25.19%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. WASATCH FUNDS WILL DEDUCT A FEE OF 2% FROM REDEMPTION PROCEEDS ON FUND SHARES HELD TWO MONTHS OR LESS. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE WHICH, IF CHARGED, WOULD REDUCE THE PERFORMANCE QUOTED. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT
WWW.WASATCHFUNDS.COM OR CALL 800.551.1700. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

                             TOP 10 EQUITY HOLDINGS*

TICKER            COMPANY                                     % OF FUND
------            -------                                     ----------
AWD GR    AWD HOLDING AG                                        2.58%
          (Germany) Financial services.

4666 JP   PARK24 CO. LTD. (Japan)                               2.29%
          Parking lot operator.

EKTAB SS  ELEKTA AB, CLASS B                                    2.19%
          (Sweden) Radiology equipment.

UDG ID    UNITED DRUG PLC                                       2.14%
          (Ireland) Pharmaceuticals.

ORP FP    ORPEA (France)                                        2.13%
          Nursing homes.

SIA LN    SOCO INTERNATIONAL PLC                                2.08%
          (United Kingdom) Oil and gas developer.

HDFCB IN  HDFC BANK LTD.                                        2.02%
          (India) Consumer bank.

STMN SW   STRAUMANN HOLDING AG                                  1.97%
          (Switzerland) Dental implants.

CPW LN    CARPHONE WAREHOUSE GROUP                              1.93%
          plc (United Kingdom)
          Cell phones and telecom services retailer.

4849 JP   EN- JAPAN, INC.                                       1.89%
          (Japan) Internet employment agency.

* Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                  [PIE CHART]

CONSUMER DISCRETIONARY                                      24.9%
HEALTH CARE                                                 19.5%
INFORMATION TECHNOLOGY                                      15.4%
INDUSTRIALS                                                 15.1%
FINANCIALS                                                  10.5%
CONSUMER STAPLES                                             7.1%
ENERGY                                                       4.3%
TELECOMMUNICATION SERVICES                                   1.8%
UTILITIES                                                    1.4%

** Excludes short-term investments, if any.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

DATE           WASATCH INTERNATIONAL GROWTH FUND               MSCI WORLD EX-U.S.A. SMALL CAP INDEX
6/28/2002+                                10,000                                             10,000
3/31/2003                                  8,610                                              8,295
3/31/2004                                 14,760                                             15,403
3/31/2005                                 16,554                                             18,597

+ INCEPTION: JUNE 28, 2002. THE MSCI WORLD EX-U.S.A. SMALL CAP INDEX is an unmanaged index that measures the performance of stocks with market capitalizations between U.S. $200 million and $1.5 billion across 22 developed markets, excluding the United States. YOU CANNOT INVEST IN THE INDEX.

INTERNATIONAL OPPORTUNITIES FUND -- MANAGEMENT DISCUSSION         MARCH 31, 2005

      The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers.

REVIEW SINCE INCEPTION

      Since inception on January 27, 2005 through March 31, 2005, the Wasatch International Opportunities Fund was down 1.50%, while the MSCI World Ex-U.S.A. Small Cap Index was up 4.13%. As of March 31, we had invested about 70% of the Fund's assets. January typically is a strong month for international small cap stocks and this year was no different. Starting in February, we have proceeded somewhat cautiously as many of the stocks we had targeted moved up significantly in January. Over the next few months, we look forward to finding more opportunities to invest.

      During the Fund's first year of operation, we expect to focus our efforts on building a solid foundation. We are optimistic about our prospects for success on this front because we have found an abundance of international companies at our market capitalization level that we feel have outstanding investment potential. In addition, these stocks often trade at attractive multiples because their growth prospects and positive investment characteristics are not being fully recognized by other investors.

      From the perspective of Fund performance, however, we think this could be a difficult year given the investment backdrop. The MSCI World Ex-U.S.A. Small Cap Index posted returns of over 60% in 2003 and nearly 30% in 2004. Two years of strong performance by the Index has created a high hurdle for returns in 2005. In addition, rising interest rates in the U.S. increases the perception of the risks of investing abroad and will likely increase the volatility of global markets.

      Since the beginning of the year, our team has made trips to Scandinavia, Japan and Europe. A senior analyst on the Fund resided in Paris for two months meeting the management teams of many companies in France, Switzerland, Germany and elsewhere in Europe. We believe these in- country visits help create a strong framework for comparing European companies with those in other parts of the world. There is no question that finding growing companies is more challenging in Continental Europe where the economic growth has not been supportive. However, we cannot underestimate the return potential of companies that are restructuring, improving their margins and adapting through cost reduction to difficult conditions, especially if those companies are small, nimble and underfollowed by market analysts.

      We spent two weeks in Japan where we saw many small companies, some of which were added to the Fund. One exciting development we noted was the budding turnaround in the Japanese real estate market. After suffering through 14 years of declining property values, the Japanese real estate market seems to have bottomed out. In Japan, unlike major metropolitan areas in the U.S., it is cheaper to buy than to rent, which makes Japanese properties attractive investments. The Fund has invested in a number of property-related stocks including Japanese real estate investment trusts (J-REITs). We feel the emergence of J-REITs, a relatively new way to invest in Japanese properties, is positive for the property market and we expect them to become increasingly attractive to investors.

      In the energy sector, the Fund holds small exploration and production companies and service companies in Canada, Norway and Australia. We have found that small energy companies can offer attractive growth prospects when experienced management teams use the latest technology to increase the production of older oil fields and develop fields in contiguous areas. Governments, particularly those that rely on North Sea oil fields where production has been decreasing, are recognizing the value of these small companies. Major oil companies typically view these types of fields as of diminishing significance to their operations.

      A unique area of investment for the Fund is in listed stock exchanges. We own shares in the New Zealand Stock Exchange, Osaka Securities Exchange and Oslo Stock Exchange. In our opinion, these exchanges are high quality businesses that are returning cash to shareholders. In general, we think listed stock exchanges are exceptional businesses where their growth is driven by the broad growth in capital market instruments offered by them including bonds, equities and interest rate derivatives. In talking to the management teams of these exchanges we also learned of their interest in listing more smaller companies.

      We see many opportunities in foreign markets to invest in companies with attractive long-term growth prospects. A couple of examples are RaySearch, a Swedish software company that optimizes dosage for radiology treatment, and Unisteel, a Singapore manufacturer of fasteners for hard disk drives that is benefiting from the growth in consumer electronics like the iPod.

OUTLOOK

      We expect the Wasatch International Opportunities Fund to differ from other international funds in that we are focused on investing in micro cap companies (market capitalizations of less than $1 billion in U.S. dollars). In addition, the small asset size of the Fund allows us to take meaningful positions in small and micro cap companies.

      Another way the Fund will differ from the MSCI World Ex-U.S.A. Small Cap Index and other comparable mutual funds is that we expect to own more stocks in the markets of Asia and the Pacific Rim. Our 'map of the world,' developed through extensive research, indicates that there are attractive investment opportunities in markets such as Korea, Taiwan, Hong Kong and Singapore.

      As stated earlier, we expect this year to be one of striving to build a strong foundation for the Fund. We are excited about the opportunities we are seeing from the world's growing small and micro cap companies. We are working hard to invest in those companies that we believe offer the best potential for the long-term growth of your assets.

      Thank you for the trust you have placed in Wasatch by investing in the International Opportunities Fund.

INTERNATIONAL OPPORTUNITIES FUND -- PORTFOLIO SUMMARY             MARCH 31, 2005

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                   SINCE INCEPTION
                                             1 YEAR     5 YEARS        1/27/05*
                                             ------     -------    ---------------
WASATCH INTERNATIONAL OPPORTUNITIES FUND      N/A         N/A          -1.50%
MSCI World EX-U.S.A. Small Cap Index          N/A         N/A           4.13%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. WASATCH FUNDS WILL DEDUCT A FEE OF 2% FROM REDEMPTION PROCEEDS ON FUND SHARES HELD TWO MONTHS OR LESS. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE WHICH, IF CHARGED, WOULD REDUCE THE PERFORMANCE QUOTED. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT
WWW.WASATCHFUNDS.COM OR CALL 800.551.1700. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*Returns less than a year are not annualized.

                            TOP 10 EQUITY HOLDINGS**

TICKER                     COMPANY                     % OF FUND
-------    ---------------------------------------     ---------
ACTA NO    ACTA HOLDINGS ASA                              1.59%
           (Norway) Financial advisory services.

RAYB SS    RAYSEARCH LABORATORIES                         1.49%
           (Sweden) Dosage software for radiology.

NZX NZ     NEW ZEALAND EXCHANGE LTD.                      1.35%
           (New Zealand) Securities exchange.

RLS SP     RAFFLES EDUCATION CORP. LTD.                   1.29%
           (Singapore) For-profit education.

6432 JP    TAKEUCHI MANUFACTURING CO.                     1.26%
           LTD. (Japan)
           Construction machinery manufacturer.

SES CN     SAXON ENERGY SERVICES, INC.                    1.03%
           (Canada) Oil and gas developer.

ISR GR     ISRA VISION SYSTEMS AG                         1.03%
           (Germany) Robotics software.

4065 JP    KIBUN FOOD CHEMIFA CO. LTD.                    1.00%
           (Japan) Soymilk products.

PSI CN     PASON SYSTEMS, INC. (Canada)                   0.99%
           Oil field measurement equipment.

BMY LN     BLOOMSBURY PUBLISHING PLC                      0.98%
           (United Kingdom) Publishing company.

** Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN+

                                  [PIE CHART]

INDUSTRIALS                                              26.3%
CONSUMER DISCRETIONARY                                   15.7%
INFORMATION TECHNOLOGY                                   14.8%
FINANCIALS                                               11.7%
CONSUMER STAPLES                                          8.5%
ENERGY                                                    8.3%
HEALTH CARE                                               7.7%
MATERIALS                                                 6.0%
TECHNOLOGY                                                1.0%

+     Excludes short-term investments, if any.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

   DATE        WASATCH INTERNATIONAL OPPORTUNITIES FUND      MSCI WORLD EX-U.S.A. SMALL CAP INDEX
---------      ----------------------------------------      ------------------------------------
1/27/2005++                  10,000                                       10,000
1/31/2005                    10,000                                       10,154
2/28/2005                    10,100                                       10,585
3/31/2005                     9,850                                       10,413

++ INCEPTION: JANUARY 27,2005. THE MSCI WORLD EX-U.S.A. SMALL CAP INDEX is an unmanaged Index that measures the performance of stocks with market capitalizations between U.S. $200 million and $1.5 billion across 22 developed markets, excluding the United States. YOU CANNOT INVEST IN THE INDEX.

MICRO CAP FUND -- MANAGEMENT DISCUSSION                           MARCH 31, 2005

[PHOTO OF ROBERT GARDINER]
ROBERT GARDINER, CFA
PORTFOLIO MANAGER

[PHOTO OF DANIEL CHACE]
DANIEL CHACE, CFA
PORTFOLIO MANAGER

SIX MONTH REVIEW

      The Wasatch Micro Cap Fund had a return of 12.90% for the six months ended March 31,2005. The Russell 2000 Index, widely used to gauge the performance of small company stocks, returned 8.00% over the same period.

      Positive contributions from holdings in many sectors helped the Fund outperform the Russell 2000 Index. Overall, good stock selection was the primary reason we outperformed. It is also worth noting that several international stocks added significantly to the Fund's return during the period.

      The retail and business services stocks that comprise the majority of the Fund's holdings in the consumer discretionary sector did well as most companies met our earnings expectations. Our overweighting and the substantially better performance of our holdings helped this sector contribute far more to the Fund's performance than to the Index's. Good results were evenly spread, including Bijou Brigitte, a European retailer of inexpensive jewelry. Other notable contributions came from AMN Healthcare, a temporary health care staffing company, and from Guitar Center, a chain of music stores. AMN's strong fundamentals reflected the company's pricing power in an industry suffering from a dearth of qualified medical personnel, particularly travel nurses. Guitar Center has demonstrated effectiveness at marketing to hobbyists and professionals.

      The Fund' weighting in the financial services sector was less than half the Index sector weight. Due to a combination of this lower weighting and the solid performance of our holdings, the financial services sector contributed more to the Fund's return than it did to the Index's. Home Capital Group, a Canadian mortgage lender, was the standout performer. However, faced with a strong headwind of rising interest rates, the near-term prospects of these stocks are uncertain. We believe that our companies are fairly well insulated against interest rate risk, but we cannot predict how discriminating investors will be in the face of generally rising rates.

      In the technology sector, good stock selection and a sub- stantial overweighting meant this sector contributed more to the performance of the Fund than it did to that of the Index. Over the past year, we have focused on buying what we believed were high quality technology stocks at favorable prices. The stock price of Tessera Technologies rose in expectation of continued growth after the chip-packaging company settled a licensing dispute. The stock price of PLX Technology, a developer of semiconductor devices, rose in anticipation of a successful product launch. Biacore, a Swedish manufacturer of scientific instruments, has projected a profitable 2005. In addition, the software designer Verisity agreed to be acquired at a premium. All four stocks added to our results.

      Producer durables stocks also made a positive contribution to the Fund's results. We were slightly underweight in this sector compared to the Russell 2000 Index but the Fund's holdings significantly outperformed. This under-scores how important fundamental, company-by-company research is to Wasatch's investment process. We believe we have been successful in this sector because we have identified several companies whose management skills add value in an industry in which an average company grows roughly at the rate of the overall economy. Our one notable detractor was inTest, a manufacturer of docking hardware used by semiconductor manufacturers. inTest's stock price was down in response to the company's slower order growth.

      Similar to the technology sector, the Fund's health care sector was more than double the Index weight and, on an aggregate basis, our health care stocks were up more than those in the Index. Cyberonics, a medical device company, did well after the U.S. Food & Drug Administration reversed its prior stance and issued a letter stating that it considered Cyberonics' device to treat depression to be approvable. As a result, the company's stock price gain added significantly to the Fund's performance. The announcement that specialty drug distributor Accredo Health would be acquired also had a big positive effect. AmSurg, an owner of ambulatory surgery centers, also helped, although the company's management lowered guidance on 2005 earnings late in the period and this has deflated the stock somewhat.

      There were also a couple of notable misses in health care. The share price of Odyssey HealthCare, a provider of hospice care, continued to struggle. We reduced our stake in the company when it appeared that a Justice Department investigation into the company's government reimbursement claims could slow patient referrals from hospitals and physicians. Abaxis, which has an innovative point-of-care device for blood testing, lost momentum as its business struggled.

      A substantial portion of the return generated by the Russell 2000 Index was attributable to the energy and materials and processing sectors. Generally speaking, we have had little exposure to these commodity-related industries for some time. The Fund's lack of exposure to these strong- performing sectors has been a drag on performance over the past year. We are diligently trying to find businesses in these areas that have sustainable earnings growth and are not dependent on the direction of commodity prices.

OUTLOOK

      We follow a disciplined strategy that seeks to invest in high quality growth companies at reasonable valuations. Keeping that strategy in mind, and given the correction in micro cap stock prices subsequent to the end of the period, valuations look more interesting for many of the companies we typically like to own. We continue to turn over all stones to identify attractive companies in which to invest.

      We would like to thank you for the opportunity to manage your assets.

MICRO CAP FUND -- PORTFOLIO SUMMARY                               MARCH 31, 2005

                          AVERAGE ANNUAL TOTAL RETURNS

                                                   SINCE INCEPTION
                           1 YEAR    5 YEARS           6/19/95
                           ------    ------        ---------------
WASATCH MICRO CAP FUND     4.45%      20.89%            26.58%
Russell 2000 Index         5.41%       4.01%             9.71%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. WASATCH FUNDS WILL DEDUCT A FEE OF 2% FROM REDEMPTION PROCEEDS ON FUND SHARES HELD TWO MONTHS OR LESS. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE WHICH, IF CHARGED, WOULD REDUCE THE PERFORMANCE QUOTED. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT
WWW.WASATCHFUNDS.COM OR CALL 800.551.1700. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER.

Investments in micro cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

                             TOP 10 EQUITY HOLDINGS*

TICKER                      COMPANY                        % OF FUND
------     --------------------------------------------    ---------
AMSG       AMSURG CORP.                                       4.18%
           Outpatient surgery centers.

BGFV       BIG 5 SPORTING GOODS CORP.                         2.89%
           Sporting goods retailer.

AHS        AMN HEALTHCARE SERVICES, INC.                      2.77%
           Health care staffing.

OIIM       02MICRO INTERNATIONAL LTD.                         2.10%
           Semiconductors to increase power efficiency.

GTRC       GUITAR CENTER, INC.                                1.95%
           Music stores.

PLXT       PLX TECHNOLOGY, INC.                               1.95%
           Semiconductors to accelerate and manage
           data transfer.

ICLR       ICON PLC ADR Clinical research services            1.94%
           for the global pharmaceutical industry.

USAK       USA TRUCK, INC.                                    1.93%
           Trucking company.

CYBX       CYBERONICS, INC.                                   1.82%
           Implantable medical devices.

USPH       U.S. PHYSICAL THERAPY,INC.                         1.69%
           Physical therapists.

* Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Finds or their Advisor.

                               SECTOR BREAKDOWN**

                                  [PIE CHART]

HEALTH CARE                                              24.7%
CONSUMER DISCRETIONARY                                   24.5%
TECHNOLOGY                                               18.4%
FINANCIAL SERVICES                                        8.2%
INFORMATION TECHNOLOGY                                    6.2%
PRODUCER DURABLES                                         6.1%
AUTOS & TRANSPORTATION                                    4.2%
INDUSTRIALS                                               2.7%
OTHER                                                     2.6%
FINANCIALS                                                2.4%

**  Excludes short-term investments, if any.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

  DATE       WASATCH MICRO CAP FUND     RUSSELL 2000 INDEX
6/19/1995+            10,000                   10,000
3/31/1996             14,850                   11,857
3/31/1997             15,021                   12,463
3/31/1998             25,583                   17,699
3/31/1999             23,687                   14,821
3/31/2000             38,856                   20,349
3/31/2001             47,700                   17,230
3/31/2002             72,254                   19,639
3/31/2003             58,250                   14,343
3/31/2004             96,066                   23,499
3/31/2005            100,342                   24,771

+ INCEPTION: JUNE 19,1995. THE RUSSELL 2000 INDEX is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. YOU CANNOT INVEST IN THE INDEX.

MICRO CAP VALUE FUND -- MANAGEMENT DISCUSSION                      MARCH 31,2005

[PHOTO OF JOHN MALOOLY]

JOHN MALOOLY, CFA
PORTFOLIO MANAGER

[PHOTO OF BRIAN BYTHROW]

BRIAN BYTHROW, CFA
PORTFOLIO MANAGER

SIX MONTH REVIEW

      The Wasatch Micro Cap Value Fund had a return of 10.61% for the six months ended March 31,2005. The Fund's return was higher than that of the Russell 2000 Index, which was up 8.00%.

      Our consumer discretionary stocks contributed the most to the Fund's return. The Fund was weighted below the Russell 2000 Index, but our selection of retail stocks pulled ahead of those comprising the sector benchmark. Three of our top performers in this sector were international companies: Bijou
Brigitte, a European retailer of inexpensive jewelry and accessories; Allen-Vanguard, a Canadian company that develops anti-terrorism products, and easyhome, Canada's largest rent-to-own retailer. Bijou's solid earnings reflected good business execution. Allen-Vanguard completed a merger in the period that added to its stock value. With easyhome, Wasatch's investment team leveraged its knowledge of the U.S. rent-to-own market with an international company.

      The financial services sector also was a big contributor. Our smaller niche lending and regional banking stocks generally did well, which helped us to outperform the Index despite our underweighting in this sector. Notable contributors included Home Capital Group, a Canadian home mortgage lender whose business continues to benefit from heavy loan demand, and Nicholas Financial, a consumer auto finance company.

      Despite the Fund's generally good returns from this sector overall, some of our financial stocks lagged later in the period. Weakness was mostly confined to a handful of companies that suffered from what we believe was concern over rising short-term interest rates. Detractors included Encore Capital Group, a purchaser and manager of charged-off consumer receivable portfolios, and Wilshire Bancorp, a regional ethnic bank. We remain positive on both companies' long-term prospects.

      Our holdings in the health care sector, in which the Fund was overweight compared to the Index, contributed to our outperformance. Medical technology companies led the pack, including Cyberonics, whose stock price was up sharply on the news that the U.S. Food & Drug Administration, reversing an earlier decision, announced that it would consider approving a device developed by the company to treat depression. Other significant contributions came from Computer Programs & Systems, a health care information systems company, and NuVasive, a company that makes devices used to treat spine disorders. Both companies' share prices were up as a result of strong fourth quarter and full-year 2004 earnings growth.

      Partially detracting from these results were Ista Pharmaceuticals, a developer of products used to treat serious eye conditions, and Discovery Partners International, a provider of technology used in drug discovery efforts. Ista reported losses in the fourth quarter and 2004, which was partly due to higher business expenses and slower than expected new product approvals. We believe Discovery Partners' shares dropped due to concerns over the company's reliance on a single customer. In addition, we reduced our stake in Odyssey Healthcare, a hospice care provider, when it appeared that a Justice Department investigation into the company's reimbursement claims could slow its growth.

      The Fund had a relative small weighting in energy stocks. Although our energy stocks were up more, we did not outperform the Index in this sector due to our underweighting. The largest contributor in this sector was Energy Partners, an oil and natural gas exploration and production company that has located potentially substantial undersea oil and gas reserves in the Gulf of Mexico. Harvest Natural Resources detracted from performance as its stock price dropped in response to a decision by the Venezuelan government that could affect the company's operations.

      Our underweight technology stocks added modestly to the Fund's returns and our holdings advanced slightly faster than the comparable sector in the Russell 2000 Index. Over the past year we have focused on buying what we believed were high quality technology stocks at favorable prices. This effort was rewarded by our investment in PLX Technology, a supplier of high-performance hardware and software design tools. Another top contributor was Isra Vision Systems AG, a company that provides machine vision systems used in contact lens manufacturing.

      The Fund had no holdings in the utilities sector and only a small weight in the materials and processing sector. Being underweighted in these areas held back the Fund's performance relative to the Index. Although the Fund missed out on the performance of two of the Index's better performing sectors, we are not too distressed when we consider that few companies in these sectors meet our selection criteria.

      The Fund's international holdings, which are widely spread among the sectors included in the Fund, once again performed well. In fact, nine of the Fund's 25 top-performing companies as of March 31 were located outside the U.S.

OUTLOOK

      Although high valuations are our biggest concern, in general we think small companies have the potential to post higher growth than large companies. Our approach seeks to identify companies with superior operating margins relative to the average company comprising the Russell 2000 Index, and then to invest in only those few companies that have what we believe are great business models and franchises. We have trimmed some of our more expensive stocks, while looking for opportunities that we think may have better upside potential. By remaining disciplined and patient, we believe our shareholders will be rewarded as opportunities arise to invest at favorable prices over the course of the year.

      We appreciate the opportunity to manage your assets.

MICRO CAP VALUE FUND -- PORTFOLIO SUMMARY                         MARCH 31, 2005

                          AVERAGE ANNUAL TOTAL RETURNS

                                                           SINCE INCEPTION
                                   1 YEAR      5 YEARS         7/28/03
                                   ------      -------     ---------------
WASATCH MICRO CAP VALUE FUND       4.51%         N/A            23.39%
Russell 2000 Index                 5.41%         N/A            18.15%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. WASATCH FUNDS WILL DEDUCT A FEE OF 2% FROM REDEMPTION PROCEEDS ON FUND SHARES HELD TWO MONTHS OR LESS. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE WHICH, IF CHARGED, WOULD REDUCE THE PERFORMANCE QUOTED. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT
WWW.WASATCHFUNDS.COM OR CALL 800.551.1700. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER.

Investments in micro cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

                            TOP 10 EQUITY HOLDINGS*

TICKER       COMPANY                                       % OF FUND
-------      ----------------------------------------      ---------
PLXT         PLX TECHNOLOGY, INC.                            2.48%
             Semiconductors to accelerate and
             manage data transfer.

APTI         ADVANCED POWER TECHNOLOGY, INC.                 2.33%
             High performance power semiconductors.

NPTH         ENPATH MEDICAL, INC.                            2.12%
             Advanced vascular delivery products.

EH CN        EASYHOME LTD.(Canada)                           2.07%
             Rent-to-own retailer.

BIJ GR       BIJOU BRIGITTE AG (Germany)                     2.05%
             Costume jewelry retailer.

NUVA         NUVASIVE, INC.                                  2.04%
             Medical devices for spine surgery.

LGVN         LOGICVISION, INC.                               1.92%
             Embedded test technology for complex
             semiconductors.

VRS CN       ALLEN- VANGUARD CORP.(Canada)                   1.71%
             Containment and disposal of explosives.

EZM CN       EUROZINC MINING CORP.(Canada)                   1.67%
             Copper mines.

COB/SV/      COOLBRANDS INTERNATIONAL, INC.                  1.67%
ACN          (Canada) Frozen desserts manufacturer/
             distributor.

* Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                              SECTOR BREAK DOWN**

                                  [PIE CHART]

HEALTH CARE                                              24.3%
FINANCIAL SERVICES                                       17.1%
CONSUMER DISCRETIONARY                                   13.4%
TECHNOLOGY                                                9.2%
INDUSTRIALS                                               9.0%
PRODUCER DURABLES                                         8.2%
OTHER                                                     7.3%
AUTOS & TRANSPORTATION                                    4.4%
ENERGY                                                    3.8%
INFORMATION TECHNOLOGY                                    3.3%

**  Excludes short-term investments,if any.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

   DATE        WASATCH MICRO CAP VALUE FUND     RUSSELL 2000 INDEX
 7/28/2003+                10,000                     10,000
 9/30/2003                 10,450                     10,316
12/31/2003                 12,059                     11,814
 3/31/2004                 13,610                     12,553
 6/30/2004                 13,460                     12,613
 9/30/2004                 12,860                     12,252
12/31/2004                 14,621                     13,979
 3/31/2005                 14,224                     13,233

+ INCEPTION: JULY 28,2003. THE RUSSELL 2000 INDEX is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. YOU CANNOT INVEST IN THE INDEX.

SMALL CAP GROWTH FUND -- MANAGEMENT DISCUSSION                    MARCH 31, 2005

[PHOTO OF JEFF CARDON]

JEFF CARDON, CFA
PORTFOLIO MANAGER

SIX MONTH REVIEW

      The Wasatch Small Cap Growth Fund had a return of 12.43% in the six months ended March 31, 2005. The Fund's return was higher than the 8.00% return posted by the Russell 2000 Index, a widely used benchmark for the performance of small company stocks.

      Our bottom-up investment strategy, which pays attention to captured earn-ings growth, aided our results. Average annual earnings growth reported during the fourth quarter of 2004 for companies held by the Fund was strong at an estimated 24%. We have been enjoying a two-year period of above-average growth, fueled by strong revenue growth and margin expansion. Looking out, we expect continued strong growth but believe further margin expansion will be harder to achieve. In other words, we still see strong earnings growth but more in line with revenue growth, which we project in the high teens. We think that a disciplined investment strategy aimed at capturing this growth should result in favorable returns.

      Health care stocks made the largest contribution to our outperformance relative to the Index. The announcement that Accredo Health would be acquired added to portfolio returns in this sector. In addition, many of our top health care holdings enjoyed strong fundamentals, including AMERIGROUP, AmSurg, and American Healthways. These good results were partially offset by Odyssey HealthCare, a hospice care provider, and by Medicis Pharmaceutical, which makes dermatological products. Odyssey has suffered from increased regulatory scrutiny and slowing demand, while Medicis announced a merger agreement that precipitated a stock price decline.

      In the consumer discretionary sector, our retail stocks also added to performance. Strength was well distributed across many of the retail businesses we owned, including O'Reilly Automotive, an automotive parts retailer/distribu-tor; Carter's, a children's apparel retailer; Hibbett Sporting Goods, a sporting goods chain; and Chico's, an upscale women's clothing retailer. In selecting retail companies we seek to invest in companies that, in general, we believe can grow earnings regardless of the economic backdrop.

      Our homebuilding stocks helped us outperform the producer durables sector of the Index despite our underweighting in this sector. Clearly, the Fund has benefited from a strong housing market in the U.S. as well as from investing in what we think are some of the best run and most dynamic companies in the housing industry. Our portfolio management style is more prone to take profits in stocks that have enjoyed such huge run-ups in price. While we have been taking profits in our housing stocks, we have been less aggressive in our selling because these stocks are still priced at reasonable valuations.

      The Fund's weighting in financial services was about half that of the Index. While our holdings fared slightly better than those in the Index, the Fund underperformed the Index in this sector due to our underweighting. The Fund benefited from holding HDFC Bank, a consumer bank in India, and Calamos Asset Management, a closely held investment management firm. On the other hand, Doral Financial, one of the largest mortgage finance companies in Puerto Rico, hurt our returns. Doral's weak stock price was partly attributable to interest rate fears but mostly due to accounting issues relating to complex non-cash earnings transactions. While we continue to like the company as a long-term opportunity, these accounting issues have created enough uncertainty to prevent us from adding to our position. Doral represented less than 0.50% of the Fund's assets as of March 31, 2005.

      Technology stocks continued to struggle. Over the past year, we have focused on buying what we believed were high quality technology stocks at favorable prices. Our disciplined approach helped us outperform the Index in the technology sector. Two of the biggest contributors were Tessera Technologies, a semiconductor packaging company, and Cognizant Technology Solutions, a provider of information technology services. Tessera has enjoyed rapidly expand-ing earnings, a rarity in today's weak market for technology products. Tessera also settled an intellectual property lawsuit. Cognizant did well as more businesses turn to offshore outsourcing as a way to improve productivity. The acquisition of Verisity, a software company, also added value. Two technology holdings were notable detractors from performance -- Kintera, a provider of software solutions for non-profit organizations, and Micrel, a maker of analog semiconductors. While the stock prices of these companies were weak, we remain positive on their long-term prospects.

      The Fund had no holdings in the energy sector and few holdings in the consumer staples and materials and processing sectors. These sectors were among the largest contributors to the performance of the Index due to the recent run-up in oil and other commodity prices. We have a hard time finding companies in these sectors that have identifiable competitive barriers to entry. We believe that in the long run we are better off investing in companies that offer longterm growth opportunities with defensible barriers.

OUTLOOK

      In the past six months, Fund performance benefited from the overall strong earnings growth of our portfolio companies. This good performance was a result of good stock selection in spite of a market that was more focused on com-modity-oriented industries. If these commodity-oriented industries begin to weaken, we believe the Fund will enjoy a performance tailwind instead of the headwind we have been fighting recently.

      Price-to-earnings (P/E) ratios have been at the higher end of their long-term range, but recent market weakness has created a more favorable valuation environment. Our investment strategy is geared to investing in what we believe are high quality companies at rational prices, so we view the recent decline in the market as an investment opportunity.

      Thank you for the opportunity to manage your assets. We take our fiduciary responsibilities seriously and appreciate the trust you have placed in Wasatch.

SMALL CAP GROWTH FUND -- PORTFOLIO SUMMARY                         MARCH 31,2005

                          AVERAGE ANNUAL TOTAL RETURNS

                                  1YEAR     5 YEARS     10 YEARS
                                  -----     -------     --------
WASATCH SMALL CAP GROWTH FUND     8.78%      10.66%      14.97%
                                  ----       -----       -----
Russell 2000 Index                5.41%       4.01%      10.43%
                                  ----       -----       -----

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. WASATCH FUNDS WILL DEDUCT A FEE OF 2% FROM REDEMPTION PROCEEDS ON FUND SHARES HELD TWO MONTHS OR LESS. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE WHICH, IF CHARGED, WOULD REDUCE THE PERFORMANCE QUOTED. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT
WWW.WASATCHFUNDS.COM OR CALL 800.551.1700. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER.

Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

                             TOP 10 EQUITY HOLDINGS*

TICKER                    COMPANY                          % OF FUND
------    ----------------------------------------------   ---------
ORLY      O'REILLY AUTOMOTIVE, INC.                            4.08%
          Automotive parts retailer/distributor.

AMSG      AMSURG CORP.                                         3.03%
          Outpatient surgery centers.

TECH      TECHNE CORP.                                         2.62%
          Complex, disposable research kits for biotech.

KNX       KNIGHT TRANSPORTATION,INC.                           2.59%
          Long haul trucking and logistic services.

NXTP      NEXTEL PARTNERS, INC.,CLASS A                        2.21%
          Wireless service provider.

AMHC      AMERICAN HEALTHWAYS, INC.                            2.00%
          Disease management services.

GTRC      GUITAR CENTER, INC.                                  1.99%
          Music stores.

CARS      CAPITAL AUTOMOTIVE                                   1.99%
          Specialized reit.

YCC       YANKEE CANDLE CO.,INC.                               1.96%
          Scented candle manufacturer.

MTH       MERITAGE HOMES CORP.                                 1.90%
          Homebuilder.

* Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                   [PIE CHART]

CONSUMER DISCRETIONARY                                   28.2%
HEALTH CARE                                              25.5%
TECHNOLOGY                                               18.1%
FINANCIAL SERVICES                                       11.4%
PRODUCER DURABLES                                         4.4%
AUTOS & TRANPORTATION                                     2.8%
FINANCIALS                                                2.7%
OTHER                                                     2.6%
UTILITIES                                                 2.4%
INFORMATION TECHNOLOGY                                    1.9%

** Excludes short-term investments, any.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

  DATE        WASATCH SMALL CAP GROWTH FUND     RUSSELL 2000 INDEX
---------     -----------------------------     ------------------
3/31/1995                 10,000                      10,000
3/31/1996                 12,591                      12,905
3/31/1997                 11,939                      13,564
3/31/1998                 17,084                      19,263
3/31/1999                 16,201                      16,131
3/31/2000                 24,322                      22,147
3/31/2001                 24,936                      18,753
3/31/2002                 33,347                      21,375
3/31/2003                 25,057                      15,611
3/31/2004                 37,100                      25,576
3/31/2005                 40,358                      26,960

THE RUSSELL 2000 INDEX is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. YOU CANNOT INVEST IN THE INDEX.

SMALL CAP VALUE FUND -- MANAGEMENT DISCUSSION                     MARCH 31, 2005

[PHOTO OF JIM LARKINS]

JIM LARKINS, MBA PORTFOLIO MANAGER

[PHOTO OF JOHN MAZANEC]

JOHN MAZANEC, MBA PORTFOLIO MANAGER

SIX MONTH REVIEW

      The Wasatch Small Cap Value Fund gained 9.99% in the six months ended March 31,2005 and outperformed the Russell 2000 Value Index, which gained 8.70%. Contributions from our holdings in the consumer discretionary, producer durables, and autos and transportation sectors drove the Fund's outperformance of the Index.

      Since the beginning of 2005, the U.S. equity markets have experienced widespread weakness as surging energy prices, rising short-term interest rates and better than expected economic growth raised the specter of inflation. While we are pleased with the Fund's performance, these factors plus fairly rich valuation multiples for many sectors of the equity market have caused us to become more cautious in our outlook.

      Consumer discretionary was the Fund's top contributor and second largest sector weight. Global Imaging Systems, a company that sells and services office-imaging equipment, was the best contributor in this sector. We sold Casual Male, a big and tall men's clothing retailer. While we initially liked the company's turnaround story, ongoing research indicated that Casual Male's concept may be difficult to execute and that earnings power was not high enough to make the stock attractive even at depressed levels.

      In the producer durables sector, the Fund benefited from investments in homebuilders -- Meritage Homes, NVR, Toll Brothers and Hovnanian Enterprises. We feel our homebuilders have solid businesses and the potential to sustain growth over the long-term as they take market share from smaller, independent builders, gain economies of scale and are disciplined in managing their balance sheets. The Fund was slightly underweighted in the producer durables sector but the substantially better performance of our holdings allowed us to outperform the Index in this sector.

      The Fund's autos and transportation sector was overweighted compared to the Index and our holdings were up significantly more than those in the Index. Trucking companies, in general, have benefited as demand has outpaced supply. We feel we have invested in solid operators at attractive prices and these companies contributed to the Fund's return. Aftermarket auto parts suppliers, Aftermarket Technology and Keystone Automotive Industries, also contributed.

      Our financial services holdings were not up as much as those in the Index and we underperformed in this sector due to our significant overweighting. In general, financial services stocks have performed poorly since the start of 2005. Several factors appeared to be responsible including concern over higher interest rates, reduced net interest margin due to a relatively flat yield curve, and lower profits for some companies due to increased competition. While we recognized these concerns, we were attracted to many of our holdings due to their valuation, ability to perform well in a reasonable environment where interest rates do not increase or decrease drastically in a short time, and potential for long-term growth and greater profits. Nevertheless, Saxon Capital, Redwood Trust and Commercial Capital Bancorp suffered stock price declines as investors attempted to estimate the impact of these factors.

      The Fund's biggest detractor was Doral Financial, the dominant home mortgage lender in Puerto Rico. Doral's stock price declined on concerns about how the company accounts for complex non-cash earnings transactions. We are re-evaluating this investment.

      We have been repositioning in financial services by decreasing our weight in subprime lenders and putting more assets into prime lenders. To that end, we sold New Century Financial and Friedman, Billings, Ramsey.

      Although our holdings in the materials and processing sector were up considerably more than those in the Index, our underweighting meant that the contribution from this sector was less than that of the Index. Mobile Mini, a company that refurbishes shipping containers and leases them as storage units, was the top contributor to the Fund's performance. The company's stock price has appreciated as the return on assets and investment has improved.

      We were still underweight in the energy sector relative to the Index despite increasing our weighting in the period. Our underweighting and the weaker performance of our holdings caused us to underperform the Index in this sector. Harvest Natural Resources was the Fund's biggest detractor in this sector due to an adverse decision by the Venezuelan government. We believe the company's current stock price reflects this risk but we are monitoring the situation.

      We continue working to find companies in the materials and processing and energy sectors that meet our investment criteria. The primary challenge is to find investments at prices that provide suitable downside protection if commodity and energy prices fall from their high recent levels.

     The utilities sector made a solid contribution to the Index's performance. Our lack of holdings in this sector held back the Fund's performance relative to the Index.

OUTLOOK

      The U.S. economy appears to be on a moderate growth path and gradually rising interest rates should help to control inflation. However, growth may be hampered by rising energy prices or deteriorating economic indicators.

      For value investors, stock price appreciation is a double-edged sword. The overall strong performance of value-oriented small company stocks in the last two years has made it more challenging to find undervalued small companies. We continue to be diligent in our research and feel that our investment discipline will bear fruit if we are patient and insist upon investing in companies that offer both quality and value.

      We appreciate your investment in the Wasatch Small Cap Value Fund.

SMALL CAP VALUE FUND -- PORTFOLIO SUMMARY                         MARCH 31, 2005

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                    SINCE INCEPTION
                                      1 YEAR         5 YEARS            12/17/97
                                      ------         -------        ---------------
WASATCH SMALL CAP VALUE FUND          3.62%          17.45%             19.09%

Russell 2000 Value Index              9.79%          15.42%              9.99%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. WASATCH FUNDS WILL DEDUCT A FEE OF 2% FROM REDEMPTION PROCEEDS ON FUND SHARES HELD TWO MONTHS OR LESS. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE WHICH, IF CHARGED, WOULD REDUCE THE PERFORMANCE QUOTED. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT
WWW.WASATCHFUNDS.COM OR CALL 800.551.1700. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER.

Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

                             TOP 10 EQUITY HOLDINGS*

TICKER                                 COMPANY                                % OF FUND
------                                 -------                                ---------
ACF      AMERICREDIT CORP.                                                      3.72%
         Subprime automobile lender.

RWT      REDWOOD TRUST, INC.                                                    2.75%
         Jumbo ARM mortgage REIT.

SAX      SAXON CAPITAL, INC.                                                    2.70%
         Subprime mortgage REIT.

NTY      NBTY, INC.                                                             2.24%
         Nutritional supplements manufacturer/retailer.

LAD      LITHIA MOTORS, INC., CLASS A                                           2.18%
         Auto retailer.

KEYS     KEYSTONE AUTOMOTIVE INDUSTRIES, INC.
         Aftermarket auto replacement parts.                                    2.10%

ATAC     AFTERMARKET TECHNOLOGY CORP.
         Aftermarket auto replacement parts.                                    2.02%

CCBI     COMMERCIAL CAPITAL BANCORP, INC.                                       1.97%
         Regional bank specializing in multifamily residential loans.

HOV      HOVNANIAN ENTERPRISES, INC.,
         CLASS A Homebuilder.                                                   1.90%

HBG      HUB INTERNATIONAL LTD.
         Insurance broker.                                                      1.81%

* Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                  [PIE CHART]

FINANCIAL SERVICES                                       38.3%
CONSUMER DISCRETIONARY                                   21.2%
AUTOS & TRANSPORTATION                                    9.2%
TECHNOLOGY                                                7.1%
PRODUCER DURABLES                                         6.7%
FINANCIALS                                                5.8%
OTHER                                                     3.6%
ENERGY                                                    3.2%
MATERIALS & PROCESSING                                    2.6%
CONSUMER STAPLES                                          2.3%

**Excludes short-term investments, if any.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

   DATE                           WASATCH SMALL CAP VALUE FUND            RUSSELL 2000 VALUE INDEX
----------                        ----------------------------            ------------------------
12/17/1997+                                  10,000                              10,000
 3/31/1998                                   11,650                              11,076
 3/31/1999                                    9,750                               8,636
 3/31/2000                                   15,986                               9,780
 3/31/2001                                   19,331                              11,683
 3/31/2002                                   27,539                              14,457
 3/31/2003                                   19,260                              11,092
 3/31/2004                                   34,479                              18,244
 3/31/2005                                   35,727                              20,030

+ INCEPTION: DECEMBER 17, 1997. THE RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of' the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. YOU CANNOT INVEST IN THE INDEX.

ULTRA GROWTH FUND -- MANAGEMENT DISCUSSION                        MARCH 31, 2005

[PHOTO OF KAREY BARKER]

KAREY BARKER, CFA
PORTFOLIO MANAGER

[PHOTO OF AJAY KRISHNAN]

AJAY KRISHNAN, CFA
PORTFOLIO MANAGER

SIX MONTH REVIEW

      The Wasatch Ultra Growth Fund gained 9.85% in the past six months and outperformed the Russell 2000 Growth Index, which gained 7.23% but slightly underperformed the Russell 2500 Growth Index, which gained 9.94%. The Fund's substantially heavier weightings in the health care and technology sectors and the better performance of our holdings in these sectors were the primary reasons we outperformed the Russell 2000 Growth Index (the "Index").

      Health care was the Fund's biggest contributor during the period led by Accredo Health, our largest holding and top contributor overall. Accredo, a company that provides services for individuals with chronic diseases, announced in February that it had received an offer to be acquired by Medco Health Solutions. This announcement sent Accredo's stock price dramatically higher. We reduced our position to capture profits and control position size. After the roller coaster ride we have endured with Accredo's stock price over the past two years, this was a nice validation of our confidence in the quality and intrinsic value of this company.

      We sold Odyssey Healthcare, a hospice care provider, when it appeared that a Justice Department investigation into the company's government reimbursement claims could slow patient referrals from hospitals and physicians. We were also concerned that higher legal costs could limit Odyssey's ability to meet our long-term earnings growth expectations. Nevertheless, Odyssey was the Fund's largest detractor.

      Last summer, weak stock prices in the technology sector presented some opportunities to initiate or increase positions in what we felt were high quality, fast growing semiconductor companies. This proved to be a good move as a number of these investments made solid contributions and helped us outperform this sector of the Index. Our best performing technology stock was Tessera Technologies, a company that licenses a patented, proprietary method for packaging components on semiconductor chips. Tessera's stock price rose as the company won settlement of an intellectual property lawsuit. Three technology holdings were significant detractors -- Kintera, a provider of software solutions for non-profit organizations, Micrel, a maker of analog semiconductors for cell phones and laptops, and Lionbridge Technologies, an information technology services outsourcer.

      In the consumer discretionary sector, we took new positions in a couple of companies that provide education for working adults. We also found opportunities to invest in a few attractively valued fast growing retailers. Nevertheless, we remained underweight in this sector compared to the Index. Our consumer discretionary holdings contributed to the Fund's performance led by The Advisory Board Co., O'Reilly Automotive and AMN Healthcare Services. Our underweighting meant that we underperformed the Index in this sector.

      Over the past six months, we have increased our weighting in the financial services sector where we have historically been underweight compared to the Index. At the end of the period the Fund was slightly overweight. We moved into this sector because we were able to find rationally valued companies that met our growth criteria at a time when we felt that companies of comparable quality in other sectors were overvalued. While we believe our financial services holdings are attractive long-term investments, their stock prices generally declined during the period primarily in response to rising interest rates. The financial services sector detracted from the Fund's performance but contributed slightly to the Index's performance. Doral Financial, a Puerto Rican bank and home mortgage lender, was the Fund's biggest detractor in this sector. Doral's stock price decline was primarily due to accounting issues related to complex non-cash earnings transactions. We are reviewing our position in the company. On the positive side, the Fund benefited from investments in AmeriCredit, a sub-prime automobile lender, and HDFC Bank, a consumer bank in India.

      Two sectors, where we typically have had little exposure due to their dependence on commodity pricing, made solid contributions to the Index's performance. We had no holdings in the energy sector, which continued to benefit from rising oil and gas prices. We had few holdings in the materials and processing sector. Our technology-related holdings in this sector did not keep pace with companies in this sector of the Index whose results were driven by the increasing strength of commodity prices.

OUTLOOK

      We expect the health care and technology sectors to continue to be principal drivers of economic growth in the United States. We remain comfortable with the Fund's heavy weightings in these sectors and with the overall quality of the health care and technology companies we hold.

      While there is some concern over inflation, the U.S. economy appears to be on a moderate growth path. However, unpredictable energy prices or contradictory economic indicators may have a dampening effect on growth. In the market, we are seeing a few more opportunities to invest in what we believe are fast-growing companies at rational prices, though we remain somewhat concerned about valuations. We continue to monitor the companies held in the Fund and buy, sell or adjust position sizes based on valuation, our ongoing research and the confidence we have in the ability of individual companies to achieve high growth rates. We believe the best way we can help you achieve your long-term investment objectives is to adhere to our discipline of investing in fast growing companies at rational prices.

      We appreciate your investment in the Wasatch Ultra Growth Fund.

ULTRA GROWTH FUND -- PORTFOLIO SUMMARY                            MARCH 31, 2005

                          AVERAGE ANNUAL TOTAL RETURNS

                               1 YEAR      5 YEARS      10 YEARS
                               ------      -------      --------
WASATCH ULTRA GROWTH FUND      -6.51%       9.87%        13.12%

Russell 2000 Growth Index      -0.87%      -6.60%         5.80%

Russell 2500 Growth Index       3.91%      -5.87%         8.29%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. WASATCH FUNDS WILL DEDUCT A FEE OF 2% FROM REDEMPTION PROCEEDS ON FUND SHARES HELD TWO MONTHS OR LESS. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE WHICH, IF CHARGED, WOULD REDUCE THE PERFORMANCE QUOTED. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT
WWW.WASATCHFUNDS.COM OR CALL 800.551.1700. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER.

Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

                            TOP 10 EQUITY HOLDINGS*

TICKER                              COMPANY                                   % OF FUND
------                              -------                                   ---------
NSM          NATIONAL SEMICONDUCTOR
             Corp. Analog semiconductors.                                       4.05%

USPI         UNITED SURGICAL PARTNERS INT'L., INC.
             Short-stay surgical centers.                                       4.00%

AMSG         AMSURG CORP.
             Outpatient surgery centers.                                        3.14%

SRX          SRA INTERNATIONAL, INC. CLASS A
             Information technology services for government agencies.           3.03%

ACS          AFFILIATED COMPUTER SERVICES, INC., CLASS A
             Outsource provider of business and information
             technology services.                                               3.00%

PDX          PEDIATRIX MEDICAL GROUP, INC.
             National network of neonatalogists.                                2.69%

MCHP         MICROCHIP TECHNOLOGY, INC.
             Proprietary chip manufacturer.                                     2.57%

ABCO         THE ADVISORY BOARD CO.
             Health care business consulting.                                   2.55%

ACF          AMERICREDIT CORP.
             Subprime automobile lender.                                        2.51%

OIIM         O2MICRO INTERNATIONAL LTD.
             Semiconductors to increase power efficiency.                       2.43%

*Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                  [PIE CHART]

TECHNOLOGY                                             31.4%
HEALTH CARE                                            27.7%
CONSUMER DISCRETIONARY                                 17.3%
FINANCIAL SERVICES                                      9.8%
FINANCIALS                                              4.0%
INFORMATION TECHNOLOGY                                  3.5%
PRODUCER DURABLES                                       3.2%
UTILITIES                                               1.9%
MATERIALS & PROCESSING                                  0.9%
OTHER                                                   0.3%

**Excludes short-term investments, if any.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

  DATE              WASATCH ULTRA GROWTH FUND          RUSSELL 2000 GROWTH INDEX         RUSSELL 2500 GROWTH INDEX
---------           -------------------------          -------------------------         -------------------------
3/31/1995                   10,000                           10,000                             10,000
3/31/1996                   13,815                           13,137                             13,175
3/31/1997                   12,049                           12,372                             13,035
3/31/1998                   15,778                           17,466                             18,072
3/31/1999                   16,221                           15,538                             16,587
3/31/2000                   21,434                           24,713                             30,012
3/31/2001                   21,081                           14,875                             17,515
3/31/2002                   30,693                           15,611                             18,925
3/31/2003                   23,084                           10,674                             13,385
3/31/2004                   36,699                           17,415                             21,345
3/31/2005                   34,312                           17,567                             22,180

THE RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. THE RUSSELL 2500 GROWTH INDEX measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. YOU CANNOT INVEST IN THESE INDEXES.

U.S. TREASURY FUND -- MANAGEMENT DISCUSSION                       MARCH 31, 2005

[PHOTO OF VAN R. HOISINGTON]

VAN R. HOISINGTON
PORTFOLIO MANAGER

SIX MONTH REVIEW

      For the past six months, the Wasatch-Hoisington U.S. Treasury Fund returned 4.27%, well above the 0.47% increase in the Lehman Brothers Aggregate Bond Index.

      The Federal Reserve Board (Fed) raised the overnight lending rate by 0.25% four times in the last six months. As a result, yields on two, five, and 10 year Treasury notes increased during the period. Yields on the long end of the Treasury market (bonds with maturities longer than 20 years) declined to 4.76% as of March 31, 2005 from 4.89% on September 30, 2004. Market rates on long zero coupon Treasury bonds fell even more.

      The key question is why long-dated Treasury bonds like those held by the Fund outperformed shorter-dated Treasury notes and bills when the economy was seemingly growing above trend and key measures of inflation were rising.

      One explanation may be that sponsors of defined benefit pension plans recognized that sound pension fund management requires greater matching of liabilities and assets. This would tend to increase the demand for long-dated Treasuries, thereby boosting their price. Over time, this push for matching assets and liabilities could have a material effect on the Treasury bond market.

      A more compelling argument may be that while coincidental indicators of economic activity, like gross domestic product (GDP), were doing well, several leading indicators were faltering. Real GDP increased 3.8% in the fourth quarter, and nearly the same in the first quarter of 2005. However, such measures only tell us where the economy was, not where it is headed. Leading economic indicators suggest that growth will weaken considerably.

      Noticeable in the mix of anticipatory indicators has been significant weakness in the monetary sector. The money supply as measured by M2* has slumped to a mere 1.9% annualized growth rate in the first three months of 2005. M2 is a component of the Leading Economic Index (LEI) developed by the Conference Board. In 2004, M2 grew by 4.5%, the slowest increase in nine years and far below the 6.7% long-term trend rate of increase. M3* a broader measure of monetary growth, also rose by the smallest percent in nine years in 2004, and likewise moderated to a slim 2.7% annualized pace in the first three months of 2005.

      An additional broad monetary indicator is the shape of the yield curve, which is measured by the differential between the 10 year Treasury yield and the more short-term focused Federal funds rate -- another LEI component. As short rates have risen, the shape of the yield curve has flattened dramatically. This reduces the profit potential for banks and other financial intermediaries and depresses monetary and credit growth. Also, a rise in short-term rates and a decline in long-term rates usually indicates that bond investors expect economic activity and/or inflation to slow.

      In addition to key monetary leading indicators, numerous non-monetary leading indicators have retreated significantly from their cyclical highs in 2004. These include average weekly hours in manufacturing, real manufacturer's new orders for consumer goods and materials, vendor performance, real manufacturer's orders for non-defense capital goods, and consumer expectations.

OUTLOOK

      Four considerations suggest that economic activity will slow as 2005 progresses. This will serve to moderate inflation, which in turn should continue to support the trend in lower long-term yields and the Fund's positioning in long-dated and long zero coupon Treasury bonds.

      First, as just discussed, key monetary and non-monetary leading indicators are deteriorating.

      Second, consumer outlays are showing signs of slowing, particularly for big-ticket items such as motor vehicles. Slower spending should be expected since in February average weekly earnings, adjusted for inflation, dropped 0.8% below the level of a year ago. Real weekly earnings registered year-over-year declines in nine of the last 10 months.

      Further, the surge in consumer fuel expenditures relative to wage and salary income is almost comparable to the jump during the oil shock of the early 1970s. In January and February, fuel expenditures comprised 8.1% of income, up 2.0% from the low reached earlier in the decade. This is a considerable "tax" on the American consumer.

      Third, economic growth in major industrialized foreign countries continues to lag, indicating that the rest of the world will be a drag on domestic activity. Japan remains mired in deflation, with renewed signs of softness in labor markets and consumer spending. Last month, Germany's unemployment rate reached the highest level since 1933, while France's was at a five year high. Key measures of European business and consumer confidence have recently fallen to the lowest levels in the past couple of years. Two factors causing this increasingly synchronized global slowdown are record oil prices and tighter Fed and other central bank policies. These factors are negatives for all world economies.

      Fourth, the U.S. economy continues to suffer from serious, deep-seated structural imbalances. These problems include high consumer debt and low savings. The saving rate fell to 1.4% last year, the lowest level since 1933, as ratios of private sector and total U.S. debt surged to record highs in the fourth quarter of last year. Additionally, the ever-present shift in high income manufacturing to lower cost labor markets around the globe blunts the positive economic impact of new startups and entrepreneurial activity.

      Reflecting these considerations, the Fund is invested in long and long zero coupon Treasury bonds. We believe this investment posture is appropriate for providing you with income and capital appreciation over the long term.

      We appreciate your investment in the Wasatch-Hoisington U.S. Treasury
Fund.

* M2 money supply consists of currency and checking accounts, consumer-type time and savings accounts and equivalent near monies, while M3 money supply consists of M2 plus business-type time deposits and less liquid near monies. Both M2 and M3 exclude monies and near monies owned by the Treasury, depository institutions and foreign banks and official institutions and IRA and Keogh balances owned by consumers.

U.S. TREASURY FUND -- PORTFOLIO SUMMARY                           MARCH 31, 2005

                          AVERAGE ANNUAL TOTAL RETURNS

                                                1 YEAR           5 YEARS         10 YEARS
                                                ------           -------         --------
WASATCH-HOISINGTON U.S. TREASURY FUND            5.42%            8.66%            8.39%

Lehman Bros. Aggregate Bond Index                1.15%            7.14%            7.14%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. WASATCH FUNDS WILL DEDUCT A FEE OF 2% FROM REDEMPTION PROCEEDS ON FUND SHARES HELD TWO MONTHS OR LESS. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE WHICH, IF CHARGED, WOULD REDUCE THE PERFORMANCE QUOTED. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT
WWW.WASATCHFUNDS.COM OR CALL 800.551.1700. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER.

                                TOP 10 HOLDINGS*

                                               MATURITY                % OF
HOLDING                                          DATE                  FUND
---------------------------------              --------               ------
US.TREASURY STRIP, PRINCIPAL ONLY              11/15/27               33.01%
US.TREASURY BOND, 7.50%                        11/15/24               13.53%
US.TREASURY STRIP, PRINCIPAL ONLY              11/15/21               11.69%
US.TREASURY BOND, 6.125%                       11/15/27                7.23%
US.TREASURY BOND, 5.50%                         8/15/28                7.13%
US.TREASURY BOND, 6.875%                        8/15/25                6.48%
US.TREASURY STRIP, PRINCIPAL ONLY               8/15/25                5.52%
US.TREASURY BOND, 6.75%                         8/15/26                4.09%
US.TREASURY BOND, 6.375%                        8/15/27                4.05%
US.TREASURY BOND, 6.625%                        2/15/27                3.40%

* Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               INVESTMENTS & CASH

                                  [PIE CHART]

TREASURY NOTES & BONDS                                 97.0%
SHORT-TERM INVESTMENTS                                  3.0%


                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

  DATE              WASATCH-HOISINGTON U.S. TREASURY FUND              LEHMAN BROS. AGGREGATE BOND INDEX
---------           -------------------------------------              ---------------------------------
3/31/1995                        10,000                                             10,000
3/31/1996                        10,748                                             11,079
3/31/1997                        11,077                                             11,623
3/31/1998                        13,515                                             13,016
3/31/1999                        14,395                                             13,861
3/31/2000                        14,769                                             14,120
3/31/2001                        16,416                                             15,889
3/31/2002                        16,358                                             16,739
3/31/2003                        19,825                                             18,695
3/31/2004                        21,226                                             19,706
3/31/2005                        22,376                                             19,932

THE LEHMAN BROTHERS AGGREGATE BOND INDEX covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and must be nonconvertible. All corporate and asset-backed securities must be registered with the SEC; and must be publicly issued. YOU CANNOT INVEST IN THE INDEX.

WASATCH FUNDS -- OPERATING EXPENSES

EXPENSE EXAMPLE

      As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six month period ended March 31, 2005.

ACTUAL EXPENSES

      The first line of the table below provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six month period ended March 31. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

      In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $10.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

      In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $10.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below. If another fund's fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      MARCH 31, 2005 (UNAUDITED)


                                                                     ACCOUNT VALUE
                                                          ----------------------------------      EXPENSES        EXPENSE
                                                          BEGINNING OF PERIOD  END OF PERIOD        PAID           RATIO
                                                            OCTOBER 1, 2004    MARCH 31, 2005  DURING PERIOD*  DURING PERIOD*
----------------------------------------------------------------------------------------------------------------------------
CORE GROWTH FUND

Actual return                                                 $1,000.00           $1,119.10      $ 6.34          1.20%
Hypothetical return before expenses                           $1,000.00           $1,018.95      $ 6.04          1.20%

GLOBAL SCIENCE & TECHNOLOGY FUND

Actual return                                                 $1,000.00           $1,108.40      $10.25          1.95%
Hypothetical return before expenses                           $1,000.00           $1,015.21      $ 9.80          1.95%

HERITAGE GROWTH FUND

Actual return                                                 $1,000.00           $1,093.60      $ 4.96          0.95%
Hypothetical return before expenses                           $1,000.00           $1,020.19      $ 4.78          0.95%

INTERNATIONAL GROWTH FUND

Actual return                                                 $1,000.00           $1,125.30      $ 9.59          1.81%
Hypothetical return before expenses                           $1,000.00           $1,015.91      $ 9.10          1.81%

INTERNATIONAL OPPORTUNITIES FUND(1)

Actual return                                                 $1,000.00           $  985.00      $ 3.92          2.25%
Hypothetical return before expenses                           $1,000.00           $1,004.82      $ 3.95          2.25%

MICRO CAP FUND

Actual return                                                 $1,000.00           $1,129.00      $11.57          2.18%
Hypothetical return before expenses                           $1,000.00           $1,014.06      $10.95          2.18%

MICRO CAP VALUE FUND

Actual return                                                 $1,000.00           $1,106.10      $11.81          2.25%
Hypothetical return before expenses                           $1,000.00           $1,013.71      $11.30          2.25%

SMALL CAP GROWTH FUND

Actual return                                                 $1,000.00           $1,124.30      $ 6.25          1.18%
Hypothetical return before expenses                           $1,000.00           $1,019.05      $ 5.94          1.18%

SMALL CAP VALUE FUND

Actual return                                                 $1,000.00           $1,099.90      $ 8.95          1.71%
Hypothetical return before expenses                           $1,000.00           $1,016.40      $ 8.60          1.71%

ULTRA GROWTH FUND

Actual return                                                 $1,000.00           $1,098.50      $ 7.85          1.50%
Hypothetical return before expenses                           $1,000.00           $1,017.45      $ 7.54          1.50%

U.S. TREASURY FUND

Actual return                                                 $1,000.00           $1,042.70      $ 3.82          0.75%
Hypothetical return before expenses                           $1,000.00           $1,021.19      $ 3.78          0.75%

----------
*Expenses paid during the period are equal to the Fund's annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by the number of days in the fiscal year (365), except for the International Opportunities Fund which had 64 days in the most recent fiscal period due to its inception date of January 27, 2005.

(1)Fund inception date was January 27, 2005.

CORE GROWTH FUND -- SCHEDULE OF INVESTMENTS

  SHARES                                                                 VALUE
---------                                                             ------------
          COMMON STOCKS 94.3%

          AUTO PARTS -- AFTER MARKET 0.6%
  580,125 Aftermarket Technology Corp.                                $  9,572,062
                                                                      ------------
          BANKS 10.0%
1,375,640 Commerce Bancorp, Inc.                                        44,667,031
1,846,075 Doral Financial Corp.                                         40,410,582
  272,525 First Community Bancorp                                       12,072,857
2,109,675 HDFC Bank Ltd.                                                26,292,434
5,285,562 UTI Bank Ltd.                                                 29,296,320
  995,341 W Holding Co., Inc.                                           10,023,084
                                                                      ------------
                                                                       162,762,308
                                                                      ------------

          BIOTECHNOLOGY RESEARCH AND PRODUCTION 1.0%
  356,459 Charles River Laboratories
          International, Inc.*                                          16,767,831
                                                                      ------------

          COMMERCIAL SERVICES AND SUPPLIES 6.0%
2,186,146 Copart, Inc.*                                                 51,505,600
  724,262 Waste Connections, Inc.*                                      25,168,104
  750,225 WCA Waste Corp.*                                               7,352,205
  461,195 West Corp.*                                                   14,758,240
                                                                      ------------
                                                                        98,784,149
                                                                      ------------

          COMPUTER SERVICES SOFTWARE AND SYSTEMS 4.0%
  471,275 CACI International, Inc., Class A*                            26,028,518
  320,925 QLogic Corp.*                                                 12,997,463
  432,600 SRA International, Inc., Class A*                             26,064,150
                                                                      ------------
                                                                        65,090,131
                                                                      ------------

          CONSUMER PRODUCTS 0.5%
  306,300 Helen of Troy Ltd.*                                            8,386,494
                                                                      ------------

          DIVERSIFIED FINANCIAL SERVICES 2.4%
1,411,175 Housing Development Finance Corp. Ltd.                        23,479,729
1,396,975 U.S.I. Holdings Corp.*                                        16,456,365
                                                                      ------------
                                                                        39,936,094
                                                                      ------------

          ELECTRONICS 0.8%
  702,025 Semtech Corp.*                                                12,545,187
                                                                      ------------

          ELECTRONICS -- SEMICONDUCTORS/COMPONENTS 4.9%
  879,699 AMIS Holdings, Inc.*                                           9,931,802
3,135,479 ASE Test Ltd.*                                                15,928,233
  852,875 Integrated Circuit Systems, Inc.*                             16,306,970
1,851,425 National Semiconductor Corp.                                  38,157,869
                                                                      ------------
                                                                        80,324,874
                                                                      ------------

          FINANCE COMPANIES 1.3%
  373,675 Accredited Home Lenders Holding Co.*                          13,538,246
  400,575 United PanAm Financial Corp.*                                  8,167,724
                                                                      ------------
                                                                        21,705,970
                                                                      ------------

          FINANCE -- SMALL LOAN 4.3%
2,984,456 AmeriCredit Corp.*                                            69,955,649
                                                                      ------------

          FINANCIAL DATA PROCESSING SERVICES AND SYSTEMS 1.4%
  658,000 Fair Isaac Corp.                                              22,661,520
                                                                      ------------

          FINANCIAL -- MISCELLANEOUS 5.5%
  490,100 Brown & Brown, Inc.                                           22,588,709
1,357,081 Fidelity National Financial, Inc.                             44,702,248
  693,750 First American Corp.                                          22,852,125
                                                                      ------------
                                                                        90,143,082
                                                                      ------------

          FOOD AND DRUG RETAILING 0.5%
  250,000 Shoppers Drug Mart Corp.                                       8,340,566
                                                                      ------------

          FOODS 2.3%
1,531,250 NBTY, Inc.*                                                 $ 38,419,063
                                                                      ------------

          HEALTH CARE FACILITIES 4.2%
  635,275 Pharmaceutical Product Development, Inc.*                     30,779,074
  473,525 Renal Care Group, Inc.*                                       17,965,539
  193,740 Sunrise Senior Living, Inc.*                                   9,415,764
  224,450 United Surgical Partners
          International, Inc.*                                          10,273,076
                                                                      ------------
                                                                        68,433,453
                                                                      ------------

          HEALTH CARE MANAGEMENT SERVICES 4.6%
  736,100 AMERIGROUP Corp.*                                             26,911,816
  410,325 Pacificare Health Systems*                                    23,355,699
  366,475 Pediatrix Medical Group, Inc.*                                25,136,520
                                                                      ------------
                                                                        75,404,035
                                                                      ------------

          HEALTH CARE SERVICES 2.1%
  289,574 Express Scripts, Inc.*                                        25,247,957
  209,375 Lincare Holdings, Inc.*                                        9,260,656
                                                                      ------------
                                                                        34,508,613
                                                                      ------------

          HOME BUILDING 8.5%
1,199,333 D.R. Horton, Inc.                                             35,068,497
  505,850 Hovnanian Enterprises, Inc., Class A*                         25,798,350
  685,435 M.D.C. Holdings, Inc.                                         47,740,548
   40,373 NVR, Inc.*                                                    31,692,805
                                                                      ------------
                                                                       140,300,200
                                                                      ------------

          INVESTMENT MANAGEMENT COMPANIES 0.5%
      600 Brantley Mezzanine Finance, LLC* ** *** +                         60,000
  537,875 MCG Capital Corp.                                              8,275,207
                                                                      ------------
                                                                         8,335,207
                                                                      ------------

          LEISURE TIME 1.7%
  854,520 SCP Pool Corp.                                                27,225,007
                                                                      ------------

          MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 2.0%
  446,063 ICU Medical, Inc.*                                            15,835,236
1,576,975 PSS World Medical, Inc.*                                      17,930,206
                                                                      ------------
                                                                        33,765,442
                                                                      ------------

          REAL ESTATE INVESTMENT TRUSTS (REIT) 9.2%
1,307,850 Anworth Mortgage Asset Corp.                                  12,489,968
  761,625 Bimini Mortgage Management, Inc.,
          Class A                                                       10,548,506
  154,525 ECC Capital Corp.*                                               927,150
  550,300 Fieldstone Investment Corp.*** +                               7,830,549
1,307,750 HomeBanc Corp.                                                11,560,510
  858,400 MortgageIT Holdings, Inc.                                     13,691,480
  667,825 Provident Senior Living Trust*** +                            10,785,374
  685,825 Redwood Trust, Inc.                                           35,100,523
1,542,000 Saxon Capital, Inc.                                           26,522,400
  753,475 Thornburg Mortgage, Inc.                                      21,127,439
                                                                      ------------
                                                                       150,583,899
                                                                      ------------

          RENTAL AND LEASING SERVICES -- CONSUMER 2.2%
1,301,220 Rent-A-Center, Inc.*                                          35,536,318
                                                                      ------------

          RESTAURANTS 0.5%
  336,750 Ruby Tuesday, Inc.                                             8,179,658
                                                                      ------------

                                                      MARCH 31, 2005 (UNAUDITED)

  SHARES                                                                  VALUE
---------                                                             -------------
          RETAIL 11.1%
1,316,245 Dollar Tree Stores, Inc.*                                   $  37,815,719
  625,425 Global Imaging Systems, Inc.*                                  22,177,571
  463,950 Group 1 Automotive, Inc.*                                      12,201,885
  311,275 Lithia Motors, Inc., Class A                                    7,971,753
  535,275 Michaels Stores, Inc.                                          19,430,482
1,342,955 O'Reilly Automotive, Inc.*                                     66,516,561
  737,695 Sonic Automotive, Inc.                                         16,753,053
                                                                      -------------
                                                                        182,867,024
                                                                      -------------

          SAVINGS AND LOANS 1.6%
1,336,423 Commercial Capital Bancorp, Inc.                               27,196,208
                                                                      -------------

          TEXTILES, APPAREL AND LUXURY GOODS 0.6%
  262,225 Carter's, Inc.*                                                10,423,444
                                                                      -------------

          TOTAL COMMON STOCKS
          (COST $1,203,954,600)                                       1,548,153,488
                                                                      -------------

 PRINCIPAL
  AMOUNT                                                                    VALUE
-----------                                                             --------------
            CORPORATE BONDS 0.2%

            INVESTMENT MANAGEMENT COMPANIES 0.2%
$ 3,000,000 BRANTLEY MEZZANINE FINANCE,
            LLC, 10.00%, 9/21/09*** +                                   $    2,944,985
                                                                        --------------

            TOTAL CORPORATE BONDS
            (cost $2,944,985)                                                2,944,985
                                                                        --------------

            SHORT-TERM INVESTMENTS 5.1%

            REPURCHASE AGREEMENT 5.1%
 82,676,000 Repurchase Agreement dated 3/31/05,
            1.85% due 4/1/05 with State Street Bank
            and Trust Co. collateralized by $62,295,000
            of United States Treasury Bonds 7.50% due
            11/15/24; value: $84,336,217; repurchase
            proceeds: $82,680,249 (cost $82,676,000)                        82,676,000

  1,825,000 Repurchase Agreement dated 3/31/05,
            1.85% due 4/1/05 with State Street Bank
            and Trust Co. col1ateralized by $1,870,000
            of United States Treasury Notes 2.50% due
            5/31/06; value: $1,862,988; repurchase
            proceeds: $1,825,094 (cost $1,825,000)                           1,825,000
                                                                        --------------

            TOTAL SHORT-TERM INVESTMENTS
            (cost $84,501,000)                                              84,501,000
                                                                        --------------

            TOTAL INVESTMENTS
            (cost $1,291,400,585) 99.6%                                  1,635,599,473

            OTHER ASSETS LESS LIABILITIES 0.4%                               6,255,311
                                                                        --------------

            NET ASSETS 100.0%                                           $1,641,854,784
                                                                        ==============

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

+Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 8).

See notes to financial statements.

GLOBAL SCIENCE & TECHNOLOGY FUND -- SCHEDULE OF INVESTMENTS

  SHARES                                                                     VALUE
---------                                                                 -----------
          COMMON STOCKS 98.8%

          AEROSPACE 1.2%
   26,000 MTC Technologies, Inc.*                                         $   845,000
                                                                          -----------

          AUTO COMPONENTS 0.5%
   21,000 Sundaram Clayton Ltd. (India)                                       336,615
                                                                          -----------

          BANKS 1.3%
   71,225 HDFC Bank Ltd. (India)                                              887,662
                                                                          -----------

          BIOTECHNOLOGY RESEARCH AND PRODUCTION 1.2%
   17,275 Isolagen, Inc.*                                                     108,660
   33,375 Neurochem, Inc.* (Canada)                                           397,496
   29,175 QIAGEN N.V.* (Netherlands)                                          348,350
                                                                          -----------
                                                                              854,506
                                                                          -----------

          BUILDING PRODUCTS 0.7%
   43,175 IVRCL Infrastructure and Projects Ltd. (India)                      468,479
                                                                          -----------

          CASINOS AND GAMBLING 0.3%
    6,187 Shuffle Master, Inc.*                                               179,175
                                                                          -----------

          CHEMICALS 0.5%
   11,350 Cabot Microelectronics Corp.*                                       356,163
                                                                          -----------

          COMMERCIAL INFORMATION SERVICES 0.4%
   21,200 Fastclick, Inc.*                                                    254,400
                                                                          -----------

          COMMERCIAL SERVICES AND SUPPLIES 3.2%
  279,500 Allen-Vanguard Corp.* (Canada)                                    1,062,782
    4,350 CoStar Group, Inc.*                                                 160,298
   30,775 lAC/InterActiveCorp*                                                685,359
   41,101 Wireless Facilities, Inc.*                                          256,881
                                                                          -----------
                                                                            2,165,320
                                                                          -----------

          COMMUNICATIONS TECHNOLOGY 1.4%
   19,250 QUALCOMM, Inc.                                                      705,513
   22,405 UTStarcom, Inc.* (China)                                            245,335
                                                                          -----------
                                                                              950,848
                                                                          -----------

          COMPUTER SERVICES SOFTWARE AND SYSTEMS 13.5%
    6,550 CACI International, Inc., Class A*                                  361,757
   28,650 Cognizant Technology Solutions Corp., Class A*                    1,323,630
   54,017 EPIQ Systems, Inc.*                                                 701,141
   21,025 Infosys Technologies Ltd. (India)                                 1,084,494
   32,500 Kanbay International, Inc.*                                         664,950
   22,750 Kintera, Inc.*                                                      120,575
  105,100 Kintera, Inc. PIPE* *** +                                           534,749
   20,475 Manhattan Associates, Inc.*                                         417,076
   24,400 Open Solutions, Inc.*                                               483,852
   32,550 Opnet Technologies, Inc.*                                           272,118
   36,375 PDF Solutions, Inc.*                                                509,250
   33,525 QLogic Corp.*                                                     1,357,762
   23,650 SRA International, Inc., Class A*                                 1,424,912
                                                                          -----------
                                                                            9,256,266
                                                                          -----------

          COMPUTER TECHNOLOGY 1.5%
   50,250 Dot Hill Systems Corp.*                                             298,988
   39,925 Trident Microsystems, Inc.*                                         705,874
                                                                          -----------
                                                                            1,004,862
                                                                          -----------

          DIVERSIFIED FINANCIAL SERVICES 2.2%
    4,250 Crisil Ltd. (India)                                             $    66,061
   84,825 Housing Development Finance Corp. Ltd. (India)                    1,411,354
                                                                          -----------
                                                                            1,477,415
                                                                          -----------

          DRUGS AND PHARMACEUTICALS 4.8%
   23,000 Acusphere, Inc.*                                                    124,430
   21,400 Angiotech Pharmaceuticals, Inc.* (Canada)                           328,490
    8,750 Connetics Corp.*                                                    221,287
   14,589 Docpharma N.V.* (Belgium)                                           529,630
   56,525 ISTA Pharmaceuticals, Inc.*                                         558,467
   14,950 NeoPharm, Inc.*                                                     116,161
    7,000 Northwest Biotherapeutics, Inc.*                                      1,785
   12,250 Taro Pharmaceuticals Industries Ltd.* (Israel)                      386,610
   14,500 Teva Pharmaceutical Industries Ltd. ADR (Israel)                    449,500
  120,318 United Drug plc (Ireland)                                           544,434
                                                                          -----------
                                                                            3,260,794
                                                                          -----------

          ELECTRICAL AND ELECTRONICS 2.6%
   36,250 Multi-Fineline Electronix, Inc.*                                    639,813
   36,250 Power Integrations, Inc.*                                           757,263
   34,575 TTM Technologies, Inc.*                                             361,654
                                                                          -----------
                                                                            1,758,730
                                                                          -----------

          ELECTRICAL EQUIPMENT 1.2%
  776,300 Unisteel Technology Ltd. (Singapore)                                818,197
                                                                          -----------

          ELECTRICAL EQUIPMENT AND COMPONENTS 0.2%
   10,700 Cohu, Inc.                                                          170,665
                                                                          -----------

          ELECTRONIC EQUIPMENT AND INSTRUMENTS 3.0%
    4,525 Funkwerk AG (Germany)                                               208,216
1,016,000 Innovalues Precision Ltd. (Singapore)                               301,557
  360,000 MFS Technology Ltd. (Singapore)                                     160,276
    3,475 Samsung Electronics Co., Ltd. GDR (Korea)                           860,062
   61,000 Venture Corp. Ltd. (Singapore)                                      491,429
                                                                          -----------
                                                                            2,021,540
                                                                          -----------

          ELECTRONICS 1.9%
   29,375 CyberOptics Corp.*                                                  366,600
   60,525 Nu Horizons Electronics Corp.*                                      432,754
    9,125 Semtech Corp.*                                                      163,064
   17,925 Supertex, Inc.*                                                     328,207
                                                                          -----------
                                                                            1,290,625
                                                                          -----------

          ELECTRONICS -- MEDICAL SYSTEMS 1.2%
   20,350 EPIX Pharmaceuticals, Inc.*                                         142,450
   15,025 Intuitive Surgical, Inc.*                                           683,187
                                                                          -----------
                                                                              825,637
                                                                          -----------

                                                      MARCH 31, 2005 (UNAUDITED)

  SHARES                                                                     VALUE
---------                                                                 -----------
          ELECTRONICS -- SEMICONDUCTORS/COMPONENTS 21.3%
   84,125 Advanced Power Technology, Inc.*                                $   597,288
   84,609 Aixtron AG ADR* (Germany)                                           351,973
   18,725 Altera Corp.*                                                       370,381
  159,250 ASE Test Ltd.* (Taiwan)                                             808,990
   13,225 DSP Group, Inc.*                                                    340,676
   48,275 Integrated Circuit Systems, Inc.*                                   923,018
   19,325 Leadis Technology, Inc.*                                            115,564
  152,425 Micrel, Inc.*                                                     1,405,358
   70,325 National Semiconductor Corp.                                      1,449,398
  234,975 O2Micro International Ltd.* (Cayman Islands)                      2,417,893
  147,050 PLX Technology, Inc.*                                             1,544,025
    4,550 SigmaTel, Inc.*                                                     170,306
   32,100 Silicon Laboratories, Inc.*                                         953,691
   50,275 SIPEX Corp.*                                                        116,638
  133,950 SiRF Technology Holdings, Inc.*                                   1,494,882
   30,375 Tessera Technologies, Inc.*                                       1,313,111
    4,950 Xilinx, Inc.                                                        144,689
                                                                          -----------
                                                                           14,517,881
                                                                          -----------

          ELECTRONICS -- TECHNOLOGY 0.5%
   40,750 EFJ, Inc.*                                                          335,372
                                                                          -----------

          FOOD AND DRUG RETAILING 0.9%
   23,600 Sugi Pharmacy Co. Ltd. (Japan)                                      615,288
                                                                          -----------

          HEALTH CARE EQUIPMENT AND SUPPLIES 3.0%
   43,200 Biacore International AB (Sweden)                                   986,692
   64,550 MacroPore Biosurgery, Inc.* (Germany)                               174,917
    3,975 Straumann Holding AG (Switzerland)                                  860,627
                                                                          -----------
                                                                            2,022,236
                                                                          -----------

          HEALTH CARE FACILITIES 0.8%
   11,200 American Healthways, Inc.*                                          369,824
    4,075 Pharmaceutical Product Development, Inc.*                           197,434
                                                                          -----------
                                                                              567,258
                                                                          -----------

          HEALTH CARE MANAGEMENT SERVICES 0.5%
   13,600 Computer Programs & Systems, Inc.                                   381,888
                                                                          -----------
          HEALTH CARE PROVIDERS AND SERVICES 0.8%
   15,500 Icon plc ADR* (Ireland)                                             581,560
                                                                          -----------

          HEALTH CARE SERVICES 1.1%
   16,668 Accredo Health, Inc.*                                               740,226
                                                                          -----------

          INTERNET SOFTWARE AND SERVICES 0.5%
  230,625 Opera Software ASA* (Norway)                                        335,230
                                                                          -----------

          MACHINERY 3.3%
   34,000 Bharat Forge Ltd. (India)                                        1 ,073,293
2,000,000 MMI Holdings Ltd. (Singapore)                                       405,839
   23,850 Pason Systems, Inc. (Canada)                                        746,206
                                                                          -----------
                                                                            2,225,338
                                                                          -----------

          MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 10.3%
   84,200 Abaxis, Inc.*                                                   $   745,170
   33,550 Cyberonics, Inc.*                                                 1,481,904
  144,125 Enpath Medical, Inc.*                                             1,170,295
   27,050 ICU Medical, Inc.*                                                  960,275
   16,125 Kyphon, Inc.*                                                       405,866
   74,800 NuVasive, Inc.*                                                     966,416
   11,775 Shamir Optical Industry Ltd.* (Israel)                              181,924
   20,800 Techne Corp.*                                                       835,744
   22,600 VNUS Medical Technologies, Inc.*                                    261,708
                                                                          -----------
                                                                            7,009,302
                                                                          -----------

          MISCELLANEOUS MATERIALS AND COMMODITIES 0.9%
   27,150 Symyx Technologies, Inc.*                                           598,657
                                                                          -----------

          PRODUCTION TECHNOLOGY EQUIPMENT 4.2%
   19,950 ADE Corp.*                                                          442,890
   14,300 August Technology Corp.*                                            167,596
  165,530 inTEST Corp.*                                                       688,605
   96,100 Intevac, Inc.*                                                      906,223
   24,325 Nanometrics, Inc.*                                                  286,305
   33,325 Nova Measuring Instruments Ltd.* (Israel)                            99,308
   19,850 Rudolph Technologies, Inc.*                                         298,941
                                                                          -----------
                                                                            2,889,868
                                                                          -----------

          REAL ESTATE 0.2%
   58,550 Mahindra Gesco Developers Ltd.* (India)                             164,173
                                                                          -----------

          SECURITIES AND BROKERAGE SERVICES 0.2%
    7,475 optionsXpress, Inc.*                                                121,020
                                                                          -----------

          SEMICONDUCTOR EQUIPMENT AND PRODUCTS 3.4%
    5,750 austriamicrosystems AG* (Austria)                                   208,130
   55,525 CSR plc* (United Kingdom)                                           342,780
   46,250 PSi Technologies Holdings, Inc. ADR* (Philippines)                   51,800
   18,525 SEZ Holding AG* (Switzerland)                                       517,229
  142,464 Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)          1,208,095
                                                                          -----------
                                                                            2,328,034
                                                                          -----------

          SOFTWARE 1.1%
   22,600 Hexaware Technologies (India)                                       378,745
   45,275 Ninetowns Digital World Trade Holdings Ltd. ADR* (China)            410,644
                                                                          -----------
                                                                              789,389
                                                                          -----------
          TELECOMMUNICATIONS EQUIPMENT 0.2%
    5,875 Applied Signal Technology, Inc.*                                    134,537
                                                                          -----------

          TEXTILES, APPAREL AND LUXURY GOODS 0.4%
   31,700 Bombay Dyeing and Manufacturing Company Ltd. (India)                247,677
                                                                          -----------

          UTILITIES -- TELECOMMUNICATIONS 2.4%
   74,800 Nextel Partners, Inc., Class A*                                   1,642,608
                                                                          -----------

          TOTAL COMMON STOCKS (cost $64,945,816)                           67,430,441
                                                                          -----------

                                                      MARCH 31, 2005 (UNAUDITED)

SHARES                                                          VALUE
--------                                                      ---------
               PREFERRED STOCKS 0.2%

               COMMUNICATIONS TECHNOLOGY 0.0%
   6,528       Xtera Communications, Inc.,
               Series A- 1 Pfd.*** +                          $   7,076
                                                              ---------
               DRUGS AND PHARMACEUTICALS 0.2%
 283,018       Point Biomedical Corp., Series F Pfd.* *** +     150,000
                                                              ---------

               TOTAL PREFERRED STOCKS
               (cost $157,076)                                  157,076
                                                              ---------

               LIMITED PARTNERSHIP INTEREST 0.0%

               OTHER 0.0%
               Montagu Newhall Global
               Partners II-B, L.P.* *** +                        35,654
                                                              ---------

               TOTAL LIMITED PARTNERSHIP
               Interest (cost $47,144)                           35,654
                                                              ---------
               WARRANTS 0.0%

               DRUGS AND PHARMACEUTICALS 0.0%
   4,600       Acusphere, Inc.* *** +                                --
  84,905       Point Biomedical Corp.* *** +                        --
                                                              ---------

               ELECTRONICS -- SEMICONDUCTORS/COMPONENTS 0.0%
   4,275       SiRF Technology Holdings, Inc.* *** +             19,922
                                                              ---------

               TOTAL WARRANTS (COST $0)                          19,922
                                                              ---------

PRINCIPAL
 AMOUNT                                                            VALUE
---------                                                       ------------
               SHORT-TERM INVESTMENTS 0.9%

               REPURCHASE AGREEMENT 0.9%
$594,000       Repurchase Agreement dated 3/31/05, 1.85% due
               4/1/05 with State Street Bank and Trust Co.
               collateralized by $450,000 of United States
               Treasury Bonds 7.50% due 11/15/24; value:
               $609,219; repurchase proceeds: $594,031+++
               (cost $594,000)                                  $    594,000
                                                                ------------
               TOTAL SHORT-TERM INVESTMENTS
               (cost $594,000)                                       594,000
                                                                ------------
               TOTAL INVESTMENTS
               (cost $65,744,036) 99.9%                           68,237,093

               OTHER ASSETS LESS LIABILITIES 0.1%                     41,319
                                                                ------------

               NET ASSETS 100.0%                                $ 68,278,412
                                                                ============

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

+ Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 8).

+++All or a portion of this security has been designated as collateral for purchase commitments.

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

PIPE Private Investment in a Public Equity.

See notes to financial statements.

At March 31,2005, Wasatch Global Science & Technology Fund's investments, excluding short-term investments, were in the following countries:

COUNTRY                           %
--------------                  -----
Austria                           0.3
Belgium                           0.8
Canada                            3.7
Cayman Islands                    3.6
China                             1.0
Germany                           1.1
India                             9.0
Ireland                           1.7
Israel                            1.6
Japan                             0.9
Korea                             1.3
Netherlands                       0.5
Norway                            0.5
Philippines                       0.1
Singapore                         3.2
Sweden                            1.5
Switzerland                       2.0
Taiwan                            3.0
United Kingdom                    0.5
United States                    63.7
                                -----
TOTAL                           100.0%
                                =====

HERITAGE GROWTH FUND -- SCHEDULE OF INVESTMENTS       MARCH 31, 2005 (UNAUDITED)

 SHARES                                                                   VALUE
-------                                                                ------------
        COMMON STOCKS 92.6%

        AIR TRANSPORT 0.6%
 72,025 JetBlue Airways Corp.*                                         $  1,371,356
                                                                       ------------

        BANKS 10.2%
198,550 Commerce Bancorp, Inc.                                            6,446,918
325,275 Doral Financial Corp.                                             7,120,270
 98,325 New York Community Bancorp, Inc.                                  1,785,582
247,325 North Fork Bancorporation, Inc.                                   6,860,795
 85,225 TCF Financial Corp.                                               2,313,859
                                                                       ------------
                                                                         24,527,424
                                                                       ------------

        BIOTECHNOLOGY RESEARCH AND PRODUCTION 1.2%
 59,350 Charles River Laboratories International, Inc.*                   2,791,824
                                                                       ------------

        COMMERCIAL SERVICES AND SUPPLIES 1.7%
 22,375 Corporate Executive Board Co.                                     1,430,881
 16,300 eBay, Inc.*                                                         607,338
 93,825 IAC/InterActiveCorp*                                              2,089,483
                                                                       ------------
                                                                          4,127,702
                                                                       ------------

        COMPUTER SERVICES SOFTWARE AND SYSTEMS 6.0%
 89,800 Affiliated Computer Services, Inc., Class A*                      4,780,952
 55,000 Infosys Technologies Ltd.                                         2,836,965
 16,425 Infosys Technologies Ltd. ADR                                     1,211,015
 30,850 NAVTEQ Corp.*                                                     1,337,348
107,675 QLogic Corp.*                                                     4,360,837
                                                                       ------------
                                                                         14,527,117
                                                                       ------------

        DIVERSIFIED FINANCIALS SERVICES 1.3%
 39,250 Countrywide Financial Corp.                                       1,274,055
111,000 Housing Development Finance Corp. Ltd.                            1,846,865
                                                                       ------------
                                                                          3,120,920
                                                                       ------------

        DRUGS AND PHARMACEUTICALS 3.4%
 29,100 Forest Laboratories, Inc.*                                        1,075,245
232,450 Teva Pharmaceutical Industries Ltd. ADR                           7,205,950
                                                                       ------------
                                                                          8,281,195
                                                                       ------------

        EDUCATION SERVICES 4.3%
119,325 Apollo Group, Inc., Class A*                                      8,837,210
 91,000 Corinthian Colleges, Inc.*                                        1,430,520
                                                                       ------------
                                                                         10,267,730
                                                                       ------------

        ELECTRONIC EQUIPMENT AND INSTRUMENTS 0.6%
  6,000 Samsung Electronics Co. Ltd. GDR                                  1,485,000
                                                                       ------------

        ELECTRONICS 0.5%
 30,100 Amphenol Corp., Class A                                           1,114,904
                                                                       ------------

        ELECTRONICS -- MEDICAL SYSTEMS 0.5%
 25,500 Medtronic, Inc.                                                   1,299,225
                                                                       ------------
        ELECTRONICS -- SEMICONDUCTORS/COMPONENTS 6.2%
127,575 Linear Technology Corp.                                           4,887,398
106,725 Maxim Integrated Products, Inc.                                   4,361,851
 59,350 Microchip Technology, Inc.                                        1,543,694
201,725 National Semiconductor Corp.                                      4,157,552
                                                                       ------------
                                                                         14,950,495
                                                                       ------------

        ENERGY -- MISCELLANEOUS 0.7%
 73,500 Chesapeake Energy Corp.                                           1,612,590
                                                                       ------------

        FINANCE COMPANIES 0.6%
 18,000 Capital One Financial Corp.                                       1,345,860
                                                                       ------------

        FINANCE -- SMALL LOAN 1.4%
143,250 AmeriCredit Corp.*                                             $  3,357,780
                                                                       ------------

        FINANCIAL DATA PROCESSING SERVICES AND SYSTEMS 1.1%
 66,450 Fiserv, Inc.*                                                     2,644,710
                                                                       ------------
        FINANCIAL INFORMATION SERVICES 0.6%
 16,375 Moody's Corp.                                                     1,324,082
                                                                       ------------

        FINANCIAL -- MISCELLANEOUS 1.5%
 57,750 Brown & Brown, Inc.                                               2,661,698
 31,750 Fidelity National Financial, Inc.                                 1,045,845
                                                                       ------------
                                                                          3,707,543
                                                                       ------------

        HEALTH CARE EQUIPMENT AND SUPPLIES 1.1%
 12,725 Straumann Holding AG                                              2,755,088
                                                                       ------------

        HEALTH CARE FACILITIES 3.0%
160,275 Health Management Associates, Inc., Class A                       4,196,000
 28,125 Quest Diagnostics, Inc.                                           2,956,781
                                                                       ------------
                                                                          7,152,781
                                                                       ------------

        HEALTH CARE MANAGEMENT SERVICES 4.9%
113,675 Caremark Rx, Inc.*                                                4,521,992
 31,000 Pacificare Health Systems*                                        1,764,520
 43,675 WellPoint, Inc.*                                                  5,474,661
                                                                       ------------
                                                                         11,761,173
                                                                       ------------

        HEALTH CARE SERVICES 0.9%
 23,675 Express Scripts, Inc.*                                            2,064,223
                                                                       ------------

        HOME BUILDING 9.4%
165,733 D.R. Horton, Inc.                                                 4,846,033
 56,900 Hovnanian Enterprises, Inc., Class A*                             2,901,900
 73,275 Lennar Corp., Class A                                             4,153,227
 29,475 M.D.C. Holdings, Inc.                                             2,052,934
  6,825 NVR, Inc.*                                                        5,357,625
 44,425 Pulte Homes, Inc.                                                 3,271,012
                                                                       ------------
                                                                         22,582,731
                                                                       ------------

        INSURANCE 1.8%
115,225 Willis Group Holdings Ltd.                                        4,248,346
                                                                       ------------

        INVESTMENT MANAGEMENT COMPANIES 0.2%
 12,463 SEI Investments Co.                                                 450,662
                                                                       ------------

        MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 1.2%
 39,350 St. Jude Medical, Inc.*                                           1,416,600
 17,850 Zimmer Holdings, Inc.*                                            1,388,909
                                                                       ------------
                                                                          2,805,509
                                                                       ------------

        OIL AND GAS 1.1%
 53,500 Ultra Petroleum Corp.*                                            2,717,800
                                                                       ------------

        PRODUCTION TECHNOLOGY EQUIPMENT 1.2%
 65,550 KLA-Tencor Corp.*                                                 3,015,955
                                                                       ------------
        REAL ESTATE INVESTMENT TRUSTS (REIT) 2.6%
 77,350 iStar Financial, Inc.                                             3,185,273
 32,250 New Century Financial Corp.                                       1,509,945
 92,050 Provident Senior Living Trust*** +                                1,486,608
                                                                       ------------
                                                                          6,181,826
                                                                       ------------

        RECREATIONAL VEHICLES AND BOATS 1.9%
 81,000 Harley-Davidson, Inc.                                             4,678,560
                                                                       ------------

                                                      MARCH 31, 2005 (UNAUDITED)

 SHARES                                                                     VALUE
-------                                                                 ------------
        RETAIL 14.8%
 74,825 Amazon.com, Inc.*                                               $  2,564,253
 69,400 AutoZone, Inc.*                                                    5,947,580
155,225 Bed Bath & Beyond, Inc.*                                           5,671,921
 79,975 Best Buy Co., Inc.                                                 4,319,450
 40,250 CDW Corp.                                                          2,281,370
 62,500 Chico's FAS, Inc.*                                                 1,766,250
124,825 Dollar Tree Stores, Inc.*                                          3,586,222
668,000 Esprit Holdings Ltd.                                               4,560,765
 48,000 Home Depot, Inc.                                                   1,835,520
 31,500 Lowe's Companies, Inc.                                             1,798,335
 49,200 TJX Companies, Inc.                                                1,211,796
                                                                        ------------
                                                                          35,543,462
                                                                        ------------

        SAVINGS AND LOANS 1.4%
 57,275 Golden West Financial Corp.                                        3,465,137
                                                                        ------------

        TEXTILES, APPAREL AND LUXURY GOODS 0.8%
 31,900 Coach, Inc.*                                                       1,806,497
                                                                        ------------

        TEXTILES, APPAREL AND PRODUCTS 0.9%
  9,000 Puma AG Rudolf Dassler Sport                                       2,253,623
                                                                        ------------

        UTILITIES -- TELECOMMUNICATIONS 3.0%
 66,325 Nextel Communications, Inc., Class A*                              1,884,957
240,800 Nextel Partners, Inc., Class A*                                    5,287,968
                                                                        ------------
                                                                           7,172,925
                                                                        ------------

        TOTAL COMMON STOCKS (cost $213,189,875)                          222,513,755
                                                                        ------------

 PRINCIPAL
   AMOUNT                                                                  VALUE
-----------                                                             ------------
            SHORT-TERM INVESTMENTS 7.5%

            REPURCHASE AGREEMENT 7.5%
$18,009,000 Repurchase Agreement dated 3/31/05,
            1.85% due 4/1/05 with State Street Bank
            and Trust Co. collateralized by $13,550,000
            of United States Treasury Bonds 7.625% due
            2/15/25; value: $18,369,383; repurchase
            proceeds: $18,009,925 (cost $18,009,000)                    $  18,009,000
                                                                        -------------

            TOTAL SHORT-TERM INVESTMENTS (cost $18,009,000)                18,009,000
                                                                        -------------

            TOTAL INVESTMENTS (cost $231,198,875) 100.1%                  240,522,755

            LIABILITIES LESS OTHER ASSETS (0.1) %                           (180,113)
                                                                        -------------

            NET ASSETS 100.0%                                           $ 240,342,642
                                                                        =============

----------
*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

+Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 8).

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See notes 1 to financial statements.

INTERNATIONAL GROWTH FUND -- SCHEDULE OF INVESTMENTS  MARCH 31, 2005 (UNAUDITED)

   SHARES                                                         VALUE
---------------------------------------------------------------------------
          COMMON STOCKS 92.3%

          AIRLINES 2.1%
  119,300 Gol Linhas Aereas Inteligentes S.A. ADR* (Brazil)    $  2,998,009
  233,675 WestJet Airlines Ltd.* (Canada)                         3,022,950
                                                               ------------
                                                                  6,020,959
                                                               ------------

          AUTO COMPONENTS 0.6%
  915,000 Clarion Co. Ltd.* (Japan)                               1,775,290
                                                               ------------

          BANKS 3.0%
  129,400 Doral Financial Corp. (Puerto Rico)                     2,832,566
  456,100 HDFC Bank Ltd. (India)                                  5,684,278
                                                               ------------
                                                                  8,516,844
                                                               ------------

          BEVERAGES 0.8%
   90,300 Kibun Food Chemifa Co. Ltd. (Japan)                     2,114,202
                                                               ------------

          BIOTECHNOLOGY RESEARCH AND PRODUCTION 3.3%
   28,610 Actelion Ltd.* (Switzerland)                            2,893,885
  775,000 Ark Therapeutics Group plc*
          (United Kingdom)                                        1,602,119
   94,000 Neurochem, Inc.* (Canada)                               1,119,540
  312,625 QIAGEN N.V.* (Netherlands)                              3,732,743
                                                               ------------
                                                                  9,348,287
                                                               ------------

          COMMERCIAL SERVICES AND SUPPLIES 8.4%
   18,000 Acadomia Group (France)                                   933,516
8,486,900 Accord Customer Care Solutions Ltd.* (Singapore)        1,413,712
  154,950 Allen-Vanguard Corp.* (Canada)                            589,188
  476,700 Bloomsbury Publishing plc (United Kingdom)              3,010,373
    1,450 En-Japan, Inc. (Japan)                                  5,329,042
3,375,000 Linmark Group Ltd. (Hong Kong)                          1,287,367
  345,200 Park24 Co. Ltd. (Japan)                                 6,439,998
  107,125 Techem AG* (Germany)                                    4,680,689
                                                               ------------
                                                                 23,683,885
                                                               ------------

          COMPUTERS AND PERIPHERALS 1.2%
   53,900 Logitech International S.A.* (Switzerland)              3,277,931
  354,537 TPV Technology Ltd. (Hong Kong)                           219,331
                                                               ------------
                                                                  3,497,262
                                                               ------------

          DIVERSIFIED FINANCIAL SERVICES 5.5%
  165,000 AWD Holding AG (Germany)                                7,273,642
  190,550 Home Capital Group, Inc., Class B (Canada)              5,305,000
1,284,000 Nissin Co Ltd. (Japan)                                  2,994,263
                                                               ------------
                                                                 15,572,905
                                                               ------------

          DIVERSIFIED TELECOMMUNICATION SERVICES 1.5%
   40,000 Option N.V.* (Belgium)                                  1,312,627
1,300,250 Zyxel Communications Corp. (Taiwan)                     2,868,259
                                                               ------------
                                                                  4,180,886
                                                               ------------

          DRUGS AND PHARMACEUTICALS 6.3%
  291,575 Angiotech Pharmaceuticals, Inc.* (Canada)               4,495,039
    4,050 Fuji Pharmaceutical Co. Ltd. (Japan)                       65,356
   96,600 Sawai Pharmaceutical Co. Ltd. (Japan)                   2,874,437
2,870,000 SkyePharma plc* (United Kingdom)                        2,925,868
  120,000 Sun Pharmaceutical Industries Ltd.* (India)             1,295,351
1,330,662 United Drug plc (Ireland)                               6,021,189
                                                               ------------
                                                                 17,677,240
                                                               ------------

          ELECTRIC UTILITIES 1.3%
  152,150 Red Electrica de Espana (Spain)                         3,767,857
                                                               ------------

          ELECTRICAL EQUIPMENT 2.0%
    5,715 SAIA-Burgess Electronics AG (Switzerland)            $  3,196,100
2,406,700 Unisteel Technology Ltd. (Singapore)                    2,536,591
                                                               ------------
                                                                  5,732,691
                                                               ------------

          ELECTRONIC EQUIPMENT AND INSTRUMENTS 1.6%
   60,350 Funkwerk AG (Germany)                                   2,776,977
4,013,000 MFS Technology Ltd. (Singapore)                         1,786,635
                                                               ------------
                                                                  4,563,612
                                                               ------------

          FOOD AND DRUG RETAILING 3.0%
  769,775 Convenience Retail Asia Ltd. (Hong Kong)                  266,483
    8,100 NIHON CHOUZAI Co., Inc. (Japan)                           321,869
   89,500 Shoppers Drug Mart Corp. (Canada)                       2,985,923
   59,600 Sugi Pharmacy Co. Ltd. (Japan)                          1,553,864
2,096,325 Wumart Stores, Inc. (China)                             3,440,410
                                                               ------------
                                                                  8,568,549
                                                               ------------

          HEALTH CARE EQUIPMENT AND SUPPLIES 5.0%
  171,250 Elekta AB, Class B* (Sweden)                            6,175,841
  460,000 LMA International N.V.* (Singapore)                       250,772
1,058,000 Moulin International Holdings Ltd. (Hong Kong)            752,870
   15,275 Nakanishi, Inc. (Japan)                                 1,228,212
   25,625 Straumann Holding AG (Switzerland)                      5,548,067
                                                               ------------
                                                                 13,955,762
                                                               ------------

          HEALTH CARE PROVIDERS AND SERVICES 3.5%
  102,475 Icon plc ADR* (Ireland)                                 3,844,862
  145,625 Orpea* (France)                                         6,015,487
                                                               ------------
                                                                  9,860,349
                                                               ------------

          HOTELS, RESTAURANTS AND LEISURE 1.6%
   97,675 Fairmont Hotels & Resorts, Inc. (Canada)                3,232,823
  393,984 Hotel Leelaventure Ltd. (India)                         1,379,440
                                                               ------------
                                                                  4,612,263
                                                               ------------

          HOUSEHOLD DURABLES 4.3%
   59,700 Citizen Electronics Co. Ltd. (Japan)                    2,918,036
  200,000 Desarrolladora Homex, S.A. de C.V. ADR* (Mexico)        4,916,000
2,419,950 HTL International Holdings Ltd. (Singapore)             1,715,029
1,210,675 Techtronic Industries Company Ltd. (Hong Kong)          2,669,916
                                                               ------------
                                                                 12,218,981
                                                               ------------

          HOUSEHOLD PRODUCTS 1.0%
   99,700 Milbon Co. Ltd. (Japan)                                 2,873,681
                                                               ------------

          INFORMATION TECHNOLOGY CONSULTING AND SERVICES 3.2%
  249,915 Indra Sistemas, S.A. (Spain)                            4,484,536
  128,000 Intec, Inc. (Japan)                                     1,240,539
    1,425 NIWS Co. Ltd. (Japan)                                   2,166,643
      725 NIWS Co. Ltd. Bonus Shares* (Japan)                     1,102,327
                                                               ------------
                                                                  8,994,045
                                                               ------------

          INTERNET AND CATALOG RETAIL 2.5%
1,777,390 Carphone Warehouse Group plc
          (United Kingdom)                                        5,435,967
   99,675 Submarino SA GDR* (Brazil)                              1,600,920
                                                               ------------
                                                                  7,036,887
                                                               ------------

          LEISURE EQUIPMENT AND PRODUCTS 2.6%
  270,675 Mega Bloks, Inc.* (Canada)                              4,295,896
   49,055 Rodriguez Group (France)                                2,919,342
                                                               ------------
                                                                  7,215,238
                                                               ------------

    SHARES                                                              VALUE
---------------------------------------------------------------------------------
           MACHINERY 1.0%
    57,908 Bharat Forge Ltd. (India)                                  $ 1,828,007
    25,000 Takeuchi Manufacturing Co. Ltd. (Japan)                      1,028,404
                                                                      -----------
                                                                        2,856,411
                                                                      -----------

           MEDIA 2.2%
   124,300 Alliance Atlantis Communications, Inc., Class B* (Canada)    3,079,372
    61,575 JC Decaux S.A.* (France)                                     1,681,326
 1,775,000 Sanctuary Group plc (United Kingdom)                         1,382,297
                                                                      -----------
                                                                        6,142,995

           OFFICE ELECTRONICS 1.5%                                    -----------
    49,050 Neopost S.A. (France)                                        4,248,196
                                                                      -----------
           OIL AND GAS 3.9%
   238,520 Cairn Energy plc* (United Kingdom)                           5,237,012
   664,000 Soco International plc* (United Kingdom)                     5,847,884
                                                                      -----------
                                                                       11,084,896
                                                                      -----------

           PERSONAL PRODUCTS 1.0%
10,200,000 Peace Mark Holdings Ltd. (Hong Kong)                         2,713,688
                                                                      -----------

           REAL ESTATE 1.1%
 7,600,000 Far East Consortium International Ltd. (Hong Kong)           3,215,653
                                                                      -----------

           RETAIL 7.5%
    26,840 Bijou Brigitte AG (Germany)                                  4,436,922
 4,423,400 Bonjour Holdings Ltd. (Hong Kong)                            2,211,884
   567,000 Esprit Holdings Ltd. (Hong Kong)                             3,871,188
    30,270 Gulliver International Co. Ltd. (Japan)                      4,080,047
 1,262,150 Pumpkin Patch Ltd. (New Zealand)                             2,953,371
    45,730 USS Co. Ltd. (Japan)                                         3,540,497
                                                                      -----------
                                                                       21,093,909
                                                                      -----------

           SEMICONDUCTOR EQUIPMENT AND PRODUCTS 3.8%
    79,800 ASM International N.V.* (Netherlands)                        1,313,508
   445,175 CSR plc* (United Kingdom)                                    2,748,258
    65,425 Disco Corp. (Japan)                                          2,807,285
   105,750 O2Micro International Ltd.* (Cayman Islands)                 1,088,168
    92,595 SEZ Holding AG* (Switzerland)                                2,585,307
                                                                      -----------
                                                                       10,542,526
                                                                      -----------

           SOFTWARE 0.9%
    50,000 Hexaware Technologies (India)                                  837,932
   172,625 Ninetowns Digital World Trade Holdings Ltd. ADR* (China)     1,565,709
                                                                      -----------
                                                                        2,403,641
                                                                      -----------

           TEXTILES, APPAREL AND LUXURY GOODS 0.8%
   221,289 Ted Baker plc* (United Kingdom)                              2,124,368
                                                                      -----------

           TEXTILES, APPAREL AND PRODUCTS 3.1%
   206,000 Pantaloon Retail India Ltd. (India)                          3,634,365
    20,300 Puma AG Rudolf Dassler Sport (Germany)                       5,083,172
                                                                      -----------
                                                                        8,717,537
                                                                      -----------

           WIRELESS TELECOMMUNICATIONS SERVICES 1.2%
   782,000 Virgin Mobile  Holdings plc* (United Kingdom)                3,262,707
                                                                      -----------

           TOTAL COMMON STOCKS (COST $207,429,774)                    260,194,202
                                                                      -----------
           WARRANTS 0.0%

           MACHINERY 0.0%
     1,379 Bharat Forge Ltd.* (India)                                 $     8,337
                                                                      -----------

           TOTAL WARRANTS (COST $0)                                         8,337
                                                                      -----------

PRINCIPAL
AMOUNT                                                                                   VALUE
------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS 10.8%

            REPURCHASE AGREEMENT 10.8%
$30,402,000 Repurchase Agreement dated 3/31/05, 1.85% due 4/1/05 with State Street
            Bank and Trust Co. collateralized by $31,405,000 of United States
            Treasury Notes 3.625% due 7/15/06; value: $31,012,438; repurchase
            proceeds: $30,403,562 (cost $30,402,000)                                $ 30,402,000
                                                                                    ------------

            TOTAL SHORT-TERM INVESTMENTS (COST $30,402,000)                           30,402,000
                                                                                    ------------

            TOTAL INVESTMENTS (COST $237,831,774) 103.1%                             290,604,539

            LIABILITIES LESS OTHER ASSETS (3.1)%                                      (8,745,200)
                                                                                    ------------

            NET ASSETS 100.0%                                                       $281,859,339
                                                                                    ============

            *Non-income producing.

            ADR American Depositary Receipt.

            GDR Global Depositary Receipt.

            See notes to financial statements.

                                                      MARCH 31, 2005 (UNAUDITED)

At March 31, 2005, Wasatch International Growth Fund's investments, excluding short-term investments, were in the following countries:

COUNTRY                                                                  %
---------------------------------------------------------------------------
Belgium                                                                 0.5
Brazil                                                                  1.8
Canada                                                                 10.8
Cayman Islands                                                          0.4
China                                                                   1.9
France                                                                  6.1
Germany                                                                 9.3
Hong Kong                                                               6.6
India                                                                   5.6
Ireland                                                                 3.8
Japan                                                                  17.9
Mexico                                                                  1.9
Netherlands                                                             1.9
New Zealand                                                             1.1
Puerto Rico                                                             1.1
Singapore                                                               3.0
Spain                                                                   3.2
Sweden                                                                  2.4
Switzerland                                                             6.7
Taiwan                                                                  1.1
United Kingdom                                                         12.9
                                                                      -----
TOTAL                                                                 100.0%
                                                                      =====

INTERNATIONAL OPPORTUNITIES FUND -- SCHEDULE OF INVESTMENTS

 SHARES                                                                VALUE
------------------------------------------------------------------------------
        COMMON STOCKS 68.2%

        AUTO COMPONENTS 1.2%
 58,750 ARB Corp. Ltd. (Australia)                                   $ 174,945
  6,000 Yutaka Giken Co. Ltd. (Japan)                                  134,322
                                                                     ---------
                                                                       309,267
                                                                     ---------

        AUTOMOBILES 0.7%
 38,775 European Motor Holdings plc* (United Kingdom)                  174,956
                                                                     ---------

        BANKS 0.7%
  8,450 Kas Bank NA (Netherlands)                                      186,140
                                                                     ---------

        BEVERAGES 1.0%
 11,325 Kibun Food Chemifa Co. Ltd. (Japan)                            265,153
                                                                     ---------

        BIOTECHNOLOGY RESEARCH AND PRODUCTION 0.7%
 53,600 Ark Therapeutics Group plc* (United Kingdom)                   110,805
  6,800 Neurochem, Inc.* (Canada)                                       80,988
                                                                     ---------
                                                                       191,793
                                                                     ---------

        BUILDING PRODUCTS 1.1%
 24,900 Fleetwood Corp. Ltd. (Australia)                               160,042
  8,300 Kitagawa Industries Co. Ltd. (Japan)                           147,101
                                                                     ---------
                                                                       307,143
                                                                     ---------

        CHEMICALS 0.2%
  5,000 MARKTEC Corp. (Japan)                                           47,106
                                                                     ---------

        COMMERCIAL SERVICES AND SUPPLIES 7.0%
  3,275 Acadomia Group (France)                                        169,848
353,000 Accord Customer Care Solutions Ltd.* (Singapore)                58,801
 55,175 Allen-Vanguard Corp.* (Canada)                                 209,800
 41,075 Bloomsbury Publishing plc (United Kingdom)                     259,390
 21,875 Carter & Carter Group plc* (United Kingdom)                    116,666
171,500 Environmental Management Solutions, Inc.* (Canada)              85,059
446,000 Linmark Group Ltd. (Hong Kong)                                 170,123
  6,425 MegaStudy Co. Ltd.* (Korea)                                    209,421
     50 OUTSOURCING, Inc. (Japan)                                       61,564
849,000 Raffles Education Corp. Ltd. (Singapore)                       341,986
 29,525 Semcon AB* (Sweden)                                            189,571
                                                                     ---------
                                                                     1,872,229
                                                                     ---------

        CONSTRUCTION AND ENGINEERING 0.1%
 26,635 Lycopodium Ltd.* (Australia)                                    35,021
                                                                     ---------

        CONSTRUCTION MATERIALS 0.5%
    500 Getaz Romang Holding SA (Switzerland)                          135,946
                                                                     ---------

        DIVERSIFIED FINANCIAL SERVICES 4.7%
238,600 Acta Holdings ASA* (Norway)                                    421,302
 46,175 Credit Corp. Group Ltd. (Australia)                            121,071
 53,450 New Zealand Exchange Ltd.* (New Zealand)                       356,527
     65 Osaka Securities Exchange Co. (Japan)                          248,589
  2,025 Oslo Bors ASA*** (Norway)                                       90,986
                                                                     ---------
                                                                     1,238,475
                                                                     ---------

        DRUGS AND PHARMACEUTICALS 1.3%
  2,875 Meda AB (Sweden)                                               132,144
  1,150 Meda AB Subscribed Shares* (Sweden)                             52,288
  4,100 Sawai Pharmaceutical Co. Ltd. (Japan)                          122,000
     10 Sosei Co. Ltd.* (Japan)                                         51,770
                                                                     ---------
                                                                       358,202
                                                                     ---------

        ELECTRICAL EQUIPMENT 2.1%
  7,100 Chiyoda Integre Co. Ltd. (Japan)                             $ 146,033
  5,400 Optoelectronics Co. Ltd. (Japan)                               186,372
  6,200 Phoenix Electric Co. Ltd. (Japan)                              103,232
116,000 Unisteel Technology Ltd. (Singapore)                           122,261
                                                                     ---------
                                                                       557,898
                                                                     ---------

        ELECTRONIC EQUIPMENT AND INSTRUMENTS 5.8%
200,000 Chroma ATE, Inc. (Taiwan)                                      187,266
  2,150 Core Logic, Inc. (Korea)                                        69,867
  4,500 Enplas Corp. (Japan)                                           118,791
  4,025 Funkwerk AG (Germany)                                          185,209
 11,000 Horiba Ltd. (Japan)                                            203,675
265,000 MFS Technology Ltd. (Singapore)                                117,981
 60,100 TRL Electronics plc* (United Kingdom)                          250,185
252,000 Varitronix International Ltd. (Hong Kong)                      258,483
 66,650 zed.i solutions, Inc.* (Canada)                                138,837
                                                                     ---------
                                                                     1,530,294
                                                                     ---------

        ELECTRONICS -- SEMICONDUCTORS/ COMPONENTS 0.5%
 24,725 ASE Test Ltd.* (Taiwan)                                        125,603
                                                                     ---------

        FOOD AND DRUG RETAILING 2.3%
328,000 Convenience Retail Asia Ltd. (Hong Kong)                       113,548
  3,400 Daikokutenbussan Company Ltd. (Japan)                          107,831
  5,900 Green Cross Coa Co. Ltd. (Japan)                               203,629
  4,500 NIHON CHOUZAI Co., Inc. (Japan)                                178,816
                                                                     ---------
                                                                       603,824
                                                                     ---------

        FOOD PRODUCTS 0.8%
 28,125 CoolBrands International, Inc.* (Canada)                       208,075
                                                                     ---------

        HEALTH CARE EQUIPMENT AND SUPPLIES 3.2%
 11,500 Fujirebio, Inc. (Japan)                                        180,752
 40,000 LMA International N.V.* (Singapore)                             21,806
  2,900 MANI, Inc. (Japan)                                             122,541
  1,600 Nakanishi, Inc. (Japan)                                        128,651
 42,750 RaySearch Laboratories* (Sweden)                               394,495
                                                                     ---------
                                                                       848,245
                                                                     ---------

        HOUSEHOLD DURABLES 1.7%
  5,225 Beter Bed Holding NV (Netherlands)                             129,935
  6,200 Joint Corp. (Japan)                                            154,993
  6,400 Nihon Eslead Corp. (Japan)                                     164,171
                                                                     ---------
                                                                       449,099
                                                                     ---------

        HOUSEHOLD PRODUCTS 0.5%
  5,000 Suruga Co. Ltd. (Japan)                                        120,563
                                                                     ---------

        INSURANCE 1.1%
 64,542 OAMPS Ltd. (Australia)                                         169,728
310,000 Pacific Century Insurance Holdings
        Ltd. (Hong Kong)                                               128,184
                                                                     ---------
                                                                       297,912
                                                                     ---------

        INTERNET SOFTWARE AND SERVICES 0.5%
 83,000 Opera Software ASA* (Norway)                                   120,646
                                                                     ---------

        LEISURE EQUIPMENT AND PRODUCTS 0.8%
  1,775 CTS Eventim* (Germany)                                          62,367
  5,400 KABE Husvagnar AB (Sweden)                                     141,283
                                                                     ---------
                                                                       203,650
                                                                     ---------

                                                      MARCH 31, 2005 (UNAUDITED)

 SHARES                                                                VALUE
------------------------------------------------------------------------------
        MACHINERY 5.1%
 21,000 Asahi Diamond Industrial Co. (Japan)                        $  126,934
 41,000 Awea Mechantronic Co. Ltd. (Taiwan)                             72,485
 47,000 BASSO INDUSTRY Corp. (Taiwan)                                  120,088
225,000 First Engineering Ltd. (Singapore)                             170,362
798,000 MMI Holdings Ltd. (Singapore)                                  161,930
  8,400 Pason Systems, Inc. (Canada)                                   262,814
  8,100 Takeuchi Manufacturing Co. Ltd. (Japan)                        333,203
 32,075 Titan Europe plc (United Kingdom)                              109,301
                                                                    ----------
                                                                     1,357,117
                                                                    ----------

        MARINE 0.8%
339,000 Ezra Holdings Ltd. (Singapore)                                 223,824
                                                                    ----------

        MEDIA 0.5%
 10,100 Arbeit-Times Co. Ltd. (Japan)                                  122,287
                                                                    ----------

        METALS AND MINING 3.5%
 71,325 Agincourt Resources Ltd.* (Australia)                          103,161
 38,375 Avocet Mining plc* (United Kingdom)                             63,030
325,500 CBH Resources Ltd. (Australia)                                  67,975
 73,175 Consolidated Minerals Ltd. (Australia)                         209,410
 95,975 Equigold NL (Australia)                                         92,047
 21,200 Jubilee Mines NL (Australia)                                    88,545
579,000 Midas Holdings Ltd. (Singapore)                                 96,447
 80,250 Mincor Resources NL (Australia)                                 44,690
 15,525 Shore Gold, Inc.* (Canada)                                      72,251
 46,475 Troy Resources NL (Australia)                                   97,773
                                                                    ----------
                                                                       935,329
                                                                    ----------

        OIL AND GAS 5.6%
 86,325 ARC Energy Ltd.* (Australia)                                   118,847
 15,750 Blackrock Ventures, Inc.* (Canada)                             137,483
 75,225 Bow Valley Energy Ltd.* (Canada)                               141,776
 23,800 Det Norske Oljeselskap ASA (Norway)                            160,593
 77,450 Dragon Oil plc* (Ireland)                                      130,134
 44,125 JKX Oil and Gas plc (United Kingdom)                           116,208
 17,225 Melrose Resources plc* (United Kingdom)                         95,118
 68,750 Saxon Energy Services, Inc.* (Canada)                          272,784
 12,550 Soco International plc* (United Kingdom)                       110,529
 18,900 Sondex plc (United Kingdom)                                     78,677
 87,925 Tap Oil Ltd.* (Australia)                                      138,051
                                                                    ----------
                                                                     1,500,200
                                                                    ----------

        PERSONAL PRODUCTS 1.2%
  6,800 HABA Laboratories, Inc. (Japan)                                187,752
540,000 Peace Mark Holdings Ltd. (Hong Kong)                           143,666
                                                                    ----------
                                                                       331,418
                                                                    ----------

        REAL ESTATE 1.5%
    125 Apamanshop Network Co. Ltd. (Japan)                            104,473
     25 CRESCENDO Investment Corp.* (Japan)                            133,156
 16,500 Takara Leben Co. Ltd. (Japan)                                  149,293
                                                                    ----------
                                                                       386,922
                                                                    ----------

        RETAIL 4.9%
    520 CASSINA IXC. Ltd. (Japan)                                      146,486
 11,200 Jeans Mate Corp. (Japan)                                       135,501
 11,950 New Wave Group AB, Class B (Sweden)                            223,083
567,000 Pertama Holdings Ltd. (Singapore)                               94,449
100,271 Pumpkin Patch Ltd. (New Zealand)                               234,629
  3,300 Tamron Co. Ltd. (Japan)                                        125,591
 52,325 Topps Tiles plc (United Kingdom)                               184,974
     15 Village Vanguard Co. Ltd.* (Japan)                             146,915
                                                                    ----------
                                                                     1,291,628
                                                                    ----------

        SEMICONDUCTOR EQUIPMENT AND PRODUCTS 1.9%
  5,125 austriamicrosystems AG* (Austria)                           $  185,507
122,000 Holtek Semiconductor, Inc. (Taiwan)                            144,436
  1,850 Mtekvision Co. Ltd. (Korea)                                     54,744
 16,000 New Japan Radio Co., Ltd. (Japan)                              128,352
                                                                    ----------
                                                                       513,039
                                                                    ----------

        SOFTWARE 2.6%
 11,200 Isra Vision Systems AG* (Germany)                              271,549
 16,000 Lectra (France)                                                103,931
  9,100 Profdoc ASA* (Norway)                                          127,684
 83,000 SpringSoft, Inc. (Taiwan)                                      180,985
                                                                    ----------
                                                                       684,149
                                                                    ----------

        TEXTILES, APPAREL AND LUXURY GOODS 0.5%
 12,900 Ted Baker plc* (United Kingdom)                                123,840
                                                                    ----------

        TRANSPORTATION INFRASTRUCTURE 1.4%
  5,300 Alps Logistics Co. Ltd. (Japan)                                128,539
143,000 Goodpack Ltd. (Singapore)                                      108,274
  5,700 Trancom Co. Ltd. (Japan)                                       124,416
                                                                    ----------
                                                                       361,229
                                                                    ----------

        WHOLESALERS 0.2%
 30,100 Commercial Solutions, Inc.* (Canada)                            62,203
                                                                    ----------

        TOTAL COMMON STOCKS (COST $18,426,312)                      18,080,425
                                                                    ----------

        RIGHTS 0.0%

        TRANSPORTATION INFRASTRUCTURE 0.0%
 17,875 Goodpack Ltd.* (Singapore)                                       2,220
                                                                    ----------

        TOTAL RIGHTS (COST $0)                                           2,220
                                                                    ----------

MARCH 31, 2005 (UNAUDITED)

PRINCIPAL
AMOUNT                                                                                 VALUE
----------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENTS 8.6%

           REPURCHASE AGREEMENT 8.6%
$2,268,000 Repurchase Agreement dated 3/31/05, 1.85% due 4/1/05 with State Street
           Bank and Trust Co. collateralized by $1,710,000 of United States
           Treasury Bonds 7.625% due 2/15/25; value: $2,318,203; repurchase
           proceeds: $2,268,117 (cost $2,268,000)                                  $ 2,268,000
                                                                                   -----------

           TOTAL SHORT-TERM INVESTMENTS (COST $2,268,000)                            2,268,000
                                                                                   -----------


           TOTAL INVESTMENTS (COST $20,694,312) 76.8%                               20,350,645

           OTHER ASSETS LESS LIABILITIES 23.2%                                       6,151,228
                                                                                   -----------

           NET ASSETS 100.0%                                                       $26,501,873
                                                                                   ===========


            *Non-income producing.

            ***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

            See notes to financial statements.

At March 31, 2005, Wasatch International Opportunities Fund's investments, excluding short-term investments, were in the following countries:

COUNTRY                                                                  %
---------------------------------------------------------------------------
Australia                                                               9.0
Austria                                                                 1.0
Canada                                                                  9.2
France                                                                  1.5
Germany                                                                 2.9
Hong Kong                                                               4.5
Ireland                                                                 0.7
Japan                                                                  29.3
Korea                                                                   1.8
Netherlands                                                             1.7
New Zealand                                                             3.3
Norway                                                                  5.1
Singapore                                                               8.4
Sweden                                                                  6.3
Switzerland                                                             0.8
Taiwan                                                                  4.6
United Kingdom                                                          9.9
                                                                      -----
TOTAL                                                                 100.0%
                                                                      =====

MICRO CAP FUND -- SCHEDULE OF INVESTMENTS             MARCH 31, 2005 (UNAUDITED)

 SHARES                                                               VALUE
-------------------------------------------------------------------------------
          COMMON STOCKS 93.8%

          AEROSPACE 0.8%
  131,650 MTC Technologies, Inc.*                                   $ 4,278,625
                                                                    -----------

          AUTO PARTS -- AFTER MARKET 1.2%
  196,575 Aftermarket Technology Corp.*                               3,243,488
  139,700 Keystone Automotive Industries, Inc.*                       3,235,452
                                                                    -----------
                                                                      6,478,940
                                                                    -----------

          BANKS 3.1%
   81,000 Bank of the Ozarks, Inc.                                    2,571,750
  122,550 Canadian Western Bank                                       2,593,329
  190,550 Franklin Bank Corp.*                                        3,286,987
  225,125 Placer Sierra Bancshares                                    5,171,121
   32,825 Preferred Bank/Los Angeles, CA                              1,309,718
  127,100 Wilshire Bancorp, Inc.                                      1,657,384
                                                                    -----------
                                                                     16,590,289
                                                                    -----------

          BIOTECHNOLOGY RESEARCH AND PRODUCTION 0.2%
  390,875 Discovery Partners International, Inc.*                     1,250,800
                                                                    -----------

          CHEMICALS 0.5%
   87,825 Cabot Microelectronics Corp.*                               2,755,948
                                                                    -----------

          COMMERCIAL SERVICES AND SUPPLIES 9.1%
   58,925 Acadomia Group                                              3,055,967
1,149,400 Allen-Vanguard Corp.*                                       4,370,523
  941,835 AMN Healthcare Services, Inc.*                             14,984,595
   61,775 Charles River Associates, Inc.*                             3,048,596
  105,375 Keith Cos., Inc.*                                           1,822,987
  137,075 Monro Muffler, Inc.*                                        3,537,906
  229,175 Providence Service Corp.*                                   5,329,419
9,565,600 Raffles Education Corp. Ltd.                                3,853,125
  114,450 Resources Connection, Inc.*                                 2,395,438
  857,000 SM&A*                                                       7,078,820
                                                                    -----------
                                                                     49,477,376
                                                                    -----------

          COMPUTER SERVICES SOFTWARE AND SYSTEMS 4.7%
  190,325 EPIQ Systems, Inc.*                                         2,470,418
  208,865 Kintera, Inc.*                                              1,106,985
  144,050 Kintera, Inc. PIPE* *** +                                     732,926
  208,625 Open Solutions, Inc.*                                       4,137,034
  343,275 Opnet Technologies, Inc.*                                   2,869,779
  338,200 PEC Solutions, Inc.*                                        4,254,556
  403,725 Pinnacle Systems, Inc.*                                     2,256,823
   68,307 Retalix Ltd.*                                               1,622,291
  479,925 Verisity Ltd.*                                              5,725,505
                                                                    -----------
                                                                     25,176,317
                                                                    -----------

          COMPUTER TECHNOLOGY 1.3%
  394,275 FARGO Electronics, Inc.*                                    5,784,014
  294,950 Qualstar Corp.*                                             1,185,699
                                                                    -----------
                                                                      6,969,713
                                                                    -----------

          CONSUMER PRODUCTS 0.5%
   98,775 Helen of Troy Ltd.*                                         2,704,459
                                                                    -----------

          DIVERSIFIED FINANCIAL SERVICES 2.6%
2,525,300 Acta Holdings ASA*                                          4,458,988
  179,000 Home Capital Group, Inc., Class B                           4,983,443
  404,936 U.S.I. Holdings Corp.*                                      4,770,146
                                                                    -----------
                                                                     14,212,577
                                                                    -----------

          DRUGS AND PHARMACEUTICALS 1.3%
  101,038 Docpharma N.V.*                                           $ 3,668,021
  282,800 ISTA Pharmaceuticals, Inc.*                                 2,794,064
   53,675 Salix Pharmaceuticals Ltd.*                                   885,101
                                                                    -----------
                                                                      7,347,186
                                                                    -----------

          ELECTRICAL AND ELECTRONICS 1.0%
  111,525 Power Integrations, Inc.*                                   2,329,757
  275,350 TTM Technologies, Inc.*                                     2,880,161
                                                                    -----------
                                                                      5,209,918
                                                                    -----------

          ELECTRICAL EQUIPMENT 0.5%
2,824,400 Unisteel Technology Ltd.                                    2,976,834
                                                                    -----------

          ELECTRONIC EQUIPMENT AND INSTRUMENTS 0.6%
7,780,225 MFS Technology Ltd.                                         3,463,847
                                                                    -----------

          ELECTRONICS 1.3%
  520,425 Nu Horizons Electronics Corp.*                              3,721,039
  168,125 Supertex, Inc.*                                             3,078,369
                                                                    -----------
                                                                      6,799,408
                                                                    -----------

          ELECTRONICS -- MEDICAL SYSTEMS 1.1%
  374,100 EPIX Pharmaceuticals, Inc.*                                 2,618,700
  650,575 IRIDEX Corp.* ++                                            3,227,503
                                                                    -----------
                                                                      5,846,203
                                                                    -----------

          ELECTRONICS -- SEMICONDUCTORS/ COMPONENTS 11.6%
  745,450 Advanced Power Technology, Inc.* ++                         5,292,695
  453,025 ASE Test Ltd.*                                              2,301,367
  224,550 Excel Technology, Inc.*                                     5,519,439
  112,200 Integrated Circuit Systems, Inc.*                           2,145,264
  940,975 Micrel, Inc.*                                               8,675,790
1,103,650 O2Micro International Ltd.*                                11,356,558
  601,276 Pericom Semiconductor Corp.*                                5,152,935
1,003,300 PLX Technology, Inc.*                                      10,534,650
  260,750 SiRF Technology Holdings, Inc.*                             2,909,970
  208,700 Tessera Technologies, Inc.*                                 9,022,101
                                                                    -----------
                                                                     62,910,769
                                                                    -----------

          ELECTRONICS -- TECHNOLOGY 0.5%
  301,350 EFJ, Inc.*                                                  2,480,110
                                                                    -----------

          FINANCE COMPANIES 1.0%
  268,130 United PanAm Financial Corp.*                               5,467,171
                                                                    -----------

          FINANCE -- SMALL LOAN 0.4%
  138,697 Encore Capital Group, Inc.*                                 2,018,041
                                                                    -----------

          FINANCIAL INFORMATION SERVICES 0.2%
   66,175 Huron Consulting Group, Inc.*                               1,370,484
                                                                    -----------

          FINANCIAL -- MISCELLANEOUS 1.0%
  111,200 First Cash Financial Services, Inc.*                        2,354,104
   89,950 Portfolio Recovery Associates, Inc.*                        3,060,999
                                                                    -----------
                                                                      5,415,103
                                                                    -----------

          FOOD AND DRUG RETAILING 0.4%
5,937,875 Convenience Retail Asia Ltd.                                2,055,589
                                                                    -----------

          HEALTH CARE EQUIPMENT AND SUPPLIES 1.3%
  287,500 Biacore International AB                                    6,566,526
  883,000 LMA International N.V.*                                       481,374
                                                                    -----------
                                                                      7,047,900
                                                                    -----------

          HEALTH CARE FACILITIES 1.7%
  196,625 American Healthways, Inc.*                                  6,492,558
  469,125 Capital Senior Living Corp.*                                2,631,791
                                                                    -----------
                                                                      9,124,349
                                                                    -----------

MICRO CAP FUND -- SCHEDULE OF INVESTMENTS

  SHARES                                                              VALUE
------------------------------------------------------------------------------
           HEALTH CARE MANAGEMENT SERVICES 7.5%
    65,150 AMERIGROUP Corp.*                                       $ 2,381,884
   893,225 AmSurg Corp.*                                            22,598,593
    85,350 Centene Corp.*                                            2,559,646
   165,000 Computer Programs & Systems, Inc.                         4,633,200
   276,931 CorVel Corp.*                                             5,904,169
    53,300 Molina Healthcare, Inc.*                                  2,456,597
                                                                  ------------
                                                                    40,534,089
                                                                  ------------

           HEALTH CARE PROVIDERS AND SERVICES 1.9%
   279,500 Icon plc ADR*                                            10,486,840
                                                                  ------------

           HEALTH CARE SERVICES 0.1%
    19,145 DrugMax, Inc.*                                               61,647
                                                                  ------------

           HOME BUILDING 1.2%
   112,275 Meritage Homes Corp.*                                     6,615,243
                                                                  ------------

           HOUSEHOLD DURABLES 0.3%
    78,125 easyhome Ltd.                                             1,365,856
                                                                  ------------

           HOUSEHOLD FURNISHINGS 0.7%
   121,625 Kirkland's, Inc.*                                         1,345,173
   125,200 Select Comfort Corp.*                                     2,559,088
                                                                  ------------
                                                                     3,904,261
                                                                  ------------

           INSURANCE 0.4%
   243,625 KMG America Corp.*                                        2,375,344
                                                                  ------------

           MACHINERY 0.5%
12,501,650 MMI Holdings Ltd.                                         2,536,830
       175 Pason Systems, Inc.                                           5,475
                                                                  ------------
                                                                     2,542,305
                                                                  ------------

           MACHINERY -- OIL WELL EQUIPMENT AND SERVICES 0.8%
   191,100 Gulf Island Fabrication, Inc.                             4,483,206
                                                                  ------------

           MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 6.9%
   425,275 Abaxis, Inc.*                                             3,763,684
   222,950 Cyberonics, Inc.*                                         9,847,701
   375,125 Encision, Inc.* ++                                        1,031,594
   436,825 Enpath Medical, Inc.* ++                                  3,547,019
   164,390 ICU Medical, Inc.*                                        5,835,845
   379,225 NuVasive, Inc.*                                           4,899,587
    91,275 Shamir Optical Industry Ltd.*                             1,410,199
   335,200 Thoratec Corp.*                                           4,096,144
   231,850 VNUS Medical Technologies, Inc.*                          2,684,823
                                                                  ------------
                                                                    37,116,596
                                                                  ------------

           MEDICAL SERVICES 1.8%
    92,200 Stratagene Corp.*                                           814,126
   652,862 U.S. Physical Therapy, Inc.* ++                           9,127,011
                                                                  ------------
                                                                     9,941,137
                                                                  ------------

           MISCELLANEOUS MATERIALS AND COMMODITIES 0.4%
    99,600 Symyx Technologies, Inc.*                                 2,196,180
                                                                  ------------

           OIL AND GAS 0.3%
   428,425 Saxon Energy Services, Inc.*                              1,699,888
                                                                  ------------

           PRODUCTION TECHNOLOGY EQUIPMENT 4.0%
   130,075 ADE Corp.*                                             $  2,887,665
   182,250 August Technology Corp.*                                  2,135,970
   191,900 Entegris, Inc.*                                           1,897,891
   528,550 inTEST Corp.* ++                                          2,198,768
   658,575 Intevac, Inc.*                                            6,210,362
   610,500 LogicVision, Inc.*                                        1,630,035
   152,100 Nanometrics, Inc.*                                        1,790,217
   303,175 Nova Measuring Instruments Ltd.*                            903,462
   115,425 Rudolph Technologies, Inc.*                               1,738,301
                                                                  ------------
                                                                    21,392,671
                                                                  ------------

           REAL ESTATE INVESTMENT TRUSTS (REIT) 0.6%
    88,950 Bimini Mortgage Management, Inc., Class A                 1,231,958
   117,200 Saxon Capital, Inc.                                       2,015,840
                                                                  ------------
                                                                     3,247,798
                                                                  ------------

           RECREATIONAL VEHICLES AND BOATS 0.5%
   255,875 National R.V. Holdings, Inc.*                             2,599,690
                                                                  ------------

           RETAIL 12.7%
    93,825 AC Moore Arts & Crafts, Inc.*                             2,501,375
   633,375 Big 5 Sporting Goods Corp.                               15,644,362
    54,475 Bijou Brigitte AG                                         9,005,265
   140,400 Cost Plus, Inc.*                                          3,773,952
    47,773 GiFi                                                      2,601,482
   133,850 Global Imaging Systems, Inc.*                             4,746,321
   192,525 Guitar Center, Inc.*                                     10,556,146
   164,993 Hibbett Sporting Goods, Inc.*                             4,956,390
   224,225 Lithia Motors, Inc., Class A                              5,742,402
    73,100 O'Reilly Automotive, Inc.*                                3,620,643
   822,898 Pumpkin Patch Ltd.                                        1,925,542
    96,950 School Specialty, Inc.*                                   3,796,562
                                                                  ------------
                                                                    68,870,442
                                                                  ------------

           SAVINGS AND LOANS 0.7%
   173,782 Commercial Capital Bancorp, Inc.                          3,536,464
                                                                  ------------

           SEMICONDUCTOR EQUIPMENT AND PRODUCTS 1.0%
   381,400 CSR plc*                                                  2,354,548
   954,220 PSi Technologies Holdings, Inc. ADR* ++                   1,068,726
    79,178 SEZ Holding AG*                                           2,210,696
                                                                  ------------
                                                                     5,633,970
                                                                  ------------

           SHOES 0.6%
   120,200 Kenneth Cole Productions, Inc., Class A                   3,502,628
                                                                  ------------

           TRUCKERS 2.3%
    75,675 PAM Transportation Services*                              1,301,610
    62,400 Transport Corporation of America, Inc.*                     550,368
   455,500 USA Truck, Inc.*                                         10,453,725
                                                                  ------------
                                                                    12,305,703
                                                                  ------------

           WHOLESALERS 0.7%
   167,500 Beacon Roofing Supply, Inc.*                              3,665,737
                                                                  ------------

           TOTAL COMMON STOCKS (COST $398,440,174)                 507,505,651
                                                                  ------------

                                                      MARCH 31, 2005 (UNAUDITED)

 SHARES                                                                VALUE
-------------------------------------------------------------------------------
          PREFERRED STOCKS 0.7%

          DRUGS AND PHARMACEUTICALS 0.2%
1,886,792 Point Biomedical Corp., Series F Pfd.* *** +              $ 1,000,000
                                                                    -----------

          HEALTH CARE SERVICES 0.5%
    3,200 DrugMax, Inc. Convertible Ptd. PIPE, Series A*** +          2,960,919
                                                                    -----------

          TOTAL PREFERRED STOCKS (COST $4,200,000)                    3,960,919
                                                                    -----------

          WARRANTS 0.0%

          DRUGS AND PHARMACEUTICALS 0.0%
  566,037 Point Biomedical Corp.* *** +                                      --
                                                                    -----------

          HEALTH CARE SERVICES 0.0%
  259,459 DrugMax, Inc.* *** +                                               --
                                                                    -----------

          TOTAL WARRANTS (COST $0)                                           --
                                                                    -----------

PRINCIPAL
AMOUNT                                                                                  VALUE
------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS 5.4%

            REPURCHASE AGREEMENT 5.4%
$29,343,000 Repurchase Agreement dated 3/31/05, 1.85% due 4/1/05 with State Street
            Bank and Trust Co. collateralized by $22,110,000 of United States
            Treasury Bonds 7.50% due 11/15/24; value: $29,932,960; repurchase
            proceeds: $29,344,508 (cost $29,343,000)                                $ 29,343,000
                                                                                    ------------

            TOTAL SHORT-TERM INVESTMENTS (COST $29,343,000)                           29,343,000
                                                                                    ------------

            TOTAL INVESTMENTS (COST $431,983,174) 99.9%                              540,809,570

            OTHER ASSETS LESS LIABILITIES 0.1%                                            55,181
                                                                                    ------------

            NET ASSETS 100.0%                                                       $540,864,751
                                                                                    ------------

            *Non-income producing.

            ***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

            +Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 8).

            ++Affiliated company (see Note 7).

            ADR American Depositary Receipt.

            PIPE Private Investment in a Public Equity.

            See notes to financial statements.

MICRO CAP VALUE FUND -- SCHEDULE OF INVESTMENTS

SHARES                                                              VALUE
-------  -------------------------------------------------------  ---------
         COMMON STOCKS 93.6%

         AUTO PARTS -- AFTER MARKET 1.5%
 50,000  Aftermarket Technology Corp.*                            $ 825,000
 90,000  IMPCO Technologies, Inc.*                                  483,750
                                                                  ---------
                                                                  1,308,750
                                                                  ---------

         BANKS 8.3%
 50,000  CommerceWest Bank*                                         700,000
 22,000  Dearborn Bancorp, Inc.*                                    583,000
 75,000  First State Financial Corp.*                               900,750
 40,000  Franklin Bank Corp.*                                       690,000
 25,000  MetroCorp Bancshares, Inc.                                 563,000
 46,200  OptimumBank Holdings, Inc.*                                471,702
 30,000  Placer Sierra Bancshares                                   689,100
 16,700  Preferred Bank/Los Angeles, CA                             666,330
 49,800  Security Business Bank of San Diego*                       747,000
100,000  Wilshire Bancorp, Inc.                                   1,304,000
                                                                  ---------
                                                                  7,314,882
                                                                  ---------

         BIOTECHNOLOGY RESEARCH AND PRODUCTION 2.0%
203,200  Discovery Partners International, Inc.*                    650,240
 30,000  Isolagen, Inc.*                                            188,700
 38,625  Neurochem, Inc.* (Canada)                                  460,024
 68,000  United-Guardian, Inc.                                      509,320
                                                                  ---------
                                                                  1,808,284
                                                                  ---------

         BUILDING PRODUCTS 1.1%
350,000  CFM Corp.* (Canada)                                        405,042
 50,000  IVRCL Infrastructure and Projects Ltd. (India)             542,535
                                                                  ---------
                                                                    947,577
                                                                  ---------

         COMMERCIAL INFORMATION SERVICES 0.8%
 56,800  Fastclick, Inc.*                                           681,600
                                                                  ---------

         COMMERCIAL SERVICES AND SUPPLIES 6.4%
 18,000  Acadomia Group (France)                                    933,516
769,250  ACE Security Laminates Corp.* (Canada)                     286,144
400,000  Allen-Vanguard Corp.* (Canada)                           1,520,975
 60,000  AMN Healthcare Services, Inc.*                             954,600
824,500  Environmental Management Solutions, Inc.* (Canada)         408,927
 35,000  Monro Muffler, Inc.*                                       903,350
 80,000  SM&A*                                                      660,800
                                                                  ---------
                                                                  5,668,312
                                                                  ---------

         COMPUTER SERVICES SOFTWARE AND SYSTEMS 1.0%
106,375  Opnet Technologies, Inc.*                                  889,295
                                                                  ---------

         COMPUTER TECHNOLOGY 0.2%
 50,000  Qualstar Corp.*                                            201,000
                                                                  ---------

         CONSTRUCTION AND ENGINEERING 0.1%
 99,865  Lycopodium Ltd.* (Australia)                               131,309
                                                                  ---------

         DISTRIBUTORS 0.9%
400,000  Commercial Solutions, Inc.* (Canada)                       826,617
                                                                  ---------

         DIVERSIFIED FINANCIAL SERVICES 0.9%
 30,000  Home Capital Group, Inc., Class B (Canada)                 835,214
                                                                  ---------

         DRUGS AND PHARMACEUTICALS 3.2%
 43,000  Acusphere, Inc.*                                         $ 232,630
 12,000  Docpharma N.V.* (Belgium)                                  435,640
122,700  ISTA Pharmaceuticals, Inc.*                              1,212,276
 33,500  Ligand Pharmaceuticals, Inc., Class B*                     191,955
 22,500  NeoPharm, Inc.*                                            174,825
 20,000  Taro Pharmaceuticals Industries
         Ltd.* (Israel)                                             631,200
                                                                  ---------
                                                                  2,878,526
                                                                  ---------

         ELECTRICAL EQUIPMENT 0.9%
800,000  Unisteel Technology Ltd. (Singapore)                       843,176
                                                                  ---------

         ELECTRONIC EQUIPMENT AND INSTRUMENTS 0.9%
800,000  Jurong Technologies Industrial Corp.
         Ltd. (Singapore)                                           765,643
                                                                  ---------

         ELECTRONICS 0.3%
 20,000  CyberOptics Corp.*                                         249,600
                                                                  ---------

         ELECTRONICS -- MEDICAL SYSTEMS 1.3%
 25,000  EPIX Pharmaceuticals, Inc.*                                175,000
204,900  IRIDEX Corp.*                                            1,016,509
                                                                  ---------
                                                                  1,191,509
                                                                  ---------

         ELECTRONICS -- SEMICONDUCTORS/COMPONENTS 6.5%
291,035  Advanced Power Technology, Inc.*                         2,066,348
185,793  Aixtron AG ADR* (Germany)                                  772,899
 45,000  Leadis Technology, Inc.*                                   269,100
 50,000  Pericom Semiconductor Corp.*                               428,500
210,000  PLX Technology, Inc.*                                    2,205,000
                                                                  ---------
                                                                  5,741,847
                                                                  ---------

         ELECTRONICS -- TECHNOLOGY 0.7%
 49,000  EFJ, Inc.*                                                403,270
100,000  Iteris, Inc.*                                             244,000
                                                                  ---------
                                                                    647,270
                                                                  ---------

         FINANCE COMPANIES 2.5%
 25,400  Dollar Financial Corp.*                                    301,752
 55,000  Nicholas Financial, Inc.                                   990,000
 45,000  United PanAm Financial Corp.*                              917,550
                                                                  ---------
                                                                  2,209,302
                                                                  ---------

         FINANCE -- SMALL LOAN 0.7%
 40,000  Encore Capital Group, Inc.*                                582,000
                                                                  ---------
         FINANCIAL INFORMATION SERVICES 0.3%
 10,950  Huron Consulting Group, Inc.*                              226,774
                                                                  ---------

         FINANCIAL -- MISCELLANEOUS 2.2%
 50,000  First Cash Financial Services, Inc.*                     1,058,500
169,300  Life Partners Holding, Inc.                                929,457
                                                                  ---------
                                                                  1,987,957
                                                                  ---------

         FOOD PRODUCTS 1.7%
200,000  CoolBrands International, Inc.* (Canada)                 1,479,645
                                                                  ---------
         FOODS 0.3%
100,000  Geopharma, Inc.*                                           305,000
                                                                  ---------

         HEALTH CARE EQUIPMENT AND SUPPLIES 0.6%
149,000  LMA International N.V.* (Singapore)                         81,228
175,000  MacroPore Biosurgery, Inc.* (Germany)                      474,213
                                                                  ---------
                                                                    555,441
                                                                  ---------

          HEALTH CARE FACILITIES 0.6%
100,000  Capital Senior Living Corp.*                               561,000
                                                                  ---------

                                                     MARCH 31, 2005 (UNAUDITED)

 SHARES                                                              VALUE
---------  -----------------------------------------------------  -----------
           HEALTH CARE MANAGEMENT SERVICES 1.9%
   39,500  Computer Programs & Systems, Inc.                      $ 1,109,160
   25,000  IMPAC Medical Systems, Inc.*                               594,500
                                                                  -----------
                                                                    1,703,660
                                                                  -----------

           HEALTH CARE SERVICES 0.7%
    4,786  DrugMax, Inc.*                                              15,411
   25,000  Healthcare Services Group                                  606,250
                                                                  -----------
                                                                      621,661
                                                                  -----------

           HOME BUILDING 1.2%
   60,000  Orleans Homebuilders, Inc.                               1,103,400
                                                                  -----------

           HOUSEHOLD DURABLES 2.7%
  105,000  easyhome Ltd. (Canada)                                   1,835,710
  800,000  HTL International Holdings Ltd. (Singapore)                566,963
                                                                  -----------
                                                                    2,402,673
                                                                  -----------

           INSURANCE 0.8%
   19,800  American Safety Insurance Holdings Ltd.* (Bermuda)         295,020
   39,875  KMG America Corp.*                                         388,781
                                                                  -----------
                                                                      683,801
                                                                  -----------

           MACHINERY 2.2%
  300,000  Awea Mechantronic Co. Ltd. (Taiwan)                        530,375
  850,000  First Engineering Ltd.(Singapore)                          643,588
   25,000  Pason Systems, Inc. (Canada)                               782,187
                                                                  -----------
                                                                    1,956,150
                                                                  -----------

           MARINE 1.0%
1,320,000  Ezra Holdings Ltd. (Singapore)                             871,525
                                                                  -----------

           MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 11.3%
   21,818  AngioDynamics, Inc.*                                       399,269
  400,000  Bioject Medical Technologies, Inc.*                        536,000
   31,408  Cyberonics, Inc.*                                        1,387,291
  164,734  Encision, Inc.*                                            453,019
  231,575  Enpath Medical, Inc.*                                    1,880,389
   21,750  ICU Medical, Inc.*                                         772,125
  220,000  MTS Medication Technologies, Inc.*                       1,375,000
   67,000  North American Scientific, Inc.*                           245,220
  140,400  NuVasive, Inc.*                                          1,813,968
   15,400  Shamir Optical Industry Ltd.* (Israel)                     237,930
   80,000  VNUS Medical Technologies, Inc.*                           926,400
                                                                  -----------
                                                                   10,026,611
                                                                  -----------

           MEDICAL SERVICES 0.2%
   15,225  Stratagene Corp.*                                          134,437
                                                                  -----------

           METALS AND MINING 2.2%
  500,000  Equigold NL (Australia)                                    479,539
2,000,000  EuroZinc Mining Corp.* (Canada)                          1,487,911
                                                                  -----------
                                                                    1,967,450
                                                                  -----------

           MULTI SECTOR COMPANIES 0.8%
   35,000  GenCorp, Inc.                                              700,000
                                                                  -----------

           OIL AND GAS 3.5%
   50,000  Energy Partners Ltd.*                                    1,298,500
   45,000  Harvest Natural Resources, Inc.*                           535,050
   53,330  Saxon Energy Services, Inc.* (Canada)                      211,601
  166,670  Saxon Energy Services, Inc. PIPE* ***+
           (Canada)                                                   627,309
   25,000  Toreador Resources Corp.*                                  453,750
                                                                  -----------
                                                                    3,126,210
                                                                  -----------

           PRODUCTION TECHNOLOGY EQUIPMENT 6.4%
   25,000  August Technology Corp.*                               $   293,000
  273,335  inTEST Corp.*                                            1,137,074
  101,575  Intevac, Inc.*                                             957,852
  639,000  LogicVision, Inc.*                                       1,706,130
   90,000  Nanometrics, Inc.*                                       1,059,300
  165,550  Nova Measuring Instruments Ltd.* (Israel)                  493,339
                                                                  -----------
                                                                    5,646,695
                                                                  -----------

           REAL ESTATE INVESTMENT TRUSTS (REIT) 0.4%
   36,250  Medical Properties Trust, Inc.*** +                        371,563
                                                                  -----------

           RECREATIONAL VEHICLES AND BOATS 0.3%
   30,000  National R.V. Holdings, Inc.*                              304,800
                                                                  -----------

           RESTAURANTS 0.3%
  250,000  Steakhouse Partners, Inc.* ++                              262,500
                                                                  -----------

           RETAIL 3.9%
   30,000  Big 5 Sporting Goods Corp.                                 741,000
   11,000  Bijou Brigitte AG (Germany)                              1,818,410
1,796,600  Bonjour Holdings Ltd. (Hong Kong)                          898,375
                                                                  -----------
                                                                    3,457,785
                                                                  -----------

           SAVINGS AND LOANS 1.2%
   86,375  BFC Financial Corp., Class A*                              816,244
   22,500  Pacific Premier Bancorp, Inc.*                             247,500
                                                                  -----------
                                                                    1,063,744
                                                                  -----------

           SEMICONDUCTOR EQUIPMENT AND PRODUCTS 0.6%
  388,000  Holtek Semiconductor, Inc. (Taiwan)                        459,354
   57,525  PSi Technologies Holdings, Inc.
           ADR* (Phnippines)                                           64,428
                                                                  -----------
                                                                      523,782
                                                                  -----------

           SOFTWARE 1.1%
   35,000  Isra Vision Systems AG* (Germany)                          848,591
   17,225  Ninetowns Digital World Trade Holdings
           Ltd. ADR* (China)                                          156,231
                                                                  -----------
                                                                    1,004,822
                                                                  -----------

           TELECOMMUNICATIONS EQUIPMENT 0.7%
  104,167  WPCS International, Inc.*                                  619,794
                                                                  -----------

           TEXTILES, APPAREL AND LUXURY GOODS 0.5%
   70,000  Phoenix Footwear Group, Inc.*                              479,500
                                                                  -----------

           TRANSPORTATION -- MISCELLANEOUS 0.7%
  419,650  Autolnfo, Inc.*                                            226,611
   20,000  SCS Transportation, Inc.*                                  371,800
                                                                  -----------
                                                                      598,411
                                                                  -----------

           TRUCKERS 2.4%
   70,000  Transport Corporation of                                   617,400
           America, Inc.*
   40,000  USA Truck, Inc.*                                           918,000
   40,000  Vitran Corp., Inc.* (Canada)                               594,000
                                                                  -----------
                                                                    2,129,400
                                                                  -----------

           WHOLESALERS 0.7%
   27,250  Beacon Roofing Supply, Inc.*                               596,366
                                                                  -----------

           TOTAL COMMON STOCKS
           (cost $72,665,079)                                      83,194,270
                                                                  -----------

MICRO CAP VALUE FUND -- SCHEDULE OF INVESTMENTS
(CONTINUED)                                           MARCH 31, 2005 (UNAUDITED)

  SHARES                                                             VALUE
---------   -----------------------------------------------------  ----------
            PREFERRED STOCKS 1.1%
            DRUGS AND PHARMACEUTICALS 0.2%
  377,358   Point Biomedical Corp., Series FPfd.* *** +            $   200,000
                                                                   -----------
            HEALTH CARE SERVICES 0.9%
      800   DrugMax, Inc. Convertible Pfd. PIPE,
            Series A*** +                                              740,230
                                                                   -----------
            TOTAL PREFERRED STOCKS (COST $1,000,000)                   940,230
                                                                   -----------
            WARRANTS 0.1%

            COMMERCIAL SERVICES AND SUPPLIES 0.0%
  384,625   ACE Security Laminates Corp.* *** + (Canada)                    --
                                                                   -----------

            COMPUTER SERVICES SOFTWARE AND SYSTEMS 0.0%
  200,000   CORVU CORP.* *** +                                              --
                                                                   -----------

            DRUGS AND PHARMACEUTICALS 0.0%
    8,600   Acusphere, Inc.* ***+                                           --
  113,207   Point Biomedical Corp.* *** +                                   --
                                                                   -----------
                                                                            --
                                                                   -----------
            HEALTH CARE SERVICES 0.0%
   64,864   DrugMax, Inc.* *** +                                            --
                                                                   -----------

            OIL AND GAS 0.1%
   83,335   Saxon Energy Services, Inc.* *** +      (Canada)            68,612
                                                                   -----------

            TELECOMMUNICATIONS Equipment 0.0%
  104,167   WPCS International, Inc.* *** +                                 --
                                                                   -----------

            TOTAL WARRANTS (COST $0)                                    68,612
                                                                   -----------

 PRINCIPAL
  AMOUNT                                                              VALUE
----------  -----------------------------------------------------  ----------
            SHORT-TERM INVESTMENTS 4.2%

            Repurchase Agreement 4.2%
$3,776,000  Repurchase Agreement dated 3/31/05, 1.85% due 4/1/05 with State Street Bank and Trust Co. collateralized
            by $3,905,000 of Federal National Mortgage
            Association MTN 3.00% due 7/16/13; value: $3,856,188;
            repurchase proceeds: $3,776,194+++ (cost $3,776,000)    $ 3,776,000
                                                                   -----------

            TOTAL SHORT-TERM INVESTMENTS (COST $3,776,000)           3,776,000
                                                                   -----------

            TOTAL INVESTMENTS (COST $77,441,079) 99.0%              87,979,112

            OTHER ASSETS LESS LIABILITIES 1.0%                         893,450
                                                                   -----------
            NET ASSETS 100.0%                                      $88,872,562
                                                                   ===========

SHARES                                                                VALUE
------    -------------------------------------------------------  -----------
          SECURITIES SOLD SHORT

15,000    724 Solutions, Inc.* (Canada)                            $   223,950
16,700    Ceramic Protection Corp.* (Canada)                           307,150
10,000    Deckers Outdoor Corp.*                                       357,400
10,000    Headwaters, Inc.*                                            328,200
                                                                   -----------

          TOTAL SECURITIES SOLD SHORT (PROCEEDS $1,247,777)         $1,216,700
                                                                   ===========

      *Non-income producing.

      ***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

      + Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

      ++ Affiliated company (see Note 8).

      +++ All or a portion of this security has been designated as collateral for open short positions.

      ADR American Depositary Receipt.

      MTN Medium Term Note.

      PIPE Private Investment in a Public Equity.

      See notes to financial statements.

At March 31,2005, Wasatch Micro Cap Value Fund's investments, excluding securities sold short and short-term investments, were in the following countries:

COUNTRY                                                 %
---------------------------------------------------  -----
Australia                                              0.7
Belgium                                                0.5
Bermuda                                                0.3
Canada                                                14.0
China                                                  0.2
France                                                 1.1
Germany                                                4.7
Hong Kong                                              1.1
India                                                  0.6
Israel                                                 1.6
Philippines                                            0.1
Singapore                                              4.5
Taiwan                                                 1.2
United States                                         69.4
                                                     -----
TOTAL                                                100.0%
                                                     =====

SMALL CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS      MARCH 31, 2005 (UNAUDITED)

 SHARES                                                              VALUE
---------  -----------------------------------------------------  -----------
           COMMON STOCKS 93.4%

           AIRLINES 0.9%
  889,650  WestJet Airlines Ltd.*                                 $11,509,008
                                                                  -----------

           BANKS 3.9%
  331,450  Bank of the Ozarks, Inc.                                10,523,538
  218,425  Doral Financial Corp.                                    4,781,323
  207,425  First Community Bancorp                                  9,188,927
  394,400  HDFC Bank Ltd. ADR                                      16,576,632
  326,675  Prosperity Bancshares, Inc.                              8,653,621
                                                                  -----------
                                                                   49,724,041
                                                                  -----------

           BEVERAGE -- SOFT DRINKS 0.2%
  122,950  Peet's Coffee & Tea, Inc.*                               3,030,718
                                                                  -----------

           BIOTECHNOLOGY RESEARCH AND PRODUCTION 2.8%
  262,200  Charles River Laboratories International, Inc.*         12,333,888
  326,325  Encysive Pharmaceuticals, Inc.*                          3,335,042
  358,075  Myriad Genetics, Inc.*                                   6,584,999
  347,200  Neurochem, Inc.*                                         4,135,152
  753,400  QIAGEN N.V.*                                             8,995,596
                                                                  -----------
                                                                   35,384,677
                                                                  -----------

           CHEMICALS 0.6%
  253,550  Cabot Microelectronics Corp.*                            7,956,399
                                                                  -----------
           COMMERCIAL INFORMATION SERVICES 0.7%
  436,425  LECG Corp.*                                              8,553,930
                                                                  -----------

           COMMERCIAL SERVICES AND SUPPLIES 6.4%
  208,194  Charles River Associates, Inc.*                         10,274,374
  859,700  Copart, Inc.*                                           20,254,532
   96,100  Corporate Executive Board Co.                            6,145,595
   74,675  CoStar Group, Inc.*                                      2,751,774
  290,325  Jackson Hewitt Tax Service, Inc.                         6,073,599
  221,525  Regis Corp.                                              9,067,018
  523,910  Resources Connection, Inc.*                             10,965,436
  518,350  West Corp.*                                             16,587,200
                                                                  -----------
                                                                   82,119,528
                                                                  -----------

           COMMUNICATIONS TECHNOLOGY 0.8%
  198,525  j2 Global Communications, Inc.*                          6,811,393
  280,325  UTStarcom, Inc.*                                         3,069,559
                                                                  -----------
                                                                    9,880,952
                                                                  -----------

           COMPUTER SERVICES SOFTWARE AND SYSTEMS 6.9%
  435,146  Cognizant Technology Solutions Corp., Class A*          20,103,745
   14,200  Kanbay International, Inc.*                                290,532
  755,450  Kintera, Inc. PIPE* *** +                                3,843,730
  248,000  Macrovision Corp.*                                       5,651,920
  276,825  Manhattan Associates, Inc.*                              5,638,925
  690,700  Nassda Corp.*                                            4,600,062
  149,150  NAVTEQ Corp.*                                            6,465,652
  299,325  Open Solutions, Inc.*                                    5,935,615
  138,642  Retalix Ltd.*                                            3,292,747
  307,300  SRA International, Inc., Class A*                       18,514,825
  157,125  Verint Systems, Inc.*                                    5,489,948
  756,875  Verisity Ltd.*                                           9,029,519
                                                                  -----------
                                                                   88,857,220
                                                                  -----------

           CONSUMER ELECTRONICS 0.4%
  271,825  Digital Theater Systems, Inc.*                           4,922,751
                                                                  -----------

           CONSUMER PRODUCTS 2.0%
  794,325  Yankee Candle Co., Inc.*                                25,180,102
                                                                  -----------

           DIVERSIFIED FINANCIAL SERVICES 0.8%
  253,820  AWD Holding AG                                         $11,189,066
                                                                  -----------

           DRUGS AND PHARMACEUTICALS 2.7%
  304,975  Ligand Pharmaceuticals, Inc., Class B*                   1,747,507
  113,050  Medicines Company (The)*                                 2,561,713
  375,875  Medicis Pharmaceutical Corp., Class A                   11,268,732
  267,075  NeoPharm, Inc.*                                          2,075,173
  303,200  Salix Pharmaceuticals Ltd.*                              4,999,768
  305,900  Taro Pharmaceuticals Industries Ltd.*                    9,654,204
                                                                  -----------
                                                                   32,307,097
                                                                  -----------

           EDUCATION SERVICES 0.8%
   90,375  Strayer Education, Inc.                                 10,241,295
                                                                  -----------

           ELECTRICAL AND ELECTRONICS 1.3%
  774,000  Power Integrations, Inc.*                               16,168,860
                                                                  -----------

           ELECTRONICS 1.3%
  106,416  Flir Systems, Inc.*                                      3,224,405
  785,450  Semtech Corp.*                                          14,035,991
                                                                  -----------
                                                                   17,260,396
                                                                  -----------

           ELECTRONICS -- SEMICONDUCTORS/COMPONENTS 6.9%
  981,675  AMIS Holdings, Inc.*                                    11,083,111
1,029,305  Integrated Circuit Systems, Inc.*                       19,680,312
1,832,775  Micrel, Inc.*                                           16,898,185
  607,525  PLX Technology, Inc.*                                    6,379,012
  284,725  Silicon Laboratories, Inc.*                              8,459,180
  509,905  SiRF Technology Holdings, Inc.*                          5,690,540
  475,325  Tessera Technologies, Inc.*                             20,548,300
                                                                  -----------
                                                                   88,738,640
                                                                  -----------

           FINANCIAL INFORMATION SERVICES 1.6%
  638,600  Factset Research Systems, Inc.                          21,080,186
                                                                  -----------

           FINANCIAL -- MISCELLANEOUS 1.6%
  455,350  Brown & Brown, Inc.                                     20,987,081
                                                                  -----------

           HEALTH CARE FACILITIES 4.2%
  775,700  American Healthways, Inc.*                              25,613,614
  258,150  Pharmaceutical Product Development, Inc.*               12,507,368
  350,925  United Surgical Partners International, Inc.*           16,061,837
                                                                  -----------
                                                                   54,182,819
                                                                  -----------

           HEALTH CARE MANAGEMENT SERVICES 5.6%
  636,625  AMERIGROUP Corp.*                                       23,275,010
1,535,263  AmSurg Corp.* ++                                        38,842,154
  143,325  Pediatrix Medical Group, Inc.*                           9,830,662
                                                                  -----------
                                                                   71,947,826
                                                                  -----------

           HEALTH CARE PROVIDERS AND SERVICES 1.4%
   478,725 Icon pic ADR*                                           17,961,762
                                                                  -----------

           HEALTH CARE SERVICES 1.1%
   312,325 Accredo Health, Inc.*                                   13,870,353
                                                                  -----------

 SHARES                                                              VALUE
---------  -----------------------------------------------------  -----------
           HOME BUILDING 3.7%
  414,500  Meritage Homes Corp.*                                  $  24,422,340
   16,440  NVR, Inc.*                                                12,905,400
  131,100  Ton Brothers, Inc.*                                       10,337,235
                                                                  -------------
                                                                     47,664,975
                                                                  -------------

           HOUSEHOLD DURABLES 0.4%
  200,550  Desarrolladora Homex, S.A. de C.V. ADR*                    4,929,519
                                                                  -------------

           HOUSEHOLD FURNISHINGS 0.8%
  506,975  Select Comfort Corp.*                                     10,362,569
                                                                  -------------

           INSURANCE 0.5%
  300,475  Direct General Corp.                                       6,171,756
                                                                  -------------

           INVESTMENT MANAGEMENT COMPANIES 0.6%
  297,397  Calamos Asset Management, Inc., Class A                    8,005,927
                                                                  -------------

           MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 5.4%
  723,087  Abaxis, Inc.*                                              6,399,320
  310,915  ICU Medical, Inc.*                                        11,037,483
  101,475  Kinetic Concepts, Inc.*                                    6,052,984
  103,675  ResMed, Inc.*                                              5,847,270
  837,213  Techne Corp.*                                             33,639,218
  249,875  Wright Medical Group, Inc.*                                5,997,000
                                                                  -------------
                                                                     68,973,275
                                                                  -------------

           MEDICAL SERVICES 0.6%
  281,925  PRA International*                                         7,592,240
                                                                  -------------

           MISCELLANEOUS MATERIALS AND COMMODITIES 0.3%
  171,464  Symyx Technologies, Inc.*                                  3,780,781
                                                                  -------------

           PRODUCTION TECHNOLOGY EQUIPMENT 0.5%
  392,025  Rudolph Technologies, Inc.*                                5,903,896
                                                                  -------------

           REAL ESTATE INVESTMENT TRUSTS (REIT) 3.0%
  771,100  Capital Automotive                                        25,538,832
  258,700  Redwood Trust, Inc.                                       13,240,266
                                                                  -------------
                                                                     38,779,098
                                                                  -------------

           RESTAURANTS 0.1%
   30,800  Texas Roadhouse, Inc., Class A*                              864,864
                                                                  -------------

           RETAIL 14.3%
  220,806  99 Cents Only Stores*                                      2,908,015
  509,100  Big 5 Sporting Goods Corp.                                12,574,770
  200,825  Blue Nile, Inc.*                                           5,552,811
  705,371  Chico's FAS, Inc.*                                        19,933,784
  366,075  Cost Plus, Inc.*                                           9,840,096
  698,094  Dollar Tree Stores, Inc.*                                 20,056,241
  466,475  Guitar Center, Inc.*                                      25,576,824
  485,961  Hibbett Sporting Goods, Inc.*                             14,598,268
  114,156  Jos. A. Bank Clothiers, Inc.*                              3,344,771
1,057,047  O'Reilly Automotive, Inc.*                                52,355,538
  594,425  Tuesday Morning Corp.*                                    17,161,050
                                                                  -------------
                                                                    183,902,168
                                                                  -------------

           SAVINGS AND LOANS 0.6%
  242,968  Harbor Florida Bancshares, Inc.                            8,285,209
                                                                  -------------

           SECURITIES AND BROKERAGE SERVICES 0.4%
  319,700  optionsXpress, Inc.*                                       5,175,943
                                                                  -------------

           SEMICONDUCTOR EQUIPMENT AND PRODUCTS 1.5%
  894,975  CSR pic*                                               $   5,525,069
1,323,650  O2Micro International Ltd.*                               13,620,358
                                                                  -------------
                                                                     19,145,427
                                                                  -------------
           TEXTILES, APPAREL AND LUXURY GOODS 1.0%
  328,500  Carter's, Inc.*                                           13,057,875
                                                                  -------------

           TRUCKERS 2.6%
1,345,468  Knight Transportation, Inc.                               33,192,696
                                                                  -------------

           UTILITIES -- TELECOMMUNICATIONS 2.2%
1,293,250  Nextel Partners, Inc., Class A*                           28,399,770
                                                                  -------------
           TOTAL COMMON STOCKS (COST $873,379,550)                1,197,242,695
                                                                  -------------

           PREFERRED STOCKS 0.3%
           DRUGS AND PHARMACEUTICALS 0.1%
3,773,584  Point Biomedical Corp., Series F Pfd.* *** +               2,000,000
                                                                  -------------

           ELECTRONICS -- MEDICAL SYSTEMS 0.1%
1,620,220  Zonare Medical Systems, Inc.,Series
           E Pfd.* *** +                                              1,500,000
                                                                  -------------

           HEALTH CARE MANAGEMENT SERVICES 0.1%
  516,161  Elder Health, Inc., Series G Pfd.* *** +                     571,428
                                                                  -------------

           TOTAL PREFERRED STOCKS (COST $4,071,428)                   4,071,428
                                                                  -------------

           LIMITED PARTNERSHIP INTEREST 0.0%

           OTHER 0.0%
           Montagu Newhall Global Partners
           II-B, L.P.* *** +                                            356,544
                                                                  -------------

           TOTAL LIMITED PARTNERSHIP INTEREST (COST $471,435)           356,544
                                                                  -------------

           WARRANTS 0.0%

           DRUGS AND PHARMACEUTICALS 0.0%

1,132,075  Point Biomedical Corp.* *** +                                     --
                                                                  -------------

           ELECTRONICS -- MEDICAL SYSTEMS 0.0%
  243,033  Zonare Medical Systems, Inc.* *** +                               --
                                                                  -------------

           ELECTRONICS -- SEMICONDUCTORS/COMPONENTS 0.0%
   40,248  SiRF Technology Holdings, Inc.* *** +                        187,555
                                                                  -------------

           TOTAL WARRANTS (COST $0)                                     187,555
                                                                  -------------

                                                      MARCH 31, 2005 (UNAUDITED)

 PRINCIPAL
   AMOUNT                                                          VALUE
------------  -----------------------------------------------  --------------
              SHORT-TERM INVESTMENTS 6.4%

              REPURCHASE AGREEMENT 6.4%
$81,504,000   Repurchase Agreement dated 3/31/05, 1.85%
              due 4/1/05 with State Street Bank and Trust Co.
              collateralized by $71,015,000 of United States
              Treasury Bonds 6.25% due 8/15/23; value:
              $83,138,823; repurchase proceeds:
              $81,508,188 +++ (cost $81,504,000)               $   81,504,000
                                                               --------------

              TOTAL SHORT-TERM INVESTMENTS (COST $81,504,000)      81,504,000
                                                               --------------

              TOTAL INVESTMENTS (COST $959,426,413) 100.1%      1,283,362,222

              LIABILITIES LESS OTHER ASSETS (0.1)%                   (826,722)
                                                               --------------

              NET ASSETS 100.0%                                $1,282,535,500
                                                               ==============

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

+ Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 8).

++ Affiliated company (see Note 7).

+++ All or a portion of this security has been designated as collateral for purchase commitments.

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

See notes to financial statements.

SMALL CAP VALUE FUND -- SCHEDULE OF INVESTMENTS

 SHARES                                                                VALUE
---------  -------------------------------------------------------  -----------
           COMMON STOCKS 98.3%

           AEROSPACE 0.6%
  276,268  HEICO Corp., Class A +++                                 $ 4,384,373
                                                                    -----------

           AUTO PARTS -- AFTER MARKET 4.1%
  899,789  Aftermarket Technology Corp.*                             14,846,519
  666,759  Keystone Automotive Industries, Inc.*                     15,442,138
                                                                    -----------
                                                                     30,288,657
                                                                    -----------

           BANKS 4.4%
  405,808  Doral Financial Corp.                                      8,883,137
  628,350  Franklin Bank Corp.*                                      10,839,037
  255,775  Placer Sierra Bancshares                                   5,875,152
1,238,722  UTI Bank Ltd.                                              6,865,873
                                                                    -----------
                                                                     32,463,199
                                                                    -----------

           BUILDING -- MISCELLANEOUS 1.0%
  205,250  Drew Industries, Inc.*                                     7,727,663
                                                                    -----------

           COMMERCIAL INFORMATION SERVICES 0.7%
1,002,911  Integrated Alarm Services Group, Inc.*                     5,014,555
                                                                    -----------

           COMMERCIAL SERVICES AND SUPPLIES 7.0%
  568,025  Administaff, Inc.                                          8,293,165
  565,350  Allen-Vanguard Corp.*                                      2,149,709
  769,577  AMN Healthcare Services, Inc.*                            12,243,970
  240,000  Macquarie Infrastructure Company Trust*                    6,720,000
  275,189  Monro Muffler, Inc.*                                       7,102,628
  280,300  PHH Corp.*                                                 6,130,161
  149,125  RemedyTemp, Inc., Class A*                                 1,468,881
  622,950  SM&A*                                                      5,145,567
   65,700  World Fuel Services Corp.                                  2,069,550
                                                                    -----------
                                                                     51,323,631
                                                                    -----------

           COMPUTER SERVICES SOFTWARE
           AND SYSTEMS 0.9%
  411,300  Concord Communications, Inc.*                              4,162,356
  150,775  SPSS, Inc.*                                                2,621,977
                                                                    -----------
                                                                     6,784,333
                                                                    -----------

           CONSUMER PRODUCTS 1.1%
  140,075  Helen of Troy Ltd.*                                        3,835,254
   89,050  Jarden Corp.*                                              4,085,614
                                                                    -----------
                                                                      7,920,868
                                                                    -----------

           CONTAINERS AND PACKAGING --
           METAL AND GLASS 1.5%
  273,862  Mobile Mini, Inc.*                                        11,066,763
                                                                    -----------

           DIVERSIFIED FINANCIAL SERVICES 4.1%
  164,575  Eurocastle Investment Ltd.                                 3,894,178
  349,350  Housing Development Finance Corp. Ltd.                     5,812,634
  688,437  Hub International Ltd.                                    13,286,834
  630,625  U.S.I. Holdings Corp.*                                     7,428,762
                                                                    -----------
                                                                     30,422,408
                                                                    -----------

           ELECTRICAL AND ELECTRONICS 1.9%
  409,625  Multi-Fineline Electronix, Inc.*                           7,229,881
  621,425  TTM Technologies, Inc.*                                    6,500,106
                                                                    -----------
                                                                     13,729,987
                                                                    -----------

           ELECTRONICS 1.7%
  510,884  Nu Horizons Electronics Corp.*                             3,652,821
  494,400  Supertex, Inc.*                                            9,052,464
                                                                    -----------
                                                                     12,705,285
                                                                    -----------

           ELECTRONICS -- SEMICONDUCTORS/COMPONENTS 3.0%
  656,025  ASE Test Ltd.*                                           $ 3,332,607
  246,575  Excel Technology, Inc.*                                    6,060,813
  432,700  Micrel, Inc.*                                              3,989,494
  838,275  Pericom Semiconductor Corp.*                               7,184,017
  533,325  SIPEX Corp.*                                               1,237,314
                                                                    -----------
                                                                     21,804,245
                                                                    -----------

           FINANCE COMPANIES 3.4%
  337,950  Accredited Home Lenders Holding Co.*                      12,243,928
  189,775  Dollar Financial Corp.*                                    2,254,527
  493,500  United PanAm Financial Corp.*                             10,062,465
   20,111  World Acceptance Corp.*                                      513,233
                                                                    -----------
                                                                     25,074,153
                                                                    -----------

           FINANCE -- SMALL LOAN 3.7%
1,167,400  AmeriCredit Corp.* +++                                    27,363,856
                                                                    -----------

           FINANCIAL -- MISCELLANEOUS 1.4%
  314,979  Fidelity National Financial, Inc.                         10,375,408
                                                                    -----------

           FOODS 2.2%
  656,391  NBTY, Inc.*                                               16,468,850
                                                                    -----------

           HEALTH CARE FACILITIES 0.5%
  624,925  Capital Senior Living Corp.*                               3,505,829
                                                                    -----------

           HOME BUILDING 5.6%
  273,275  Hovnanian Enterprises, Inc., Class A*                     13,937,025
  160,897  M.D.C. Holdings, Inc.                                     11,206,476
   54,625  Meritage Homes Corp.*                                      3,218,505
    3,860  NVR, Inc.*                                                 3,030,100
  123,500  Toll Brothers, Inc.*                                       9,737,975
                                                                    -----------
                                                                     41,130,081
                                                                    -----------
           HOTELS, RESTAURANTS AND LEISURE 0.8%
  234,900  Orient-Express Hotels Ltd., Class A                        6,130,890
                                                                    -----------
           HOUSEHOLD FURNISHINGS 1.1%
  417,562  Kirkland's, Inc.*                                          4,618,236
  174,075  Select Comfort Corp.*                                      3,558,093
                                                                    -----------
                                                                      8,176,329
                                                                    -----------
           INSURANCE 3.0%
  589,050  Direct General Corp.                                      12,099,087
  695,575  KMG America Corp.*                                         6,781,856
  131,000  Scottish Re Group Ltd.                                     2,950,120
                                                                    -----------
                                                                     21,831,063
                                                                    -----------

           INVESTMENT MANAGEMENT COMPANIES 3.6%
  424,150  Apollo Investment Corp.                                    7,117,237
  408,400  Ares Capital Corp.                                         6,697,760
      400  Brantley Mezzanine Finance, LLC*  ** *** +                    40,000
  335,275  MCG Capital Corp.                                          5,158,206
  137,500  NGP Capital Resources Co.                                  2,211,000
  350,200  Technology Investment Capital Corp.                        5,235,490
                                                                    -----------
                                                                     26,459,693
                                                                    -----------

           MEDICAL SERVICES 1.1%
  556,350  U.S. Physical Therapy, Inc.*                               7,777,773
                                                                    -----------

           OIL AND GAS 3.2%
  343,000  Harvest Natural Resources, Inc.*                           4,078,270
  253,100  Plains Exploration & Production Co.*                       8,833,190
  111,425  Saxon Energy Services, Inc.*                                 442,108
  390,150  Toreador Resources Corp.*                                  7,081,222
   56,575  Ultra Petroleum Corp.*                                     2,874,010
                                                                    -----------
                                                                     23,308,800
                                                                    -----------

           PRODUCTION TECHNOLOGY EQUIPMENT 0.4%
  255,900  Nanometrics, Inc.*                                         3,011,943
                                                                    -----------

                                                      MARCH 31, 2005 (UNAUDITED)

 SHARES                                                               VALUE
---------  -----------------------------------------------------  -------------
           REAL ESTATE INVESTMENT TRUSTS (REIT) 16.3%
  470,775  Arbor Realty Trust, Inc.                               $  11,651,681
  215,300  Bimini Mortgage Management, Inc., Class A                  2,981,905
  300,000  Crystal River Capital, Inc.* *** +                         7,500,000
   61,050  ECC Capital Corp.*                                           366,300
1,310,800  HomeBanc Corp.                                            11,587,472
  402,025  JER Investors Trust, Inc.* *** +                           6,030,375
  360,000  KKR Financial Corp.* *** +                                 3,780,000
  325,500  Medical Properties Trust, Inc.*** +                        3,336,375
  408,325  MortgageIT Holdings, Inc.                                  6,512,784
  256,025  Newcastle Investment Corp.                                 7,578,340
  747,850  NorthStar Realty Finance Corp.*                            7,239,188
  697,950  Provident Senior Living Trust*** +                        11,271,893
  395,675  Redwood Trust, Inc.                                       20,250,646
1,153,050  Saxon Capital, Inc.                                       19,832,460
                                                                  -------------
                                                                    119,919,419
                                                                  -------------

           RECREATIONAL VEHICLES AND BOATS 0.4%
  282,875  National R.V. Holdings, Inc.*                              2,874,010
                                                                  -------------

           RENTAL AND LEASING SERVICES -- COMMERCIAL 1.2%
  278,240  McGrath RentCorp                                           6,505,251
  564,373  MicroFinancial, Inc.*                                      2,624,335
                                                                  -------------
                                                                      9,129,586
                                                                  -------------

           RENTAL AND LEASING SERVICES -- CONSUMER 1.1%
  300,387  Rent-A-Center, Inc.*                                       8,203,569
                                                                  -------------

           RETAIL 8.7%
   89,275  America's Car-Mart, Inc.*                                  3,129,981
  193,261  Big 5 Sporting Goods Corp.                                 4,773,547
  136,675  Dollar Tree Stores, Inc.*                                  3,926,673
  351,800  Global Imaging Systems, Inc.*                             12,474,828
  181,052  Group 1 Automotive, Inc.*                                  4,761,668
  624,800  Lithia Motors, Inc., Class A                              16,001,128
  119,175  School Specialty, Inc.*                                    4,666,893
  395,867  Sonic Automotive, Inc.                                     8,990,139
  721,643  Whitehall Jewellers, Inc.* +                               5,123,665
                                                                  -------------
                                                                     63,848,522
                                                                  -------------

           SAVINGS AND LOANS 2.0%
  709,819  Commercial Capital Bancorp, Inc.                          14,444,817
                                                                  -------------

           TRANSPORTATION -- MISCELLANEOUS 0.7%
  271,350  Sea Containers Ltd., Class A                               4,954,851
                                                                  -------------

           TRUCKERS 5.0%
  847,700  Quality Distribution, Inc.*                                9,197,545
  296,775  Swift Transportation Co., Inc.*                            6,570,599
  392,442  Transport Corporation of America, Inc.* +                  3,461,338
  403,675  USA Truck, Inc.*                                           9,264,341
  555,225  Vitran Corp., Inc.*                                        8,245,091
                                                                  -------------
                                                                     36,738,914
                                                                  -------------

           UTILITIES -- CABLE TV AND RADIO 0.2%
  492,450  Knology, Inc.*                                             1,167,107
                                                                  -------------

           WHOLESALERS 0.7%
  235,775  Beacon Roofing Supply, Inc.*                               5,159,936
                                                                  -------------

           TOTAL COMMON STOCKS
           (COST $593,554,523)                                      722,691,366
                                                                  -------------


PRINCIPAL
 AMOUNT                                                                 VALUE
----------  ------------------------------------------------------  ------------
            CORPORATE BONDS 0.3%

            INVESTMENT MANAGEMENT COMPANIES 0.3%

$2,000,000  BRANTLEY MEZZANINE FINANCE,
            LLC, 10.00%, 9/21/09*** +                               $  1,963,323
                                                                    ------------

            TOTAL CORPORATE BONDS
            (COST $1,963,323)                                          1,963,323
                                                                    ------------

            SHORT-TERM INVESTMENTS 1.5%

            REPURCHASE AGREEMENT 1.5%
 4,331,000  Repurchase Agreement dated 3/31/05, 1.85% due 4/1/05 with State Street Bank and Trust Co. collateralized
            by $3,450,000 of United States Treasury Bonds 7.50%
            due 11/15/16; value: $4,417,797; repurchase proceeds:
            $4,331,223 (cost $4,331,000)                               4,331,000

 6,657,000  Repurchase Agreement dated 3/31/05, 1.85% due 4/1/05 with State Street Bank and Trust Co. collateralized
            by $5,020,000 of United States Treasury Bonds 7.50%
            due 11/15/24; value: $6,796,176; repurchase proceeds:
            $6,657,342 (cost $6,657,000)                               6,657,000
                                                                    ------------

            TOTAL SHORT-TERM INVESTMENTS
            (COST $10,988,000)                                        10,988,000
                                                                    ------------

            TOTAL INVESTMENTS
            (COST $606,505,846) 100.1%                               735,642,689

            LIABILITIES LESS OTHER ASSETS (0.1)%                        (404,536)
                                                                    ------------

            NET ASSETS 100.0%                                       $735,238,153
                                                                    ============

  SHARES                                                               VALUE
---------   ------------------------------------------------------  ------------
            SECURITIES SOLD SHORT
   40,300   HEICO Corp. (proceeds $326,420)                         $    810,030
                                                                    ============

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

+ Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 8).

++ Affiliated company (see Note 7).

+++ All or a portion of this security has been designated as collateral for open short positions.

See notes to financial statements.

ULTRA GROWTH FUND -- SCHEDULE OF INVESTMENTS

 SHARES                                                                VALUE
-------  ---------------------------------------------------------  -----------
         COMMON STOCKS 96.5%

         AEROSPACE 1.5%
175,550  MTC Technologies, Inc.*                                    $ 5,705,375
                                                                    -----------

         AUTO PARTS -- AFTER MARKET 0.2%
173,900  IMPCO Technologies, Inc.*                                      934,712
                                                                    -----------

         BANKS 3.3%
205,962  Doral Financial Corp.                                        4,508,508
149,150  HDFC Bank Ltd. ADR                                           6,268,775
134,459  W Holding Co., Inc.                                          1,354,002
 50,600  Wilshire Bancorp, Inc.                                         659,824
                                                                    -----------
                                                                     12,791,109
                                                                    -----------

         BIOTECHNOLOGY RESEARCH AND PRODUCTION 1.6%
 57,375  Celgene Corp.*                                               1,953,619
 88,675  Encysive Pharmaceuticals, Inc.*                                906,259
160,525  Isolagen, Inc.*                                              1,009,702
198,875  Neurochem, Inc.*                                             2,368,601
 82,675  Xcyte Therapies, Inc.*                                         101,690
                                                                    -----------
                                                                      6,339,871
                                                                    -----------

         CHEMICALS 0.5%
 57,875  Cabot Microelectronics Corp.*                                1,816,117
                                                                    -----------

         COMMERCIAL INFORMATION SERVICES 0.8%
168,175  LECG Corp.*                                                  3,296,230
                                                                    -----------

         COMMERCIAL SERVICES AND SUPPLIES 8.0%
225,150  Advisory Board Co. (The)*                                    9,839,055
253,305  AMN Healthcare Services, Inc.*                               4,030,083
121,050  Corporate Executive Board Co.                                7,741,147
 54,900  CoStar Group, Inc.*                                          2,023,065
 40,800  Jackson Hewitt Tax Service, Inc.                               853,536
 41,425  Navigant Consulting, Inc.*                                   1,128,003
 16,500  Resources Connection, Inc.*                                    345,345
278,475  SM&A*                                                        2,300,203
426,724  Wireless Facilities, Inc.*                                   2,667,025
                                                                    -----------
                                                                     30,927,462
                                                                    -----------

         COMMUNICATIONS TECHNOLOGY 0.8%
 26,225  j2 Global Communications, Inc.*                                899,780
189,600  UTStarcom, Inc.*                                             2,076,120
                                                                    -----------
                                                                      2,975,900
                                                                    -----------

         COMPUTER SERVICES SOFTWARE AND SYSTEMS 15.0%
217,100  Affiliated Computer Services, Inc., Class A*                11,558,404
 52,325  CACI International, Inc., Class A*                           2,889,910
130,035  Cognizant Technology Solutions Corp., Class A*               6,007,617
313,704  EPIQ Systems, Inc.*                                          4,071,878
 43,000  Kanbay International, Inc.*                                    879,780
747,171  Kintera, Inc.*                                               3,960,006
102,525  Kintera, Inc. PIPE* *** +                                      521,647
588,225  Lionbridge Technologies, Inc.*                               3,347,000
 34,950  Manhattan Associates, Inc.*                                    711,932
289,053  Nassda Corp.*                                                1,925,093
 96,125  Open Solutions, Inc.*                                        1,906,159
120,100  Opnet Technologies, Inc.*                                    1,004,036
149,900  PDF Solutions, Inc.*                                         2,098,600
193,409  SRA International, Inc., Class A*                           11,652,892
456,334  Verisity Ltd.*                                               5,444,065
                                                                    -----------
                                                                     57,979,019
                                                                    -----------

         DIVERSIFIED FINANCIAL SERVICES 0.7%
 23,000  AWD Holding AG                                             $ 1,013,902
100,150  Hub International Ltd.                                       1,932,895
                                                                    -----------
                                                                      2,946,797
                                                                    -----------

         DRUGS AND PHARMACEUTICALS 1.6%
 44,800  Angiotech Pharmaceuticals, Inc.*                               687,680
147,775  NeoPharm, Inc.*                                              1,148,212
 89,325  Salix Pharmaceuticals Ltd.*                                  1,472,969
 98,890  Taro Pharmaceuticals Industries Ltd.*                        3,120,968
                                                                    -----------
                                                                      6,429,829
                                                                    -----------

         EDUCATION SERVICES 2.0%
350,300  Corinthian Colleges, Inc.*                                   5,506,716
 17,950  Strayer Education, Inc.                                      2,034,094
                                                                    -----------
                                                                      7,540,810
                                                                    -----------

         ELECTRICAL AND ELECTRONICS 1.6%
263,150  Cherokee International Corp.*                                1,839,418
208,573  Power Integrations, Inc.*                                    4,357,090
                                                                    -----------
                                                                      6,196,508
                                                                    -----------

         ELECTRONICS 0.7%
147,300  Semtech Corp.*                                               2,632,251
                                                                    -----------

         ELECTRONICS -- MEDICAL SYSTEMS 0.5%
120,300  EPIX Pharmaceuticals, Inc.*                                    842,100
 20,950  Intuitive Surgical, Inc.*                                      952,597
                                                                    -----------
                                                                      1,794,697
                                                                    -----------

         ELECTRONICS -- SEMICONDUCTORS/ COMPONENTS 15.2%
153,425  ASE Test Ltd.*                                                 779,399
 79,450  Integrated Circuit Systems, Inc.*                            1,519,084
 57,325  Marvell Techology Group Ltd.*                                2,197,841
887,825  Micrel, Inc.*                                                8,185,747
381,125  Microchip Technology, Inc.                                   9,913,061
756,475  National Semiconductor Corp.                                15,590,950
908,600  O2Micro International Ltd.*                                  9,349,494
 83,775  Silicon Laboratories, Inc.*                                  2,488,955
200,050  Sirenza Microdevices, Inc.*                                    634,158
222,650  SiRF Technology Holdings, Inc.*                              2,484,774
130,425  STATS ChipPAC Ltd. ADR*                                        862,109
108,450  Tessera Technologies, Inc.*                                  4,688,294
                                                                    -----------
                                                                     58,693,866
                                                                    -----------

         FINANCE COMPANIES 0.2%
 19,775  Accredited Home Lenders Holding Co.*                           716,448
                                                                    -----------

         FINANCE -- SMALL LOAN 3.0%
411,865  AmeriCredit Corp.*                                           9,654,116
125,125  Encore Capital Group, Inc.*                                  1,820,569
                                                                    -----------
                                                                     11,474,685
                                                                    -----------

         FINANCIAL DATA PROCESSING SERVICES AND SYSTEMS 0.9%
 78,100  iPayment, Inc.*                                              3,295,820
                                                                    -----------

         FINANCIAL INFORMATION SERVICES 0.4%
 68,390  Huron Consulting Group, Inc.*                                1,416,357
                                                                    -----------

         FINANCIAL -- MISCELLANEOUS 1.7%
  4,990  Chicago Mercantile Exchange Holdings, Inc.                     968,210
180,964  First Cash Financial Services, Inc.*                         3,831,008
 48,600  Portfolio Recovery Associates, Inc.*                         1,653,858
                                                                    -----------
                                                                      6,453,076
                                                                    -----------

                                                      MARCH 31, 2005 (UNAUDITED)

 SHARES                                                                VALUE
---------  -------------------------------------------------------  -----------
           HEALTH CARE EQUIPMENT AND SUPPLIES 0.5%
   92,025  Biacore International AB                                 $ 2,101,859
                                                                    -----------

           HEALTH CARE FACILITIES 5.5%
  171,041  American Healthways, Inc.*                                 5,647,774
  336,631  United Surgical Partners International, Inc.*             15,407,601
                                                                    -----------
                                                                     21,055,375
                                                                    -----------

           HEALTH CARE MANAGEMENT SERVICES 6.4%
  477,629  AmSurg Corp.*                                             12,084,014
   67,025  Centene Corp.*                                             2,010,080
  151,250  Pediatrix Medical Group, Inc.*                            10,374,237
                                                                    -----------
                                                                     24,468,331
                                                                    -----------

           HEALTH CARE PROVIDERS AND SERVICES 1.1%
  114,925  Icon pic ADR*                                              4,311,986
                                                                    -----------

           HEALTH CARE SERVICES 3.1%
  162,580  Accredo Health, Inc.*+ ++                                  7,220,178
   52,000  Express Scripts, Inc.*                                     4,533,880
                                                                    -----------
                                                                     11,754,058
                                                                    -----------

           HOME BUILDING 1.0%
   25,875  M.D.C. Holdings, Inc.                                      1,802,194
    2,510  NVR, Inc.*                                                 1,970,350
                                                                    -----------
                                                                      3,772,544
                                                                    -----------

           HOUSEHOLD FURNISHINGS 0.5%
   94,950  Select Comfort Corp.*                                      1,940,778
                                                                    -----------

           INSURANCE 1.1%
  202,983  Direct General Corp.                                       4,169,271
                                                                    -----------

           INTERNET AND CATALOG RETAIL 0.5%
  118,400  Submarino SA*                                              1,901,670
                                                                    -----------

           INVESTMENT MANAGEMENT COMPANIES 0.7%
  102,301  Calamos Asset Management, Inc., Class A                    2,753,943
                                                                    -----------

           MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 6.1%
   65,660  Abaxis, Inc.*                                                581,091
  184,350  Align Technology, Inc.*                                    1,150,344
   16,350  Biosite, Inc.*                                               850,690
   37,550  FoxHollow Technologies, Inc.*                              1,058,910
  156,150  Kinetic Concepts, Inc.*                                    9,314,348
  189,450  NuVasive, Inc.*                                            2,447,694
   32,725  SurModics, Inc.*                                           1,044,255
  110,775  Techne Corp.*                                              4,450,939
  110,925  Wright Medical Group, Inc.*                                2,662,200
                                                                    -----------
                                                                     23,560,471
                                                                    -----------

           MISCELLANEOUS MATERIALS AND COMMODITIES 0.4%
   70,775  Symyx Technologies, Inc.*                                  1,560,589
                                                                    -----------

           PRODUCTION TECHNOLOGY EQUIPMENT 0.6%
  164,875  Rudolph Technologies, Inc.*                                2,483,017
                                                                    -----------

           RETAIL 5.1%
   71,625  Blue Nile, Inc.*                                         $ 1,980,431
  153,575  Cost Plus, Inc.*                                           4,128,096
  129,474  Dollar Tree Stores, Inc.*                                  3,719,788
   42,225  Guitar Center, Inc.*                                       2,315,197
   81,450  O'Reilly Automotive, Inc.*                                 4,034,219
  118,050  Pacific Sunwear of California, Inc.*                       3,303,039
                                                                    -----------
                                                                     19,480,770
                                                                    -----------

           SAVINGS AND LOANS 1.6%
  294,000  Commercial Capital Bancorp, Inc.                           5,982,900
                                                                    -----------

           SECURITIES AND BROKERAGE SERVICES 0.0%
    2,275  optionsXpress, Inc.*                                          36,832
                                                                    -----------

           SOFTWARE 0.3%
   61,675  Hexaware Technologies                                      1,033,589
                                                                    -----------

           UTILITIES -- TELECOMMUNICATIONS 1.8%
  322,978  Nextel Partners, Inc., Class A*                            7,092,597
                                                                    -----------

           TOTAL COMMON STOCKS (COST $332,792,764)                  371,817,519
                                                                    -----------

           PREFERRED STOCKS 1.2%

           COMMERCIAL SERVICES AND SUPPLIES 0.0%
   44,000  IQ4HIRE, Inc., Pfd.* *** +                               $       440
                                                                    -----------

           COMMUNICATIONS TECHNOLOGY 0.0%
   91,388  Xtera Communications, Inc., Series
           A- 1 Pfd.* *** +                                              99,064
                                                                    -----------

           DRUGS AND PHARMACEUTICALS 0.4%
2,830,188  Point Biomedical Corp., Series F
           Pfd.* *** +                                                1,500,000
                                                                    -----------

           ELECTRONICS -- MEDICAL SYSTEMS 0.7%
  206,044  NXStage Medical, Inc., Series F Pfd.* *** +                1,500,000
1,080,146  Zonare Medical Systems, Inc.,
           Series E Pfd.* *** +                                         999,999
                                                                    -----------
                                                                      2,499,999
                                                                    -----------

           HEALTH CARE MANAGEMENT

           SERVICES 0.1%
  516,161  Elder Health, Inc., Series G Pfd.* *** +                     571,428
                                                                    -----------

           TOTAL PREFERRED STOCKS (COST $4,781,493)                   4,670,931
                                                                    -----------

           LIMITED PARTNERSHIP INTEREST 0.1%

           OTHER 0.1%
           Montagu Newhall Global Partners
           II-B, L.P.* *** +                                        $   320,889
                                                                    -----------
           TOTAL LIMITED PARTNERSHIP
           INTEREST (COST $424,292)                                     320,889
                                                                    -----------

ULTRA GROWTH FUND -- SCHEDULE OF INVESTMENTS
(CONTINUED)                                            MARCH 31, 2005(UNAUDITED)

 SHARES                                                               VALUE
---------  ------------------------------------------------------  ------------
           WARRANTS 0.0%

           DRUGS AND PHARMACEUTICALS 0.0%
  849,056  Point Biomedical Corp.* *** +                           $         --
                                                                   ------------

           ELECTRONICS -- MEDICAL SYSTEMS 0.0%
  162,021  Zonare Medical Systems, Inc.* *** +                               --
                                                                   ------------

           ELECTRONICS -- SEMICONDUCTORS/COMPONENTS 0.0%
   12,400  SiRF Technology Holdings, Inc.* *** +                         57,784
                                                                   ------------
           TOTAL WARRANTS (COST $0)                                      57,784
                                                                   ------------

           TOTAL INVESTMENTS (COST $337,998,549) 97.8%              376,867,123

           OTHER ASSETS LESS LIABILITIES 2.2%                         8,386,408
                                                                   ------------

           NET ASSETS 100.0%                                       $385,253,531
                                                                   ============

           SECURITIES SOLD SHORT

   29,425  Headwaters, Inc.*                                       $    965,728
   85,650  InPhonic, Inc.*                                            1,945,540
                                                                   ------------

           TOTAL SECURITIES SOLD SHORT (PROCEEDS $3,022,091)       $  2,911,268
                                                                   ============

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

+ Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 8).

+++ All or a portion of this security has been designated as collateral for open short positions or purchase commitments.

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

See notes to financial statements.

U.S. TREASURY FUND -- Schedule of Investments         MARCH 31, 2005 (UNAUDITED)

 PRINCIPAL
  AMOUNT                                                               VALUE
------------  ----------------------------------------------------  -----------
              U.S. GOVERNMENT OBLIGATIONS 96.19%

$ 3,500,000   U.S. Treasury Bond, 5.50%, 8/15/28                    $ 3,802,148
  3,300,000   U.S. Treasury Bond, 6.125%, 11/15/27                    3,857,004
  1,800,000   U.S. Treasury Bond, 6.375%, 8/15/27                     2,162,601
  1,470,000   U.S. Treasury Bond, 6.625%, 2/15/27                     1,811,316
  1,750,000   U.S. Treasury Bond, 6.75%, 8/15/26                      2,179,228
  2,755,000   U.S. Treasury Bond, 6.875%, 8/15/25                     3,457,417
  5,430,000   U.S. Treasury Bond, 7.50%, 11/15/24                     7,214,689
 14,216,000   U.S. Treasury Strip, principal only, 11/15/21           6,235,337
  8,100,000   U.S. Treasury Strip, principal only, 8/15/25            2,944,131
 53,700,000   U.S. Treasury Strip, principal only, 11/15/27          17,609,089
                                                                    -----------

              TOTAL U.S. GOVERNMENT OBLIGATIONS
              (COST $46,957,383)                                     51,272,960
                                                                    -----------
              SHORT-TERM INVESTMENTS 2.9%

              REPURCHASE AGREEMENT 2.9%
  1,556,000   Repurchase Agreement dated 3/31/05, 1.85% due
              4/1/05 with State Street Bank and Trust Co.
              collateralized by $1,235,000 of United States
              Treasury Bonds 7.25% due 8/15/22; value: $1,588,210;
              repurchase proceeds: $1,556,080 (cost $1,556,000)       1,556,000
                                                                    -----------

              TOTAL SHORT-TERM INVESTMENTS
              (cost $1,556,000)                                       1,556,000
                                                                    -----------
              TOTAL INVESTMENTS (COST $48,513,383) 99.0%             52,828,960
                                                                    -----------

              OTHER ASSETS LESS LIABILITIES 1.0%                        511,836
                                                                    -----------

              NET ASSETS 100.0%                                     $53,340,796
                                                                    -----------

See notes to financial statements.

WASATCH FUNDS -- STATEMENTS OF ASSETS AND LIABILITIES

                                                           CORE          GLOBAL SCIENCE        HERITAGE
                                                          GROWTH          & TECHNOLOGY          GROWTH          INTERNATIONAL
                                                           FUND               FUND               FUND            GROWTH FUND
                                                     ----------------   ----------------    ----------------   ----------------
ASSETS:
  Investments, at cost
    Unaffiliated issuers                             $  1,206,899,585   $     65,150,036    $    213,189,875   $    207,429,774
    Affiliated issuers+                                            --                 --                  --                 --
    Repurchase agreements                                  84,501,000            594,000          18,009,000         30,402,000
                                                     ----------------   ----------------    ----------------   ----------------
                                                     $  1,291,400,585   $     65,744,036    $    231,198,875   $    237,831,774
                                                     ================   ================    ================   ================
  Investments, at market value
    Unaffiliated issuers                             $  1,551,098,473   $     67,643,093    $    222,513,755   $    260,202,539
    Affiliated issuers+                                            --                 --                  --                 --
    Repurchase agreements                                  84,501,000            594,000          18,009,000         30,402,000
                                                     ----------------   ----------------    ----------------   ----------------
                                                        1,635,599,473         68,237,093         240,522,755        290,604,539
  Cash                                                        326,989                750                 428                 34
  Foreign currency on deposit (cost of $0, $3,381,
    $9,207, $0, $6,723,386, $0, $0, $0, $0, $0,
    and $0, respectively)                                          --              3,380               9,207                 --
  Receivable for investment securities sold                 8,396,161            553,935             867,551          1,640,373
  Receivable from broker for securities sold short                 --                 --                  --                 --
  Capital shares receivable                                   878,856             61,932             449,929            343,367
  Interest and dividends receivable                         2,208,935             13,822             117,016            336,416
  Prepaid expenses and other assets                            20,259             13,306              18,103             22,378
  Unrealized appreciation on foreign currency
    contracts                                                      --                 --                  54             37,672
                                                     ----------------   ----------------    ----------------   ----------------
    Total Assets                                        1,647,430,673         68,884,218         241,985,043        292,984,779
                                                     ----------------   ----------------    ----------------   ----------------

LIABILITIES:
  Securities sold short, at value (proceeds of $0,
    $0, $0, $0, $0, $0, $1,247,777, $0, $326,420,
    $3,022,091, and $0, respectively)                              --                 --                  --                 --
  Bank overdraft                                                   --                 --                  --                 --
  Bank overdraft of foreign currency (cost of $0,
    $0, $0, $5,358,571, $0, $275,295, $15,547, $0,
    $0, $0, and $0, respectively)                                  --                 --                  --          5,387,050*
  Payable for securities purchased                          1,379,347            338,164           1,335,121          4,798,117
  Payable to broker for short sale cover                           --                 --                  --                 --
  Capital shares payable                                    1,021,567             18,590              40,437            160,858
  Accrued investment advisory fees                          1,426,296             89,893             144,063            235,388
  Accrued fund administration fees                             47,261              1,898               7,655              8,801
  Accrued expenses and other liabilities                      651,587             81,868              71,686            172,317
  Payable to investment advisor                                    --                 --                  --                 --
  Other payables                                            1,049,831             75,393              43,439            360,998
  Unrealized depreciation on foreign currency
    contracts                                                      --                 --                  --              1,911
                                                     ----------------   ----------------    ----------------   ----------------
    Total Liabilities                                       5,575,889            605,806           1,642,401         11,125,440
                                                     ----------------   ----------------    ----------------   ----------------
NET ASSETS                                           $  1,641,854,784   $     68,278,412    $    240,342,642   $    281,859,339
                                                     ================   ================    ================   ================

NET ASSETS CONSIST OF:
  Capital stock                                      $        396,109   $         60,712    $        222,873   $        170,620
  Paid-in capital in excess of par                      1,241,433,127         66,729,669         226,063,622        231,851,001
  Undistributed net investment income (loss)               13,477,906           (640,388)            406,902         (1,047,669)
  Undistributed net realized gain (loss) on
    investments and foreign currency translations          43,398,394           (301,679)          4,368,830         (1,535,885)
  Net unrealized appreciation (depreciation) on
    investments and foreign currency translations         343,149,248          2,430,098           9,280,415         52,421,272
                                                     ----------------   ----------------    ----------------   ----------------
  Net Assets                                         $  1,641,854,784   $     68,278,412    $    240,342,642   $    281,859,339
                                                     ================   ================    ================   ================

CAPITAL STOCK, $.01 PAR VALUE:
  Authorized                                           10,000,000,000     10,000,000,000      10,000,000,000     10,000,000,000
  Issued and outstanding                                   39,610,895          6,071,249          22,287,331         17,062,030

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING
  PRICE PER SHARE                                    $          41.45   $          11.25    $          10.78   $          16.52
                                                     ================   ================    ================   ================

+See Note 7 for information on affiliated issuers.

*See Note 6.

See notes to financial statements.

                                                      MARCH 31, 2005 (UNAUDITED)

 INTERNATIONAL           MICRO                               SMALL CAP         SMALL CAP           ULTRA              U.S.
 OPPORTUNITIES            CAP            MICRO CAP            GROWTH             VALUE            GROWTH            TREASURY
     FUND                FUND            VALUE FUND            FUND              FUND              FUND               FUND
---------------    ---------------    ---------------    ---------------    ---------------   ---------------    ---------------
$    18,426,312    $   371,279,426    $    73,002,579    $   859,599,670    $   586,023,431   $   337,998,549    $    46,957,383
             --         31,360,748            662,500         18,322,743          9,494,415                --                 --
      2,268,000         29,343,000          3,776,000         81,504,000         10,988,000                --          1,556,000
---------------    ---------------    ---------------    ---------------    ---------------   ---------------    ---------------
$    20,694,312    $   431,983,174    $    77,441,079    $   959,426,413    $   606,505,846   $   337,998,549    $    48,513,383
===============    ===============    ===============    ===============    ===============   ===============    ===============

$    18,082,645    $   485,973,254    $    83,940,612    $ 1,163,016,068    $   716,069,686   $   376,867,123    $    51,272,960
             --         25,493,316            262,500         38,842,154          8,585,003                --                 --
      2,268,000         29,343,000          3,776,000         81,504,000         10,988,000                --          1,556,000
---------------    ---------------    ---------------    ---------------    ---------------   ---------------    ---------------
     20,350,645        540,809,570         87,979,112      1,283,362,222        735,642,689       376,867,123         52,828,960
            783                144                314                 15            190,558                --                637

      6,627,982                 --                 --                 --                 --                --                 --
             --          2,560,077          2,127,813          3,598,801          2,834,540        17,724,510                 --
             --                 --          1,085,058                 --                 --         1,793,343                 --
          1,210             57,550                 --            920,420            104,165            36,933            253,749
         32,661            101,712             20,130            254,734          1,151,726            30,438            319,229
         53,019             10,564              6,965             16,982             18,088            12,762             12,782
             17                246                 62                 --                 --                --                 --
---------------    ---------------    ---------------    ---------------    ---------------   ---------------    ---------------
     27,066,317        543,539,863         91,219,454      1,288,153,174        739,941,766       396,465,109         53,415,357
---------------    ---------------    ---------------    ---------------    ---------------   ---------------    ---------------

             --                 --          1,216,700                 --            810,030         2,911,268                 --
             --                 --                 --                 --                 --         4,056,116                 --
             --            275,317             15,586                 --                 --                --                 --
        451,040          1,140,493            732,657          2,031,082          1,914,548         3,323,970                 --
             --                 --                 --                 --            113,631                --                 --
          9,857            127,614            159,197          1,937,106            538,116           235,230              5,906
         26,125            926,909            147,667          1,120,254            963,598           422,210             17,366
          1,388             15,247              2,550             37,588             20,317            10,495              1,587
         30,015            189,532             64,795            491,644            343,373           252,289             49,702
         46,019                 --                 --                 --                 --                --                 --
             --                 --              7,524                 --                 --                --                 --
             --                 --                216                 --                 --                --                 --
---------------    ---------------    ---------------    ---------------    ---------------   ---------------    ---------------
        564,444          2,675,112          2,346,892          5,617,674          4,703,613        11,211,578             74,561
---------------    ---------------    ---------------    ---------------    ---------------   ---------------    ---------------
$    26,501,873    $   540,864,751    $    88,872,562    $ 1,282,535,500    $   735,238,153   $   385,253,531    $    53,340,796
===============    ===============    ===============    ===============    ===============   ===============    ===============

$       134,568    $       799,768    $       354,761    $       333,963    $     1,407,140   $       151,671    $        38,811
     26,821,314        372,383,679         70,999,830        891,963,341        534,784,987       317,519,726         54,188,170
        (24,488)        (4,577,370)          (662,784)        (4,213,719)         5,825,679        (2,847,339)           512,146

         10,937         63,433,803          7,618,443         70,516,106         64,567,113        31,450,065         (5,713,908)

       (440,458)       108,824,871         10,562,312        323,935,809        128,653,234        38,979,408          4,315,577
---------------    ---------------    ---------------    ---------------    ---------------   ---------------    ---------------
$    26,501,873    $   540,864,751    $    88,872,562    $ 1,282,535,500    $   735,238,153   $   385,253,531    $    53,340,796
===============    ===============    ===============    ===============    ===============   ===============    ===============

 10,000,000,000     10,000,000,000     10,000,000,000     10,000,000,000     10,000,000,000    10,000,000,000     10,000,000,000
     13,456,770         79,976,849         35,476,111         33,396,285        140,713,995        15,167,072          3,881,074

$          1.97    $          6.76    $          2.51    $         38.40    $          5.23   $         25.40    $         13.74
===============    ===============    ===============    ===============    ===============   ===============    ===============

WASATCH FUNDS -- STATEMENTS OF OPERATIONS

                                                                     CORE        GLOBAL SCIENCE      HERITAGE
                                                                    GROWTH        & TECHNOLOGY        GROWTH        INTERNATIONAL
                                                                     FUND             FUND             FUND          GROWTH FUND
                                                                  -------------   -------------    -------------    -------------
INVESTMENT INCOME:
  Interest                                                        $     430,663   $      19,854    $     141,033    $     172,507
  Dividends(1)
    Unaffiliated issuers                                             27,538,025          38,688        1,137,786        1,026,037
    Affiliated issuers+                                               1,122,569              --               --               --
                                                                  -------------   -------------    -------------    -------------
  Total investment income                                            29,091,257          58,542        1,278,819        1,198,544
                                                                  -------------   -------------    -------------    -------------

EXPENSES:
  Investment advisory fees                                            8,155,452         537,593          673,208        1,858,047
  Shareholder servicing fees                                            863,189          85,750          122,061          185,182
  Fund administration fees                                              270,553          11,820           32,846           41,840
  Fund accounting fees                                                   93,559           8,411           14,360           20,085
  Reports to shareholders                                               121,162          16,061           17,552           29,945
  Custody fees                                                          127,813          12,805           18,946           72,663
  Federal and state registration fees                                    17,327           9,142           16,908           14,977
  Legal fees                                                             43,578           2,046            4,175            5,814
  Directors' fees                                                        13,866             644            1,149            1,656
  Audit fees                                                              9,410           9,625           11,088            9,406
  Other                                                                  39,452           3,384            4,174            5,592
                                                                  -------------   -------------    -------------    -------------

  Total expenses before reimbursement                                 9,755,361         697,281          916,467        2,245,207
  Reimbursement of expenses by Advisor                                       --              --           (2,827)              --
                                                                  -------------   -------------    -------------    -------------

  Net Expenses                                                        9,755,361         697,281          913,640        2,245,207
                                                                  -------------   -------------    -------------    -------------

NET INVESTMENT INCOME (LOSS)                                         19,335,896        (638,739)         365,179       (1,046,663)
                                                                  -------------   -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments and foreign
    currency translations
       Unaffiliated issuers                                          67,930,139       1,654,048        4,482,965       (1,657,022)
       Affiliated issuers+                                              (39,955)             --               --               --

  Net increase from payment by affiliates                                    --              --               --          130,391
  Net realized loss on short positions                                       --              --               --               --
  Change in unrealized appreciation (depreciation) on
    investments and foreign currency translations                    89,497,164       6,274,958        8,603,901       28,595,706
                                                                  -------------   -------------    -------------    -------------

  Net gain (loss) on investments                                    157,387,348       7,929,006       13,086,866       27,069,075
                                                                  -------------   -------------    -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $ 176,723,244   $   7,290,267    $  13,452,045    $  26,022,412
                                                                  =============   =============    =============    =============

*Fund inception date was January 27, 2005.

(1)Net of $44,612, $2,198, $13,509, $105,031, $2,765, $18,039, $5,282, $7,863,
$28,548, $8,592 and $0 in foreign withholding taxes, respectively.

+See Note 7 for information on affiliated issuers.

See notes to financial statements.

                   FOR THE SIX MONTHS OR PERIOD ENDED MARCH 31, 2005 (UNAUDITED)

 INTERNATIONAL          MICRO            MICRO CAP          SMALL CAP          SMALL CAP            ULTRA              U.S.
 OPPORTUNITIES           CAP               VALUE             GROWTH              VALUE             GROWTH            TREASURY
     FUND*              FUND                FUND              FUND                FUND              FUND               FUND
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
$        27,080    $       168,248    $        29,982    $       529,897    $       123,988    $        77,875    $     1,199,413

         46,539          1,131,156            327,907          2,835,517         12,194,077            226,387                 --
             --                 --                 --                 --             60,721                 --                 --
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
         73,619          1,299,404            357,889          3,365,414         12,378,786            304,262          1,199,413
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------

         87,206          5,392,886            891,837          6,414,935          5,738,357          2,626,520            121,596
          6,941            242,767             72,955            629,361            455,004            294,518             55,197
          2,124             89,328             14,771            213,253            125,923             68,970              8,181
          2,852             35,642             10,712             73,518             45,943             26,905              3,682
          2,066             32,153             10,514            121,963             78,690             66,825              6,201
         17,334             28,991             13,662             22,747             35,724             15,711                594
          7,040             10,145              7,974             14,355             14,110             10,059              9,240
          4,383             14,802              3,331             35,232             21,276             13,176              1,359
             79              4,835                760             11,289              6,748              4,243                444
          4,206              9,409              9,227              9,410              9,524              9,625              9,315
            213             15,816              3,710             33,070             21,808             15,049              1,410
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------

        134,444          5,876,774          1,039,453          7,579,133          6,553,107          3,151,601            217,219
        (36,337)                --            (36,136)                --                 --                 --            (34,825)
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------

         98,107          5,876,774          1,003,317          7,579,133          6,553,107          3,151,601            182,394
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------

        (24,488)        (4,577,370)          (645,428)        (4,213,719)         5,825,679         (2,847,339)         1,017,019
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------

         10,937         66,104,106          7,615,402         71,384,083         65,057,277         38,863,868          1,216,445
             --           (803,731)            17,868                 --            (22,399)                --                 --
             --                 --                 --                 --                 --                 --                 --
             --                 --                 --                 --            (45,511)          (268,699)                --
       (440,458)         4,052,310          1,727,309         79,577,622          1,228,604          5,189,556           (390,480)
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------

       (429,521)        69,352,685          9,360,579        150,961,705         66,217,971         43,784,725            825,965
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------

$      (454,009)   $    64,775,315    $     8,715,151    $   146,747,986    $    72,043,650    $    40,937,386    $     1,842,984
===============    ===============    ===============    ===============    ===============    ===============    ===============

WASATCH FUNDS -- STATEMENTS OF CHANGES IN NET ASSETS

                                                                      CORE GROWTH                   GLOBAL SCIENCE & TECHNOLOGY
                                                                         FUND                                  FUND
                                                            SIX MONTHS                            SIX MONTHS
                                                              ENDED             YEAR ENDED           ENDED            YEAR ENDED
                                                          MARCH 31, 2005       SEPTEMBER 30,     MARCH 31, 2005      SEPTEMBER 30,
                                                           (UNAUDITED)             2004           (UNAUDITED)            2004
                                                          ---------------    ---------------    ---------------    ---------------
OPERATIONS:
  Net investment income (loss)                            $    19,335,896    $     4,998,432    $      (638,739)   $    (1,253,238)
  Net realized gain (loss) on investments and
   foreign currency translations                               67,890,184        111,394,756          1,654,048            263,985
  Net realized loss on short positions                                 --                 --                 --            (96,963)
  Change in unrealized appreciation (depreciation)
   on investments and foreign currency translations            89,497,164         78,422,948          6,274,958         (6,818,973)
                                                          ---------------    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets resulting from
   operations                                                 176,723,244        194,816,136          7,290,267         (7,905,189)

DIVIDENDS PAID FROM:
  Net investment income                                        (8,590,232)          (849,650)                --                 --
  Net realized gains                                          (51,489,127)                --                 --                 --
                                                          ---------------    ---------------    ---------------    ---------------
                                                              (60,079,359)          (849,650)                --                 --

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                 109,222,785        214,099,994         10,652,906         52,986,102
  Shares issued to holders in reinvestment of dividends        57,346,243            794,356                 --                 --
  Shares redeemed                                            (138,330,739)      (230,240,862)       (18,968,921)       (27,341,053)
  Redemption fees                                                   3,742              7,481              2,870             44,362
                                                          ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                                      28,242,031        (15,339,031)        (8,313,145)        25,689,411
                                                          ---------------    ---------------    ---------------    ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                       144,885,916        178,627,455         (1,022,878)        17,784,222

NET ASSETS:
  Beginning of period                                       1,496,968,868      1,318,341,413         69,301,290         51,517,068
                                                          ---------------    ---------------    ---------------    ---------------
  End of period                                           $ 1,641,854,784    $ 1,496,968,868    $    68,278,412    $    69,301,290
                                                          ===============    ===============    ===============    ===============

  Undistributed net investment income (loss) included
   in net assets at end of period                         $    13,477,906    $     2,732,242    $      (640,388)   $        (1,649)
                                                          ===============    ===============    ===============    ===============

CAPITAL SHARE TRANSACTIONS -- SHARES:
  Shares sold                                                   2,632,901          5,660,062            957,253          4,456,739
  Shares issued to holders in reinvestment of dividends         1,434,966             21,847                 --                 --
  Shares redeemed                                              (3,344,935)        (6,102,481)        (1,713,290)        (2,430,466)
                                                          ---------------    ---------------    ---------------    ---------------
  Net increase (decrease) in shares outstanding                   722,932           (420,572)          (756,037)         2,026,273
                                                          ===============    ===============    ===============    ===============

(1)Fund inception date was June 18, 2004.

(2)Fund inception date was January 27, 2005.

See notes to financial statements.

                                                                  MARCH 31, 2005

           HERITAGE GROWTH                       INTERNATIONAL GROWTH            INTERNATIONAL
                FUND                                     FUND                    OPPORTUNITIES
   SIX MONTHS                              SIX MONTHS                                FUND
     ENDED            PERIOD ENDED            ENDED            YEAR ENDED         PERIOD ENDED
 MARCH 31, 2005       SEPTEMBER 30,       MARCH 31, 2005      SEPTEMBER 30,      MARCH 31, 2005
  (UNAUDITED)            2004(1)           (UNAUDITED)            2004           (UNAUDITED)(2)
----------------    ----------------    ----------------    ----------------    ----------------
$        365,179    $         (1,836)   $     (1,046,663)   $     (1,461,714)   $        (24,488)

       4,482,965             (70,009)         (1,526,631)          1,885,610              10,937
              --                  --                  --                  --                  --

       8,603,901             676,514          28,595,706          16,476,265            (440,458)
----------------    ----------------    ----------------    ----------------    ----------------
      13,452,045             604,669          26,022,412          16,900,161            (454,009)

              --                  --                  --                  --                  --
         (45,181)                 --            (411,692)                 --                  --
----------------    ----------------    ----------------    ----------------    ----------------
         (45,181)                 --            (411,692)                 --                  --

     110,696,179         130,882,450          77,902,298         161,710,415          27,027,439
          43,090                  --             396,621                  --                  --
     (11,953,760)         (3,387,411)        (19,055,249)        (26,165,271)            (71,613)
          14,724              35,837              14,999              62,776                  56
----------------    ----------------    ----------------    ----------------    ----------------
      98,800,233         127,530,876          59,258,669         135,607,920          26,955,882
----------------    ----------------    ----------------    ----------------    ----------------

     112,207,097         128,135,545          84,869,389         152,508,081          26,501,873

     128,135,545                  --         196,989,950          44,481,869                  --
----------------    ----------------    ----------------    ----------------    ----------------
$    240,342,642    $    128,135,545    $    281,859,339    $    196,989,950    $     26,501,873
================    ================    ================    ================    ================

$        406,902    $         41,723    $     (1,047,669)   $         (1,006)   $        (24,488)
================    ================    ================    ================    ================

      10,407,765          13,356,843           4,808,842          11,557,271          13,492,719
           3,931                  --              26,871                  --                  --
      (1,123,246)           (357,962)         (1,167,347)         (1,850,592)            (35,949)
----------------    ----------------    ----------------    ----------------    ----------------
       9,288,450          12,998,881           3,668,366           9,706,679          13,456,770
================    ================    ================    ================    ================

                                                                        MICRO CAP                         MICRO CAP VALUE
                                                                          FUND                                 FUND
                                                              SIX MONTHS                          SIX MONTHS
                                                                 ENDED          YEAR ENDED          ENDED             YEAR ENDED
                                                            MARCH 31, 2005     SEPTEMBER 30,     MARCH 31, 2005     SEPTEMBER 30,
                                                             (UNAUDITED)           2004           (UNAUDITED)            2004
                                                          ---------------    ---------------    ---------------    ---------------
OPERATIONS:
  Net investment income (loss)                            $    (4,577,370)   $   (10,804,110)   $      (645,428)   $    (1,496,670)
  Net realized gain on investments and foreign currency
    translations                                               65,300,375         93,321,055          7,633,270         11,829,205
  Net realized gain (loss) on short positions                          --                 --                 --             33,575
  Change in unrealized appreciation (depreciation)
    on investments and foreign currency translations            4,052,310        (30,072,492)         1,727,309          5,615,814
                                                          ---------------    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets resulting from
    operations                                                 64,775,315         52,444,453          8,715,151         15,981,924

DIVIDENDS PAID FROM:
  Net realized gains                                          (77,564,156)       (43,612,165)        (9,882,992)           (59,072)
                                                          ---------------    ---------------    ---------------    ---------------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                   5,903,796         21,906,796          1,704,219          3,673,219
  Shares issued to holders in reinvestment of dividends        73,644,335         41,226,753          9,621,240             57,934
  Shares redeemed                                             (44,185,522)       (70,859,439)        (6,120,371)        (5,524,778)
  Redemption fees                                                     257              5,180                 13                 97
                                                          ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                                      35,362,866         (7,720,710)         5,205,101         (1,793,528)
                                                          ---------------    ---------------    ---------------    ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                        22,574,025          1,111,578          4,037,260         14,129,324

NET ASSETS:
  Beginning of period                                         518,290,726        517,179,148         84,835,302         70,705,978
                                                          ---------------    ---------------    ---------------    ---------------
  End of period                                           $   540,864,751    $   518,290,726    $    88,872,562    $    84,835,302
                                                          ===============    ===============    ===============    ===============

  Undistributed net investment income (loss) included
    in net assets at end of period                        $    (4,577,370)   $            --    $      (662,784)   $       (17,356)
                                                          ===============    ===============    ===============    ===============

CAPITAL SHARE TRANSACTIONS -- SHARES:
  Shares sold                                                     917,820          3,065,146            686,399          1,412,827
  Shares issued to holders in reinvestment of dividends        12,243,690          6,190,303          4,257,186             24,548
  Shares redeemed                                              (6,694,836)        (9,869,981)        (2,477,357)        (2,193,156)
                                                          ---------------    ---------------    ---------------    ---------------
  Net increase (decrease) in shares outstanding                 6,466,674           (614,532)         2,466,228           (755,781)
                                                          ===============    ===============    ===============    ===============

See notes to financial statements.

                                                                  MARCH 31, 2005

          SMALL CAP GROWTH                       SMALL CAP VALUE                       ULTRA GROWTH
               FUND                                   FUND                                 FUND
    SIX MONTHS                           SIX MONTHS                           SIX MONTHS
      ENDED           YEAR ENDED           ENDED            YEAR ENDED           ENDED            YEAR ENDED
 MARCH 31, 2005      SEPTEMBER 30,     MARCH 31, 2005      SEPTEMBER 30,     MARCH 31, 2005      SEPTEMBER 30,
  (UNAUDITED)            2004           (UNAUDITED)            2004           (UNAUDITED)            2004
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
$    (4,213,719)   $   (11,238,907)   $     5,825,679    $    (1,954,232)   $    (2,847,339)   $    (7,484,979)

     71,384,083         29,266,940         65,034,878        111,770,036         38,863,868         29,431,438
             --                 --            (45,511)          (526,153)          (268,699)                --

     79,577,622         75,182,347          1,228,604         19,235,185          5,189,556        (36,744,684)
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
    146,747,986         93,210,380         72,043,650        128,524,836         40,937,386        (14,798,225)

    (26,343,235)        (5,914,707)      (103,737,575)          (221,337)       (16,837,407)        (5,447,072)
---------------    ---------------    ---------------    ---------------    ---------------    ---------------

     90,744,526        189,892,968         26,662,596         77,278,907         15,377,584         58,791,862
     25,361,848          5,653,646         99,650,145            210,971         16,008,572          5,113,842
   (145,683,280)      (225,544,787)       (93,647,381)      (122,799,314)       (97,245,981)      (155,598,165)
          5,383              6,856                464             11,336                665             11,164
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
    (29,571,523)       (29,991,317)        32,665,824        (45,298,100)       (65,859,160)       (91,681,297)
---------------    ---------------    ---------------    ---------------    ---------------    ---------------

     90,833,228         57,304,356            971,899         83,005,399        (41,759,181)      (111,926,594)

  1,191,702,272      1,134,397,916        734,266,254        651,260,855        427,012,712        538,939,306
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
$ 1,282,535,500    $ 1,191,702,272    $   735,238,153    $   734,266,254    $   385,253,531    $   427,012,712
===============    ===============    ===============    ===============    ===============    ===============

$    (4,213,719)   $            --    $     5,825,679    $            --    $    (2,847,339)   $            --
===============    ===============    ===============    ===============    ===============    ===============

      2,398,130          5,360,289          5,090,591         14,270,988            605,829          2,140,610
        752,593            166,382         20,978,978             40,494            667,812            191,012
     (3,863,240)        (6,393,772)       (17,982,765)       (22,776,164)        (3,844,257)        (5,786,241)
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
       (712,517)          (867,101)         8,086,804         (8,464,682)        (2,570,616)        (3,454,619)
===============    ===============    ===============    ===============    ===============    ===============

WASATCH FUNDS -- STATEMENTS OF CHANGES IN
NET ASSETS (CONTINUED)                                            MARCH 31, 2005

                                                                      U.S. TREASURY
                                                                          FUND
                                                               SIX MONTHS
                                                                 ENDED           YEAR ENDED
                                                             MARCH 31, 2005     SEPTEMBER 30,
                                                              (UNAUDITED)           2004
                                                            ---------------    ---------------
OPERATIONS:
  Net investment income                                     $     1,017,019    $     2,277,215
  Net realized gain on investments                                1,216,445            217,681
  Change in unrealized appreciation (depreciation) on
    investments                                                    (390,480)          (467,496)
                                                            ---------------    ---------------
  Net increase in net assets resulting from operations            1,842,984          2,027,400

DIVIDENDS PAID FROM:
  Net investment income                                          (2,078,313)        (3,207,497)
                                                            ---------------    ---------------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                    13,093,907         13,425,517
  Shares issued to holders in reinvestment of dividends           2,022,708          3,120,826
  Shares redeemed                                                (6,637,952)       (37,444,987)
  Redemption fees                                                     9,428             32,955
                                                            ---------------    ---------------
  Net increase (decrease)                                         8,488,091        (20,865,689)
                                                            ---------------    ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                           8,252,762        (22,045,786)

NET ASSETS:
  Beginning of period                                            45,088,034         67,133,820
                                                            ---------------    ---------------
  End of period                                             $    53,340,796    $    45,088,034
                                                            ===============    ===============

  Undistributed net investment income included in
    net assets at end of period                             $       512,146    $     1,573,440
                                                            ===============    ===============

CAPITAL SHARE TRANSACTIONS -- SHARES:
  Shares sold                                                       941,129          1,013,525
  Shares issued to holders in reinvestment of dividends             150,611            239,879
  Shares redeemed                                                  (485,159)        (2,884,852)
                                                            ---------------    ---------------
  Net increase (decrease) in shares outstanding                     606,581         (1,631,448)
                                                            ===============    ===============

See notes to financial statements.

WASATCH FUNDS -- FINANCIAL HIGHLIGHTS                              MARCH 31,2005

                                                   SIX MONTHS
                                                     ENDED
                                                   MARCH 31
CORE GROWTH FUND                                  (UNAUDITED)                        YEAR ENDED SEPTEMBER 30
(for a share outstanding throughout each period)     2005          2004          2003          2002         2001         2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $    38.49    $    33.54    $    25.46    $    31.57   $    28.08   $    20.62

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.49          0.13         (0.01)        (0.01)       (0.15)       (0.18)
Net realized and unrealized gain
  (loss) on investments                                 4.01          4.84          8.09         (3.97)        5.95         8.12
                                                  ----------    ----------    ----------    ----------   ----------   ----------
TOTAL FROM INVESTMENT OPERATIONS                        4.50          4.97          8.08         (3.98)        5.80         7.94

REDEMPTION FEES (see Note 2)                              --(1)         --(1)         --(1)       0.01         0.01           --

LESS DISTRIBUTIONS:
   Dividends from net investment income                (0.22)        (0.02)           --            --           --           --
   Distributions from net realized gains               (1.32)           --            --         (2.14)       (2.32)       (0.48)
                                                  ----------    ----------    ----------    ----------   ----------   ----------
TOTAL DISTRIBUTIONS                                    (1.54)        (0.02)           --         (2.14)       (2.32)       (0.48)
                                                  ----------    ----------    ----------    ----------   ----------   ----------

NET ASSET VALUE, END OF PERIOD                    $    41.45    $    38.49    $    33.54    $    25.46   $    31.57   $    28.08
                                                  ==========    ==========    ==========    ==========   ==========   ==========

TOTAL RETURN(2)                                        11.91%        14.80%        31.68%       (13.73)%      22.63%       39.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)          $1,641,855    $1,496,969    $1,318,341    $1,062,944   $  992,935   $  290,705
Ratio of expenses to average net assets(3)              1.20%         1.21%         1.25%         1.29%        1.32%        1.38%
Ratio of net investment income (loss) to
   average net assets(3)                                2.37%         0.34%        (0.02)%       (0.02)%      (0.66)%      (0.86)%
Portfolio turnover rate(2)                                18%           47%           47%           76%          51%          75%

                                                      SIX MONTHS
                                                         ENDED
                                                       MARCH 31
GLOBAL SCIENCE & TECHNOLOGY FUND                      (UNAUDITED)              YEAR OR PERIOD ENDED SEPTEMBER 30
(for a share outstanding throughout each period)         2005           2004           2003           2002           2001(4)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $    10.15     $    10.73     $     6.38     $     8.02     $    10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.11)         (0.18)         (0.13)         (0.15)         (0.07)
Net realized and unrealized gain (loss) on
  investments                                               1.21          (0.41)          4.47          (1.34)         (1.93)
                                                      ----------     ----------     ----------     ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS                            1.10          (0.59)          4.34          (1.49)         (2.00)

REDEMPTION FEES (see Note 2)                                  --(1)        0.01           0.01           0.03           0.02

LESS DISTRIBUTIONS:
   Distributions from net realized gains                      --             --             --          (0.18)            --
                                                      ----------     ----------     ----------     ----------     ----------
TOTAL DISTRIBUTIONS                                           --             --             --          (0.18)            --
                                                      ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                        $    11.25     $    10.15     $    10.73     $     6.38     $     8.02
                                                      ==========     ==========     ==========     ==========     ==========

TOTAL RETURN(2)                                            10.84%         (5.49)%        68.34%        (18.83)%       (19.80)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)              $   68,278     $   69,301     $   51,517     $   20,811     $   10,648
Ratio of expenses to average net assets:
   Net of waivers and reimbursements(3)                     1.95%          1.95%          1.95%          1.95%          1.95%
   Before waivers and reimbursements(3)                     1.95%          1.97%          2.13%          2.42%          3.58%
Ratio of net investment loss to average net assets:
   Net of waivers and reimbursements(3)                    (1.78)%        (1.66)%        (1.87)%        (1.90)%        (1.50)%
   Before waivers and reimbursements(3)                    (1.78)%        (1.68)%        (2.05)%        (2.37)%        (3.13)%
Portfolio turnover rate(2)                                    37%            55%            88%            95%            94%

(1) Represents amounts less than $.005 per share.

(2) Not annualized for periods less than one year.

(3) Annualized.

(4) Fund inception date was December 19, 2000.

See notes to financial statements.

WASATCH FUNDS -- FINANCIAL HIGHLIGHTS

                                                     SIX MONTHS
                                                        ENDED
                                                       MARCH 31     PERIOD ENDED
HERITAGE GROWTH FUND                                 (UNAUDITED)    SEPTEMBER 30
(for a share outstanding throughout each period)        2005           2004(1)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $      9.86    $     10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                       0.02          --(2)
Net realized and unrealized gain (loss)
  on investments                                            0.90          (0.14)
                                                     -----------    -----------
TOTAL FROM INVESTMENT OPERATIONS                            0.92          (0.14)

REDEMPTION FEES (see Note 2)                                  --(2)          --(2)

LESS DISTRIBUTIONS:
  Dividends from net investment income                        --(2)          --
  Distributions from net realized gains                       --(2)          --
                                                     -----------    -----------
TOTAL DISTRIBUTIONS                                           --(2)          --
                                                     -----------    -----------

NET ASSET VALUE, END OF PERIOD                       $     10.78    $      9.86
                                                     ===========    ===========

TOTAL RETURN(3)                                             9.36%         (1.40)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)             $   240,343    $   128,136
Ratio of expenses to average net assets:
  Net of waivers and reimbursements(4)                      0.95%          0.95%
  Before waivers and reimbursements(4)                      0.95%          1.26%
Ratio of net investment income (loss) to
  average net assets:
  Net of waivers and reimbursements(4)                      0.38%         (0.01)%
  Before waivers and reimbursements(4)                      0.38%         (0.32)%
Portfolio turnover rate(3)                                    17%             5%

                                                       SIX MONTHS
                                                          ENDED
                                                        MARCH 31
INTERNATIONAL GROWTH FUND                              (UNAUDITED)          YEAR OR PERIOD ENDED SEPTEMBER 30
(for a share outstanding throughout each period)          2005            2004            2003            2002(5)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $     14.71     $     12.06     $      8.85     $     10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                          (0.06)          (0.11)          (0.07)          (0.03)
Net realized and unrealized gain (loss) on
  investments                                                 1.89            2.76            3.28           (1.13)
Net increase from payment by affiliate                        0.01              --              --              --
                                                       -----------     -----------     -----------     -----------
TOTAL FROM INVESTMENT OPERATIONS                              1.84            2.65            3.21           (1.16)

REDEMPTION FEES (see Note 2)                                    --(2)           --(2)           --(2)         0.01

LESS DISTRIBUTIONS:
   Distributions from net realized gains                     (0.03)             --              --              --
                                                       -----------     -----------     -----------     -----------
TOTAL DISTRIBUTIONS                                          (0.03)             --              --              --
                                                       -----------     -----------     -----------     -----------

NET ASSET VALUE, END OF PERIOD                         $     16.52     $     14.71     $     12.06     $      8.85
                                                       ===========     ===========     ===========     ===========

TOTAL RETURN(3)(6)                                           12.53%          21.97%          36.27%         (11.50)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)               $   281,859     $   196,990     $    44,482     $    18,008
Ratio of expenses to average net assets:
   Net of waivers and reimbursements(4)                       1.81%           1.92%           1.95%           1.95%
   Before waivers and reimbursements(4)                       1.81%           1.92%           2.30%           4.26%
Ratio of net investment loss to average net
  assets:
   Net of waivers and reimbursements(4)                      (0.84)%         (1.06)%         (1.12)%         (1.39)%
   Before waivers and reimbursements(4)                      (0.84)%         (1.06)%         (1.47)%         (3.70)%
Portfolio turnover rate(3)                                      16%             31%             62%              3%

(1)Fund inception date was June 18, 2004.

(2) Represents amounts less than $.005 per share.

(3) Not annualized for periods less than one year.

(4) Annualized.

(5) Fund inception date was June 28, 2002.

(6) ln 2005, 0.06% of the Fund's total return consisted of a voluntary reimbursement by the advisor for a realized investment loss. Excluding this item, the total return would have been 12.47%.

See notes to financial statements.

                                                                  MARCH 31, 2005

                                                       SIX MONTHS
                                                         ENDED
                                                        MARCH 31
INTERNATIONAL OPPORTUNITIES FUND                      (UNAUDITED)
(for a share outstanding throughout the period)         2005(1)
-------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     2.00

LOSS FROM INVESTMENT OPERATIONS:
Net investment loss                                           --(2)
Net realized and unrealized loss on investments            (0.03)
                                                      ----------
TOTAL FROM INVESTMENT OPERATIONS                           (0.03)

REDEMPTION FEES (see Note 2)                                  --(2)

LESS DISTRIBUTIONS:
  Dividends from net investment income                        --
  Distributions from net realized gains                       --
                                                      ----------
TOTAL DISTRIBUTIONS                                           --
                                                      ----------
NET ASSET VALUE, END OF PERIOD                        $     1.97
                                                      ==========

TOTAL RETURN(3)                                            (1.50)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)              $   26,502
Ratio of expenses to average net assets:
  Net of waivers and reimbursements(4)                      2.25%
  Before waivers and reimbursements(4)                      3.08%
Ratio of net investment loss to average net assets:
  Net of waivers and reimbursements(4)                     (0.56)%
  Before waivers and reimbursements(4)                     (1.39)%
Portfolio turnover rate(3)                                     0%

                                             SIX MONTHS
                                               ENDED
MICRO CAP FUND                                MARCH 31
(for a share outstanding throughout each    (UNAUDITED)                           YEAR ENDED SEPTEMBER 30
period)                                        2005           2004           2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $      7.05    $      6.98    $      5.01    $      5.64    $      6.53    $      4.41

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                               (0.06)         (0.15)         (0.12)         (0.14)         (0.08)         (0.09)
Net realized and unrealized gain on
  investments                                      0.83           0.81           2.43           0.11           0.74           2.63
                                            -----------    -----------    -----------    -----------    -----------    -----------
TOTAL FROM INVESTMENT OPERATIONS                   0.77           0.66           2.31          (0.03)          0.66           2.54

REDEMPTION FEES (see Note 2)                         --(2)          --(2)          --(2)          --(2)          --(2)          --

LESS DISTRIBUTIONS:
   Distributions from net realized gains          (1.06)         (0.59)         (0.34)         (0.60)         (1.55)         (0.42)
                                            -----------    -----------    -----------    -----------    -----------    -----------
TOTAL DISTRIBUTIONS                               (1.06)         (0.59)         (0.34)         (0.60)         (1.55)         (0.42)
                                            -----------    -----------    -----------    -----------    -----------    -----------

NET ASSET VALUE, END OF PERIOD              $      6.76    $      7.05    $      6.98    $      5.01    $      5.64    $      6.53
                                            ===========    ===========    ===========    ===========    ===========    ===========

TOTAL RETURN(3)                                   12.90%          9.96%         50.28%         (1.41)%        16.32%         63.88%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)    $   540,865    $   518,291    $   517,179    $   327,548    $   323,540    $   244,444
Ratio of expenses to average net assets(4)         2.18%          2.19%          2.24%          2.28%          2.32%          2.38%
Ratio of net investment loss to average
  net assets(4)                                   (1.70)%        (1.95)%        (2.13)%        (2.21)%        (1.76)%        (1.76)%
Portfolio turnover rate(3)                           23%            56%            50%            62%            58%            69%

(1) Fund inception date was January 27, 2005.

(2) Represents amounts less than $.005 per share.

(3) Not annualized for periods less than one year.

(4) Annualized.

See notes to financial statements.

WASATCH FUNDS -- FINANCIAL HIGHLIGHTS

                                                       SIX MONTHS
                                                          ENDED
                                                         MARCH 31         YEAR OR PERIOD ENDED
MICRO CAP VALUE FUND                                   (UNAUDITED)            SEPTEMBER 30
(for a share outstanding throughout each period)          2005            2004           2003(1)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $      2.57     $      2.09     $      2.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                         (0.02)          (0.05)          (0.01)
Net realized and unrealized gain on investments              0.26            0.53            0.10
                                                      -----------     -----------     -----------
TOTAL FROM INVESTMENT OPERATIONS                             0.24            0.48            0.09

REDEMPTION FEES (see Note 2)                                   --(2)           --(2)           --(2)

LESS DISTRIBUTIONS:
   Distributions from net realized gains                    (0.30)             --(2)           --
                                                      -----------     -----------     -----------
TOTAL DISTRIBUTIONS                                         (0.30)             --              --
                                                      -----------     -----------     -----------

NET ASSET VALUE, END OF PERIOD                        $      2.51     $      2.57     $      2.09
                                                      ===========     ===========     ===========

TOTAL RETURN(3)                                             10.61%          23.06%           4.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)              $    88,873     $    84,835     $    70,706
Ratio of expenses to average net assets:
   Net of waivers and reimbursements(4)                      2.25%           2.27%(5)        2.50%
   Before waivers and reimbursements(4)                      2.33%           2.38%           2.73%
Ratio of net investment loss to average net assets:
   Net of waivers and reimbursements(4)                     (1.45)%         (1.76)%         (1.97)%
   Before waivers and reimbursements(4)                     (1.53)%         (1.87)%         (2.20)%
Portfolio turnover rate(3)                                     49%            101%              4%

                                                   SIX MONTHS
                                                     ENDED
                                                    MARCH 31
SMALL CAP GROWTH FUND                             (UNAUDITED)                         YEAR ENDED SEPTEMBER 30
(for a share outstanding throughout each period)     2005          2004          2003          2002          2001          2000
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $    34.94    $    32.43    $    23.83    $    26.18    $    34.89    $    26.01

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                    (0.13)        (0.33)        (0.28)        (0.35)        (0.15)        (0.23)
Net realized and unrealized gain (loss) on
  investments                                           4.36          3.01          8.88         (1.55)        (2.73)        11.82
                                                  ----------    ----------    ----------    ----------    ----------    ----------
TOTAL FROM INVESTMENT OPERATIONS                        4.23          2.68          8.60         (1.90)        (2.88)        11.59

REDEMPTION FEES (see Note 2)                              --(2)         --(2)         --(2)         --(2)       0.02            --

LESS DISTRIBUTIONS:
  Distributions from net realized gains                (0.77)        (0.17)           --(2)      (0.45)        (5.85)        (2.71)
                                                  ----------    ----------    ----------    ----------    ----------    ----------
TOTAL DISTRIBUTIONS                                    (0.77)        (0.17)           --         (0.45)        (5.85)        (2.71)
                                                  ----------    ----------    ----------    ----------    ----------    ----------

NET ASSET VALUE, END OF PERIOD                    $    38.40    $    34.94    $    32.43    $    23.83    $    26.18    $    34.89
                                                  ==========    ==========    ==========    ==========    ==========    ==========

TOTAL RETURN(3)                                        12.43%         8.27%        36.15%        (7.53)%       (8.61)%       49.63%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)          $1,282,536    $1,191,702    $1,134,398    $  735,417    $  553,416    $  237,812
Ratio of expenses to average net assets(4)              1.18%         1.20%         1.25%         1.31%         1.36%         1.38%
Ratio of net investment loss to average net
  assets(4)                                            (0.66)%       (0.91)%       (1.08)%       (1.25)%       (0.83)%       (0.84)%
Portfolio turnover rate(3)                                11%           41%           63%           51%           40%           72%

(1) Fund inception date was July 28, 2003.

(2) Represents amounts less than $.005 per share.

(3) Not annualized for periods less than a year.

(4) Annualized.

(5) On February 1, 2004, the Advisor reduced the contractual expense limitation from 2.50% to 2.25%. As a result, the effective expense ratio net of waivers and reimbursements for the period ended September 30, 2004 was 2.27%.

See notes to financial statements.

                                                                  MARCH 31, 2005

                                                  SIX MONTHS
                                                     ENDED
                                                    MARCH 31
SMALL CAP VALUE FUND                              (UNAUDITED)                       YEAR ENDED SEPTEMBER 30
(for a share outstanding throughout each period)     2005          2004          2003          2002          2001          2000
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     5.54    $     4.62    $     3.21    $     3.76    $     3.51    $     2.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.04         (0.01)        (0.02)        (0.02)           --         (0.02)
Net realized and unrealized gain (loss) on
  investments                                           0.43          0.93          1.43         (0.43)         0.56          1.19
                                                  ----------    ----------    ----------    ----------    ----------    ----------
TOTAL FROM INVESTMENT OPERATIONS                        0.47          0.92          1.41         (0.45)         0.56          1.17

REDEMPTION FEES (see Note 2)                              --(1)         --(1)         --(1)         --(1)         --(1)         --

LESS DISTRIBUTIONS:
   Distributions from net realized gains               (0.78)           --(1)         --         (0.10)        (0.31)        (0.09)
                                                  ----------    ----------    ----------    ----------    ----------    ----------
TOTAL DISTRIBUTIONS                                    (0.78)           --            --         (0.10)        (0.31)        (0.09)
                                                  ----------    ----------    ----------    ----------    ----------    ----------

NET ASSET VALUE, END OF PERIOD                    $     5.23    $     5.54    $     4.62    $     3.21    $     3.76    $     3.51
                                                  ==========    ==========    ==========    ==========    ==========    ==========

TOTAL RETURN(2)                                         9.99%        19.73%        43.93%       (12.35)%       18.04%        49.94%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)          $  735,238    $  734,266    $  651,261    $  428,082    $  487,095    $   46,470
Ratio of expenses to average net assets:
   Net of waivers and reimbursements(3)                 1.71%         1.73%         1.78%         1.81%         1.92%         1.95%
   Before waivers and reimbursements(3)                 1.71%         1.73%         1.78%         1.81%         1.92%         2.09%
Ratio of net investment income (loss) to
  average net assets:
   Net of waivers and reimbursements(3)                 1.52%        (0.26)%       (0.43)%       (0.44)%       (0.31)%       (1.02)%
   Before waivers and reimbursements(3)                 1.52%        (0.26)%       (0.43)%       (0.44)%       (0.31)%       (1.16)%
Portfolio turnover rate(2)                                24%           56%           69%           69%           41%           67%

                                                   SIX MONTHS
                                                     ENDED
                                                    MARCH 31
ULTRA GROWTH FUND                                 (UNAUDITED)                        YEAR ENDED SEPTEMBER 30
(for a share outstanding throughout each period)     2005          2004          2003          2002          2001          2000
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $    24.07    $    25.43    $    16.52    $    19.15    $    27.17    $    20.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                    (0.19)        (0.42)        (0.29)        (0.25)        (0.21)        (0.25)
Net realized and unrealized gain (loss) on
  investments                                           2.49         (0.68)         9.19         (1.48)        (2.49)         8.87
                                                  ----------    ----------    ----------    ----------    ----------    ----------
TOTAL FROM INVESTMENT OPERATIONS                        2.30         (1.10)         8.90         (1.73)        (2.70)         8.62

REDEMPTION FEES (see Note 2)                              --(1)         --(1)       0.01          0.02          0.07            --

LESS DISTRIBUTIONS:
  Distributions from net realized gains                (0.97)        (0.26)           --         (0.92)        (5.39)        (1.47)
                                                  ----------    ----------    ----------    ----------    ----------    ----------
TOTAL DISTRIBUTIONS                                    (0.97)        (0.26)           --         (0.92)        (5.39)        (1.47)
                                                  ----------    ----------    ----------    ----------    ----------    ----------

NET ASSET VALUE, END OF PERIOD                    $    25.40    $    24.07    $    25.43    $    16.52    $    19.15    $    27.17
                                                  ==========    ==========    ==========    ==========    ==========    ==========

TOTAL RETURN(2)                                         9.85%        (4.44)%       53.93%        (9.74)%      (10.89)%       46.66%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)          $  385,254    $  427,013    $  538,939    $  277,404    $   86,097    $   56,282
Ratio of expenses to average net assets:
  Net of waivers and reimbursements(3)                  1.50%         1.50%         1.57%         1.71%         1.75%         1.75%
  Before waivers and reimbursements(3)                  1.50%         1.50%         1.57%         1.71%         1.79%         1.82%
Ratio of net investment loss to average net
  assets:
  Net of waivers and reimbursements(3)                 (1.36)%       (1.39)%       (1.50)%       (1.67)%       (1.39)%       (1.19)%
  Before waivers and reimbursements(3)                 (1.36)%       (1.39)%       (1.50)%       (1.67)%       (1.43)%       (1.26)%
Portfolio turnover rate(2)                                33%           67%           76%           78%          123%          135%

(1) Represents amounts less than $.005 per share.

(2) Not annualized for periods less than one year.

(3) Annualized.

See notes to financial statements.

WASATCH FUNDS -- FINANCIAL HIGHLIGHTS                             MARCH 31, 2005

                                                    SIX MONTHS
                                                      ENDED
                                                     MARCH 31
U.S. TREASURY FUND                                 (UNAUDITED)                        YEAR ENDED SEPTEMBER 30
(for a share outstanding throughout each period)       2005           2004         2003         2002         2001         2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    13.77     $    13.68   $    14.04   $    12.97   $    12.00   $    11.68

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                    0.25           0.70         0.72         0.66         0.65         0.66
Net realized and unrealized gain (loss) on
  investments                                            0.32           0.11        (0.48)        1.17         0.87         0.39
                                                   ----------     ----------   ----------   ----------   ----------   ----------
TOTAL FROM INVESTMENT OPERATIONS                         0.57           0.81         0.24         1.83         1.52         1.05

REDEMPTION FEES (see Note 2)                               --(1)        0.01         0.03         0.01         0.01           --

LESS DISTRIBUTIONS:
  Distributions from net investment income              (0.60)         (0.73)       (0.63)       (0.77)       (0.56)       (0.73)
                                                   ----------     ----------   ----------   ----------   ----------   ----------
TOTAL DISTRIBUTIONS                                     (0.60)         (0.73)       (0.63)       (0.77)       (0.56)       (0.73)
                                                   ----------     ----------   ----------   ----------   ----------   ----------

NET ASSET VALUE, END OF PERIOD                     $    13.74     $    13.77   $    13.68   $    14.04   $    12.97   $    12.00
                                                   ==========     ==========   ==========   ==========   ==========   ==========

TOTAL RETURN(2)                                          4.27%          6.27%        2.17%       15.38%       12.89%        9.84%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)           $   53,341     $   45,088   $   67,134   $   83,879   $   66,195   $   58,198
Ratio of expenses to average net assets:
  Net of waivers and reimbursements(3)                   0.75%          0.75%        0.75%        0.75%        0.75%        0.75%
  Before waivers and reimbursements(3)                   0.89%          0.94%        0.91%        0.98%        0.95%        0.97%
Ratio of net investment income to average net
  assets:
  Net of waivers and reimbursements(3)                   4.18%          4.50%        4.67%        5.51%        5.34%        5.35%
  Before waivers and reimbursements(3)                   4.04%          4.31%        4.51%        5.28%        5.14%        5.13%
Portfolio turnover rate(2)                                 22%             4%          37%          22%          41%          16%

(1) Represents amounts less than $.005 per share.

(2) Not annualized for periods less than one year.

(3) Annualized.

See notes to financial statements.

WASATCH FUNDS -- NOTES TO FINANCIAL STATEMENTS         MARCH 31,2005 (UNAUDITED)

1.    ORGANIZATION

      Wasatch Funds, Inc. is a Minnesota corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of 11 series or "funds" (each a "Fund" and collectively the "Funds"). The Core Growth, Global Science & Technology, Heritage Growth, International Growth, International Opportunities, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value and Ultra Growth Funds (collectively the "Equity Funds") are non-diversified funds and the Wasatch-Hoisington U.S. Treasury Fund ("U.S. Treasury Fund") is a diversified fund. Each Fund maintains its own investment objective. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the "Advisor") as investment advisor.

2.    SIGNIFICANT ACCOUNTING POLICIES

      The financial statements have been prepared in conformity with United States of America generally accepted accounting principles ("GAAP"). The following is a summary of the more significant of such policies which were followed consistently during the period.

      VALUATION OF SECURITIES -- Securities are valued as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities are valued using a commercial pricing service at the latest quoted sales price or official closing price taken from the primary market in which each security trades. Securities traded in the over-the-counter market and listed securities for which there were no transactions are valued at the closing bid price. Debt securities (other than short-term instruments) are valued at current market value by a commercial pricing service, or by using the last sale or bid price. Short-term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Restricted securities, private placements, other illiquid securities and other securities for which market value quotations are not readily available are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Advisor, under the supervision of the Board of Directors, in accordance with pricing procedures approved by the Board of Directors. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors.

      Additionally, a Fund's investments will be valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security's primary exchange or market (for example, a foreign exchange or market) and the time the Fund's share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; ADRs, GDRs or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as WEBs and SPDRs; and alternative market quotes on the affected securities.

      As of March 31, 2005, the aggregate amount of fair valued securities as a percentage of net assets of the Funds was as follows:

Core Growth Fund                      1.32%
Global Science & Technology Fund      1.09%
Heritage Growth Fund                  0.62%
International Growth Fund                -
International Opportunities Fund      0.34%
Micro Cap Fund                        0.87%
Micro Cap Value Fund                  2.27%
Small Cap Growth Fund                 0.66%
Small Cap Value Fund                  4.61%
Ultra Growth Fund                     1.45%
U.S. Treasury Fund                       -

      FOREIGN CURRENCY TRANSLATIONS -- Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rate. Purchases and sales of investments and dividend income are translated into U.S. dollars using the current exchange rate prevailing on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions, including currency, political, economic, regulatory and market risks. The Funds do not hold foreign currency balances routinely. Foreign currencies may be held to the extent related open security purchases failed to settle timely.

      At March 31, 2005, the foreign currencies held by the Funds were as follows:

                                                       MARKET
                                                       VALUE
                                       COST OF           OF
                                      CURRENCY        CURRENCY
                                     -----------    ------------
GLOBAL SCIENCE & TECHNOLOGY FUND
  Singapore Dollar                   $     3,381    $      3,380
                                     -----------    ------------
HERITAGE GROWTH FUND
  Euro                               $     9,207    $      9,207
                                     -----------    ------------
INTERNATIONAL GROWTH FUND
  Canadian Dollar                    $(4,946,918)   $ (4,974,520)
  Euro                                    20,766          20,766
  Hong Kong Dollar                        57,635          57,635
  Japanese Yen                          (522,690)       (523,557)
  Singapore Dollar                        32,636          32,626
                                     -----------    ------------
                                     $(5,358,571)   $ (5,387,050)
                                     ===========    ============

(Continued next page.)

                                                        MARKET
                                       COST OF         VALUE OF
                                       CURRENCY        CURRENCY
                                     -----------      -----------
INTERNATIONAL OPPORTUNITIES FUND
  Canadian Dollar                    $   547,653      $   561,917
  Euro                                 3,468,311        3,401,553
  Japanese Yen                         1,293,918        1,268,276
  Taiwan Dollar                            2,251            2,205
  Great British Pound                  1,408,764        1,391,543
  Singapore Dollar                         2,489            2,488
                                     -----------      -----------
                                     $ 6,723,386      $ 6,627,982
                                     ===========      ===========
MICRO CAP FUND
  Canadian Dollar                    $  (348,364)     $  (348,364)
  Singapore Dollar                        73,069           73,047
                                     -----------      -----------
                                     $  (275,295)     $  (275,317)
                                     ===========      ===========
MICRO CAP VALUE FUND
  Canadian Dollar                    $   (16,976)     $   (16,975)
  Euro                                       (99)             (99)
  Taiwan Dollar                            1,528            1,488
                                     -----------      -----------
                                     $   (15,547)     $   (15,586)
                                     ===========      ===========

      INVESTMENT IN SECURITIES AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized using the interest method. To the extent dividends received from Real Estate Investment Trust securities include return of capital distributions, such distributions are recorded as a reduction in cost basis. Returns of capital in excess of cost basis, if any, are recorded as capital gains.

      SHORT SALES -- To a limited extent, the Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a fund shorts a security when also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. A fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

      OPTION TRANSACTIONS -- The Equity Funds may buy and sell put and call options, write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      REPURCHASE AGREEMENTS -- The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

      FEDERAL INCOME TAXES -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no provision for federal income or excise taxes has been made.

      EXPENSES -- The Funds contract for various services mostly on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

      USE OF MANAGEMENT ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

      GUARANTEES AND INDEMNIFICATIONS -- In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

      REDEMPTION FEES -- The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held two months or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

                                                      MARCH 31, 2005 (UNAUDITED)

3.    DISTRIBUTIONS

      Dividends from net investment income and net realized gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend-paid deduction (tax equalization).

      To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain
(loss) on investments.

4.    PURCHASES AND SALES OF SECURITIES

      Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities for the period ended March 31, 2005 are summarized below:

                               GLOBAL
                 CORE         SCIENCE &       HERITAGE     INTERNATIONAL   INTERNATIONAL
                GROWTH       TECHNOLOGY        GROWTH         GROWTH       OPPORTUNITIES
                 FUND           FUND            FUND           FUND           FUND(1)
            -------------   ------------    ------------   -------------   -------------
PURCHASES   $ 280,889,959   $ 25,472,885    $127,065,519   $  88,861,620   $  18,352,472
SALES        (360,650,539)   (30,773,666)    (29,302,101)    (35,677,424)              -

                MICRO        MICRO CAP       SMALL CAP       SMALL CAP        ULTRA
                 CAP           VALUE          GROWTH           VALUE          GROWTH
                FUND           FUND            FUND            FUND            FUND
            -------------   ------------    ------------   -------------   -------------
PURCHASES   $ 120,134,733   $ 41,102,209    $137,602,483   $ 183,212,144   $ 132,709,158
SALES        (186,456,008)   (45,582,242)    262,961,213)   (253,869,370)   (208,011,583)

(1)Inception date of the Fund was January 27, 2005.

      Purchases and sales of U.S. Government securities in the U.S. Treasury Fund were $16,204,294 and $(10,257,629), respectively.

5.    FEDERAL INCOME TAX INFORMATION

      As of March 31, 2005, the cost and unrealized appreciation (depreciation) of securities, excluding securities sold short, on a tax basis were as follows:

                                                        GLOBAL
                                           CORE        SCIENCE &      HERITAGE    INTERNATIONAL  INTERNATIONAL
                                          GROWTH      TECHNOLOGY       GROWTH        GROWTH      OPPORTUNITIES
                                           FUND          FUND           FUND          FUND            FUND
                                      --------------  -----------  -------------  -------------  -------------
Cost                                  $1,291,400,585  $65,907,826  $ 231,243,560  $ 237,976,667  $  20,694,312
                                      ==============  ===========  =============  =============  =============
Gross appreciation                    $  391,233,583  $10,396,968  $  18,667,893  $  62,233,518  $     619,641
Gross (depreciation)                     (47,034,695)  (8,067,701)    (9,388,698)    (9,605,646)      (963,308)
                                      --------------  -----------  -------------  -------------  -------------
Net appreciation (depreciation)       $  344,198,888  $ 2,329,267  $   9,279,195  $  52,627,872  $    (343,667)
                                      ==============  ===========  =============  =============  =============

                                          MICRO        MICRO CAP     SMALL CAP      SMALL CAP       ULTRA           U.S.
                                           CAP           VALUE        GROWTH          VALUE         GROWTH        TREASURY
                                          FUND           FUND          FUND           FUND           FUND           FUND
                                      --------------  -----------  -------------  -------------  -------------  -------------
Cost                                  $  432,109,051  $77,452,408  $ 960,860,908  $ 606,927,339  $ 339,446,946  $  48,513,383
                                      ==============  ===========  =============  =============  =============  =============
Gross appreciation                    $  139,081,337  $16,292,153  $ 377,914,988  $ 156,140,141  $  65,065,918  $   4,351,912
Gross (depreciation)                     (30,380,818)  (5,765,449)   (55,413,674)   (27,424,791)   (27,645,741)       (36,335)
                                      --------------  -----------  -------------  -------------  -------------  -------------
Net appreciation                      $  108,700,519  $10,526,704  $ 322,501,314  $ 128,715,350  $  37,420,177  $   4,315,577
                                      ==============  ===========  =============  =============  =============  =============

      The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain securities gains and losses.

      The components of accumulated earnings on a tax basis as of September 30, 2004 were as follows:

                                                        GLOBAL
                                           CORE        SCIENCE &     HERITAGE     INTERNATIONAL      MICRO
                                          GROWTH      TECHNOLOGY      GROWTH         GROWTH           CAP
                                           FUND          FUND          FUND           FUND            FUND
                                      --------------  -----------  -------------  -------------  -------------
Undistributed ordinary income         $    2,732,242  $         -  $      45,178  $           -  $   3,216,219
Undistributed capital gains               27,136,357            -              -        411,691     72,570,944
                                      --------------  -----------  -------------  -------------  -------------
Accumulated earnings                      29,868,599            -         45,178        411,691     75,787,163
Accumulated capital and other losses               -   (1,805,704)       (36,826)             -              -
Other undistributed ordinary losses                -       (1,649)        (3,455)        (1,006)             -
Net unrealized appreciation*             253,513,064   (3,994,883)       644,386     23,816,313    104,682,982
                                      --------------  -----------  -------------  -------------  -------------
Total accumulated earnings            $  283,381,663  $(5,802,236) $     649,283  $  24,226,998  $ 180,470,145
                                      ==============  ===========  =============  =============  =============

                                         MICRO CAP      SMALL CAP     SMALL CAP        ULTRA          U.S.
                                           VALUE         GROWTH         VALUE          GROWTH       TREASURY
                                           FUND           FUND          FUND            FUND          FUND
                                      --------------  ------------  -------------  -------------  -------------
Undistributed ordinary income         $    8,935,866  $          -  $  25,398,110  $           -  $   1,573,440
Undistributed capital gains                  947,139    26,343,219     78,329,221     10,889,272              -
                                      --------------  ------------  -------------  -------------  -------------
Accumulated earnings                       9,883,005    26,343,219    103,727,331     10,889,272      1,573,440
Accumulated capital and other losses               -             -              -              -     (6,930,353)
Other undistributed ordinary losses          (17,356)            -              -              -              -
Net unrealized appreciation*               8,820,163   243,490,226    127,012,620     32,592,883      4,706,057
                                      --------------  ------------  -------------  -------------  -------------
Total accumulated earnings            $   18,685,812  $269,833,445  $ 230,739,951  $  43,482,155   $   (650,856)
                                      ==============  ============  =============  =============  =============

(1)Inception date of the Fund was January 27, 2005.

*On investments, securities sold short, derivative and foreign currency denominated assets and liabilities.

                                                      MARCH 31, 2005 (UNAUDITED)

      Capital loss carryforwards are available through the date specified below to offset future realized net capital gains. To the extent allowable by law, future gains are offset by capital loss carryforwards and will not be distributed.

         SEPTEMBER 30                   2008          2009            2010          2011            2012
         ------------                   ----          ----            ----          ----            ----
GLOBAL SCIENCE & TECHNOLOGY FUND   $        -     $        -       $       -     $  546,501     $ 1,001,036
U.S. TREASURY FUND                  1,779,894      4,318,964         831,495              -               -

      As of September 30, 2005, the Global Science & Technology Fund and the Heritage Growth Fund had $258,168 and $36,826, respectively, of post-October capital losses, which are deferred until the tax year ended September 30, 2005. The International Growth Fund had $1,005 of post-October currency losses, which are deferred until the tax year ended September 30, 2005. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the following tax year.

The tax character of distributions paid during the period ended March 31, 2005 were as follows:

                                 GLOBAL
                     CORE      SCIENCE &   HERITAGE  INTERNATIONAL  INTERNATIONAL
                    GROWTH     TECHNOLOGY   GROWTH      GROWTH      OPPORTUNITIES
     2005            FUND         FUND       FUND        FUND           FUND(1)
     ----         -----------  ----------  --------  -------------  -------------
Ordinary income   $ 9,428,971  $        -  $ 45,181  $           -  $           -
Capital gain       50,650,388           -         -        411,692              -
                  -----------  ----------  --------  -------------  -------------
Total             $60,079,359  $        -  $ 45,181  $     411,692  $           -
                  ===========  ==========  ========  =============  =============

                     MICRO     MICRO CAP    SMALL CAP     SMALL CAP       ULTRA         U.S.
                      CAP        VALUE        GROWTH        VALUE        GROWTH      TREASURY
     2005            FUND        FUND          FUND         FUND          FUND          FUND
     ----         -----------  ----------  ------------  ------------  -----------  -----------
Ordinary income   $ 3,229,671  $8,935,853  $          -  $ 25,400,609  $ 4,512,885  $ 2,078,313
Capital gain       74,334,485     947,139    26,343,235    78,336,966   12,324,522            -
                  -----------  ----------  ------------  ------------  -----------  -----------
Total             $77,564,156  $9,882,992  $ 26,343,235  $103,737,575  $16,837,407   $2,078,313
                  ===========  ==========  ============  ============  ===========  ===========

The tax character of distributions paid during the year or period ended September 30, 2004 were as follows:

                                GLOBAL
                      CORE    SCIENCE &   HERITAGE  INTERNATIONAL     MICRO
                     GROWTH   TECHNOLOGY   GROWTH       GROWTH         CAP
     2004             FUND       FUND      FUND(2)       FUND         FUND
     ----           --------  ----------  --------  -------------  -----------
Ordinary income     $849,650  $        -  $      -  $           -  $ 2,759,023
Capital gain               -           -         -              -   40,853,142
                    --------  ----------  --------  -------------  -----------
Total               $849,650  $        -  $      -  $           -  $43,612,165
                    ========  ==========  ========  =============  ===========

                   MICRO CAP  SMALL CAP   SMALL CAP    ULTRA         U.S.
                     VALUE      GROWTH      VALUE      GROWTH      TREASURY
     2004            FUND        FUND       FUND        FUND         FUND
     ----          ---------  ----------  ---------  -----------  ----------
Ordinary income    $  59,072  $        -  $       -  $   103,222  $3,207,497
Capital gain               -   5,914,707    221,337    5,343,850           -
                   ---------  ----------  ---------  -----------  ----------
Total              $  59,072  $5,914,707  $ 221,337  $ 5,447,072  $3,207,497
                   =========  ==========  =========  ===========  ==========

(1) Inception date of the Fund was January 27, 2005.

(2) Inception date of the Fund was June 18, 2004.

      The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

6.    RELATED PARTY TRANSACTIONS

      INVESTMENT ADVISORY FEES -- As the Fund's investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse a Fund should a Fund's operating expenses exceed a specified annual limitation through at least January 31, 2007. Investment advisory fees and fees waived, if any, for the period ended March 31, 2005 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

                              GLOBAL
                     CORE   SCIENCE &   HERITAGE  INTERNATIONAL  INTERNATIONAL
                    GROWTH  TECHNOLOGY   GROWTH      GROWTH      OPPORTUNITIES
                     FUND      FUND       FUND        FUND           FUND
                    ------  ----------  --------  -------------  -------------
Advisory Fee         1.00%     1.50%      0.70%       1.50%          2.00%
Expense Limitation   1.50%     1.95%      0.95%       1.95%          2.25%

                     MICRO   MICRO CAP  SMALL CAP  SMALL CAP   ULTRA    U.S.
                      CAP     VALUE      GROWTH      VALUE    GROWTH  TREASURY
                     FUND     FUND        FUND       FUND      FUND     FUND
                    ------  ----------  ---------  ---------  ------  --------
Advisory Fee         2.00%    2.00%       1.00%      1.50%     1.25%    0.50%
Expense Limitation   2.50%    2.25%       1.50%      1.95%     1.75%    0.75%

      FUND ADMINISTRATION FEES -- As the Funds' Administrator, the Advisor provides or arranges certain fund administration services to the Funds and receives a monthly fee at the annual rate of .0425% of the first $3.3 billion of the Funds' total average daily net assets and then a decreasing rate for average daily net assets above that level. Fund administration fees for the period ended March 31, 2005 are disclosed in the Statements of Operations.

      ORGANIZATIONAL COSTS -- A newly formed Fund can incur organizational costs that may include such expenses as state registration fees, legal and printing. The Advisor typically pays these costs and is reimbursed by the Fund later. As of March 31, 2005, the International Opportunities Fund's Statement of Assets and Liabilities reflects a payable to the Advisor for organizational costs of $46,019.

      PAYMENTS BY AFFILIATE -- The Advisor reimbursed the Wasatch International Growth Fund during the period for realized losses resulting from a currency trading error. The amount of the reimbursement was $130,391 or $0.076 per share based upon the shares outstanding as of March 31, 2005. The currency trading error resulted in a net foreign currency overdraft of $5,387,050 at March
31, 2005.

      The Funds are aware that trades have occurred in the past which may have been in violation of the Funds' cross-trading policies, and relevant trading records are being reviewed to assess the impact, if any, of such trades on the Funds. The Advisor will take appropriate steps to address the matter and has enhanced its cross trading procedures.

                                                      MARCH 31, 2005 (UNAUDITED)

7.    TRANSACTIONS WITH AFFILIATES

      The following Funds conducted transactions during the six months ended March 31, 2005 with "affiliated companies" as defined by the Investment Company Act of 1940:

                                                                                                                     AMOUNT OF
                                                                                                                       GAIN
                                                                                                    AMOUNT OF         (LOSS)
                                                                                                    DIVIDENDS       REALIZED ON
                                                                                                   CREDITED TO        SALE OF
                                                            SHARE  ACTIVITY                         INCOME FOR         SHARES
                                       ------------------------------------------------------          THE            FOR THE
                                        BALANCE                                      BALANCE        SIX MONTHS      SIX MONTHS
                                        9/30/04      PURCHASES         SALES         3/31/05      ENDED 3/31/05    ENDED 3/31/05
                                       ---------     ---------       ---------      ---------     -------------    -------------
CORE GROWTH FUND

Bimini Mortgage Management, Inc.,
 Class A                               1,251,075            -          489,450        761,625*    $   1,122,569    $     (39,955)
WCA Waste Corp.                          432,000      318,225                -        750,225*                -
                                                                                                  -------------    -------------
                                                                                                  $   1,122,569    $     (39,955)

MICRO CAP FUND

Advanced Power Technology, Inc.          654,250       91,200                -        745,450     $           -    $           -
Allen - Vanguard Corp.                 1,243,575            -           94,175      1,149,400*                -          135,676
Covalent Group, Inc.                     948,500            -          948,500              -*                -         (181,195)
Encision, Inc.                           375,125            -                -        375,125                 -                -
Enpath Medical, Inc.                     310,200      126,625                -        436,825                 -                -
inTEST Corp.                             509,075       19,475                -        528,550                 -                -
IRIDEX Corp.                             551,300      104,275            5,000        650,575                 -           14,747
PSi Technologies Holdings, Inc. ADR    1,001,445            -           47,225        954,220                 -          772,959)
U.S. Physical Therapy, Inc.              492,012      160,850                -        652,862                 -                -
                                                                                                  -------------    -------------
                                                                                                  $           -    $    (803,731)

MICRO CAP VALUE FUND

Security Business Bank of San Diego       53,000            -            3,200         49,800*    $           -    $      17,868
Steakhouse Partners, Inc.                250,000            -                -        250,000                 -                -
                                                                                                  -------------    -------------
                                                                                                  $           -    $      17,868

SMALL CAP GROWTH FUND

AmSurg Corp.                           1,535,263            -                -      1,535,263     $           -    $           -

SMALL CAP VALUE FUND

Falcon Financial Investment Trust      1,011,725            -        1,011,725              -*    $      60,721    $    (659,303)
Supertex, Inc.                           672,225            -          177,825        494,400*                -          317,925
Transport Corporation of America, Inc.   315,642       76,800                -        392,442                 -                -
USA Truck, Inc.                          472,250            -           68,575        403,675*                -          990,566
Whitehall Jewellers, Inc.                845,568            -          123,925        721,643                 -         (671,587)
                                                                                                  -------------    -------------
                                                                                                  $      60,721    $     (22,399)

(*)No longer affiliated as of March 31, 2005.

ADR American Depositary Receipt

8.    RESTRICTED SECURITIES

      The Funds may own investments that were purchased through private placement transactions or under Rule 144A under the Securities Act of 1933 (the "Securities Act") and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Advisor, under the supervision of the Board of Directors, in accordance with pricing procedures approved by the Board of Directors. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At March 31, 2005, the Funds held the following restricted securities:

                                          SECURITY         ACQUISITION       ACQUISITION           FAIR            VALUE AS %
                                            TYPE               DATE              COST              VALUE         OF NET ASSETS
                                      ---------------   ------------------   -----------        -----------      -------------
CORE GROWTH FUND

Brantley Mezzanine Finance, LLC         Common Units         9/21/04         $    60,000        $    60,000             -
Brantley Mezzanine Finance,
 LLC, 10.00%, 9/21/09                  Corporate Bond        9/21/04           2,940,000          2,944,985          0.18%
Fieldstone Investment Corp.             Common Stock         11/10/03          8,254,500          7,830,549          0.48%
Provident Senior Living Trust           Common Stock    7/26/04 - 12/21/04    10,189,391         10,785,374          0.66%
                                                                             -----------        -----------          ----
                                                                             $21,443,891        $21,620,908          1.32%

GLOBAL SCIENCE & TECHNOLOGY FUND

Acusphere, Inc.                           Warrants      7/29/04 - 10/20/04   $         -        $         -             -
Kintera, Inc. PIPE                      Common Stock         7/12/04             840,800            534,749          0.78%
Montagu Newhall Global Partners
 II-B, L.P.                             LP Interest     10/10/03 - 3/10/04        47,144             35,654          0.05%
Point Biomedical Corp.                    Warrants           2/16/05                   -                  -             -
Point Biomedical Corp., Series F      Preferred Stock        2/16/05             150,000            150,000          0.22%
SiRF Technology Holdings, Inc.            Warrants           1/11/02                   -             19,922          0.03%
Xtera Communications, Inc., Series
 A-1                                  Preferred Stock         9/3/03               7,076              7,076          0.01%
                                                                             -----------        -----------          ----
                                                                             $ 1,045,020        $   747,401          1.09%

HERITAGE GROWTH FUND

Provident Senior Living Trust           Common Stock    7/26/04 - 12/21/04   $ 1,400,228        $ 1,486,608          0.62%

MICRO CAP FUND

DrugMax, Inc.                             Warrants           12/1/04         $         -        $         -             -
DrugMax, Inc. PIPE,                     Convertible
 Series A                             Preferred Stock        12/1/04           3,200,000          2,960,919          0.55%
Kintera, Inc. PIPE                      Common Stock         7/12/04           1,152,400            732,926          0.14%
Point Biomedical Corp.                    Warrants           2/16/05                   -                  -             -
Point Biomedical Corp., Series F      Preferred Stock        2/16/05           1,000,000          1,000,000          0.18%
                                                                             -----------        -----------          ----
                                                                             $ 5,352,400        $ 4,693,845          0.87%

MICRO CAP VALUE FUND

ACE Security Laminates Corp.              Warrants           11/23/04        $         -        $         -             -
Acusphere, Inc.                           Warrants      7/29/04 - 10/20/04             -                  -             -
CorVu Corp.                               Warrants           11/17/03                  -                  -             -
DrugMax, Inc.                             Warrants           12/1/04                   -                  -             -
DrugMax, Inc. PIPE,                     Convertible
 Series A                             Preferred Stock        12/1/04             800,000            740,230          0.83%
Medical Properties Trust, Inc.          Common Stock         3/31/04             362,500            371,563          0.42%
Point Biomedical Corp.                    Warrants           2/16/05                   -                  -             -
Point Biomedical Corp., Series F      Preferred Stock        2/16/05             200,000            200,000          0.23%
Saxon Energy Services, Inc.               Warrants           12/22/04                  -             68,612          0.08%
Saxon Energy Services, Inc. PIPE        Common Stock         12/22/04            403,429            627,309          0.71%
WPCS International, Inc.                  Warrants           11/16/04                  -                  -             -
                                                                             -----------        -----------          ----
                                                                             $ 1,765,929        $ 2,007,714          2.27%

                                                      MARCH 31, 2005 (UNAUDITED)

                                         SECURITY          ACQUISITION       ACQUISITION           FAIR            VALUE AS %
                                           TYPE                DATE              COST              VALUE         OF NET ASSETS
                                      ---------------   ------------------   -----------        -----------      -------------
SMALL CAP GROWTH FUND

Elder Health, Inc., Series G          Preferred Stock        11/1/04         $   571,428        $   571,428          0.04%
Kintera, Inc. PIPE                      Common Stock         7/12/04           6,043,600          3,843,730          0.30%
Montagu Newhall Global Partners
 II-B, L.P.                             LP Interest     10/10/03 - 3/10/04       471,435            356,544          0.03%
Point Biomedical Corp.                    Warrants           2/16/05                   -                  -             -
Point Biomedical Corp., Series F      Preferred Stock        2/16/05           2,000,000          2,000,000          0.16%
SiRF Technology Holdings, Inc.            Warrants           1/11/02                   -            187,555          0.01%
Zonare Medical Systems, Inc.              Warrants           6/30/04                   -                  -             -
Zonare Medical Systems, Inc.,
 Series E                             Preferred Stock        6/30/04           1,500,000          1,500,000          0.12%
                                                                             -----------        -----------          ----
                                                                             $10,586,463        $ 8,459,257          0.66%

SMALL CAP VALUE FUND

Brantley Mezzanine Finance, LLC         Common Units         9/21/04         $    40,000        $    40,000          0.01%
Brantley Mezzanine Finance,
 LLC, 10.00%, 9/21/09                  Corporate Bond        9/21/04           1,960,000          1,963,323          0.27%
Crystal River Capital, Inc.             Common Stock          3/9/05           7,500,000          7,500,000          1.02%
JER Investors Trust, Inc.               Common Stock    5/27/04 - 12/9/04      6,033,919          6,030,375          0.82%
KKR Financial Corp.                     Common Stock          8/5/04           3,600,000          3,780,000          0.51%
Medical Properties Trust, Inc.          Common Stock         3/31/04           3,255,000          3,336,375          0.45%
Provident Senior Living Trust           Common Stock    7/26/04 - 12/21/04    10,550,756         11,271,893          1.53%
                                                                             -----------        -----------          ----
                                                                             $32,939,675        $33,921,966          4.61%

ULTRA GROWTH FUND

Elder Health, Inc., Series G          Preferred Stock        11/1/04         $   571,428        $   571,428          0.15%
IQ4HIRE, Inc.                         Preferred Stock         9/7/00             110,000                440             -
Kintera, Inc. PIPE                      Common Stock         7/12/04             820,200            521,647          0.14%
Montagu Newhall Global Partners
 II-B, L.P.                             LP Interest     10/10/03 - 3/10/04       424,292            320,889          0.08%
NXStage Medical, Inc., Series F       Preferred Stock        8/18/04           1,500,000          1,500,000          0.39%
Point Biomedical Corp.                    Warrants           2/16/05                   -                  -             -
Point Biomedical Corp., Series F      Preferred Stock        2/16/05           1,500,000          1,500,000          0.39%
SiRF Technology Holdings, Inc.            Warrants           1/11/02                   -             57,784          0.01%
Xtera Communications, Inc., Series
 A-1                                  Preferred Stock         9/3/03              99,065             99,064          0.03%
Zonare Medical Systems, Inc.              Warrants           6/30/04                   -                  -             -
Zonare Medical Systems, Inc.,
 Series E                             Preferred Stock        6/30/04           1,000,000            999,999          0.26%
                                                                             -----------        -----------          ----
                                                                             $ 6,024,985        $ 5,571,251          1.45%

PIPE Private Investment in a Public Equity

LP Limited Partnership Interest

9.    PURCHASE COMMITMENTS

      In September 2003, the Global Science & Technology, Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Montagu Newhall Global Partners II-B, L.P. The remaining commitment amounts at March 31, 2005 were $450,000, $4,500,000 and $4,050,000, respectively. Securities held by the Funds have been designated to meet these purchase commitments.

      In November 2004, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire shares of Elder Health, Inc., Series G Pfd. The remaining commitment amounts at March 31, 2005 were $428,572 per Fund. Securities held by the Funds have been designated to meet these purchase commitments.

WASATCH FUNDS -- DIRECTORS AND OFFICERS               MARCH 31, 2005 (UNAUDITED)

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                          TERM OF                                   IN COMPLEX
                          POSITION(S)   OFFICE AND                                   OVERSEEN
        NAME, ADDRESS     HELD WITH     LENGTH OF      PRINCIPAL OCCUPATION(S)          BY      OTHER DIRECTORSHIPS
           AND AGE           FUND      TIME SERVED      DURING PAST 5 YEARS          DIRECTOR     HELD BY DIRECTOR
------------------------  -----------  ------------  -----------------------------  ----------  ---------------------
INDEPENDENT DIRECTORS:

 D. JAMES CROFT, PH.D.    Director     Indefinite    Consultant since 2004 and          11      None
 12030 Sunrise Valley                  Served as     Founder & Executive Director,
 Drive                                 Director      Mortgage Asset Research
 Suite 200                             since 2005    Institute from 1990 to 2004.
 Reston, VA 20191
 Age: 63

 JAMES U. JENSEN, J.D.,   Director     Indefinite    Co-founder and Chairman of         11      Private companies and
 MBA                      and          Served as     the Board of Rapidmapper,                  foundations only
 44 North Wolcott         Chairman of  Chairman of   Inc. (a company pursuing
 Salt Lake City,          the Board    the Board     computer and measurement
 UT 84103                              since 2004    technology and products)
 Age: 59                               and Director  since 2004; Consultant
                                       since 1986    on corporate growth and
                                                     technology transfer since
                                                     2004; Vice President,
                                                     Corporate Development, Legal
                                                     Affairs and General Counsel
                                                     and Secretary, NPS
                                                     Pharmaceuticals, Inc. 1991 -
                                                     2004.

 WILLIAM R. SWINYARD,     Director     Indefinite    Professor of Business              11      None
 PH.D.                    and          Served as     Management and Holder of the
 Marriott School of       Chairman     Chairman      Fred G. Meyer Chair of
 Management               of the       of the Audit  Marketing, Brigham Young
 624 Tanner Building      Audit        Committee     University since 1978.
 Brigham Young            Committee    since 2004
 University                            and Director
 Provo, UT 84602                       since 1986
 Age: 64

INTERESTED DIRECTOR:

 SAMUEL S. STEWART,       President    Indefinite    Chairman of the Board for          11      None
 JR., PH.D., CFA*         and          Served as     Wasatch Advisors, Inc. (the
 150 Social Hall Avenue   Director     President     "Advisor") since 1975;
 4th Floor                             and Director  Director of Research from
 Salt Lake City, UT                    since 1986    1975 - 2004; Chairman of the
 84111                                               Board for the Funds from 1986
 Age: 62                                             - 2004; Professor of Finance
                                                     at the University of Utah
                                                     from 1975 - 2000.

OFFICERS:

 JEFF S. CARDON, CFA      Vice         Indefinite    President and Treasurer of        N/A      N/A
 150 Social Hall Avenue   President    Served as     the Advisor since 1999;
 4th Floor                             Vice          Director Emeritus of the
 Salt Lake City, UT                    President     Funds since November
 84111                                 since 1986    2004; Director of the Funds
 Age: 47                                             from 1986 to 2004: Director of
                                                     the Advisor since 1985;
                                                     Security Analyst for the
                                                     Advisor since 1980.

 VENICE F. EDWARDS, CFA   Vice         Indefinite    Chief Compliance Officer for      N/A      N/A
 150 Social Hall Avenue   President    Served as     the Advisor since 2004;
 4th Floor                and          Treasurer     Director of Compliance for
 Salt Lake City, UT       Treasurer    since 1996    the Advisor from 1995 - 2004
 84111                                 and Vice      and Secretary of the Advisor
 Age: 54                               President     since 1999; Portfolio Manager
                                       since         for the Advisor from 1983 -
                                       September     1995.
                                       2004

 ANGELA M. PALMER         Chief        Indefinite    Chief Compliance Officer for      N/A      N/A
 150 Social Hall Avenue   Compliance   Served as     the Funds since 2004;
 4th Floor                Officer/     Chief         Director of Compliance for
 Salt Lake City, UT       Secretary/   Compliance    the Advisor since 2004 and
 84111                    Assistant    Officer/      Vice President of the Advisor
 Age: 33                  Treasurer    Secretary/    since November 2004; Senior
                                       Assistant     Compliance Administrator for
                                       Treasurer     the Advisor from 2003 - 2004;
                                       since         Administration Services
                                       September     Manager at UMB Fund Services,
                                       2004          Inc. ("UMB") from 1999 -
                                                     2003; Senior Financial
                                                     Analyst at UMB from 1998-
                                                     1999.

---------------
* Mr. Stewart is an Interested Director because he serves as director and officer of the Advisor.

      Additional information about the Funds' directors is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

WASATCH FUNDS -- SUPPLEMENTAL INFORMATION             MARCH 31, 2005 (UNAUDITED)

PROXY VOTING POLICIES, PROCEDURES AND RECORD

   A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds' portfolio securities is set forth in the Funds' Statement of Additional Information which is available without charge, upon request, on the Funds' web site at www.wasatchfunds.com or by calling
800.551.1700 and on the Securities and Exchange Commission's (SEC) web site at www.sec.gov.

   Wasatch Funds' proxy voting record is available on the Funds' web site at www.wasatchfunds.com and the SEC's web site at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

   The Funds file their complete schedules of investments with the SEC for their first and third fiscal quarters of each fiscal year, commencing with the quarter ended December 31, 2004, on Form N-Q. The Funds' Form N-Q is available on the SEC's web site at www.sec.gov, and may be viewed at the SEC's Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

BOARD DELIBERATIONS REGARDING APPROVAL OF ADVISORY CONTRACTS

GENERAL BACKGROUND

   Wasatch Advisors, Inc. (the "Advisor") has entered into an Advisory and Service Contract (the "Advisory Contract") with each Fund. Under the Advisory Contract, the Advisor is responsible for managing the investment and reinvestment of the assets of each Fund in accordance with its investment objective, policies and limitations, and to administer each Fund to the extent requested by and subject to the supervision of the Board of Directors of Wasatch Funds, Inc. (the "Company").

   Hoisington Investment Management Company ("Hoisington") is the sub-advisor to the Wasatch-Hoisington U.S. Treasury Fund (the "U.S. Treasury Fund"). Pursuant to a Sub-Advisory Agreement entered into between the Advisor and Hoisington (the "Sub-Advisory Agreement"), Hoisington directs the investment and reinvestment of the assets of the U.S. Treasury Fund, including the placement of purchase and sale orders on behalf of such Fund. (Unless the context otherwise requires, the "Advisory Contract" and the "Sub-Advisory Agreement" are collectively referred to as the "Advisory Contracts.")

   Detailed information on the Advisory Contracts, including the level of fees payable thereunder and the extent to which the Advisor has contractually limited Fund expenses through January 31, 2007, is set forth in footnote number six to the Funds' Financial Statements for the period ended March 31, 2005 and in the Prospectus and Statement of Additional Information for the Funds dated January 31, 2005.

APPROVAL PROCESS

   The Board of Directors of the Company unanimously approved the Advisory Contracts at an "in person" meeting held March 30, 2005 (the "Meeting").

   The Directors are legally required to review and reapprove the Advisory Contracts once a year and they consider a wide variety of materials and information throughout each year about each Fund, including, for example, the Fund's investment performance, adherence to stated investment objectives and strategies, assets under management, expenses, sales and redemptions, regulatory compliance and management. The Directors periodically meet with the Advisor's portfolio managers, and review and evaluate their professional experience, credentials and qualifications. This information supplements the materials the Board received in preparation for the Meeting described below.

   To support its deliberations at the Meeting, the "disinterested" (i.e., independent) Directors, requested and received from the Advisor relevant information that the Directors used:

1. To evaluate the quality of investment advice, including:

   - An analysis of the performance of each Fund relative to its stated objectives;

   - A comparison of each Fund's performance to relevant market indexes and to similar funds;

   - A determination of the quality of the Advisor's and Hoisington's investment personnel.

2. To compare the advisory fees paid by the Funds to the fees paid by other comparable mutual funds to their advisors; to compare the advisory fees paid to the Advisor by other types of clients; and to compare the sub-advisory fees paid by the Advisor to Hoisington with fees that Hoisington assesses to other types of clients.

3. To evaluate the advisory fees in light of additional services provided by the Advisor (over "pure" investment advisory services), and Fund related expenses borne by the Advisor.

4. To compare total Fund expenses as a percentage of Fund assets to the expense ratios of similar funds, and the extent, if any, to which the Advisor agreed to limit expenses.

5. To investigate whether economies of scale exist for an individual Fund and for the Funds collectively, and if so, whether and to what extent they are or should be reflected in the advisory fees paid by the Funds.

6. To consider the profits of the Advisor from managing the Funds.

7. To consider other sources of revenue to the Advisor from its relationship to the Funds and other "fall out" or other benefits it may receive. These include "soft dollar" benefits such as research services as a result of brokerage generated by the Funds and the extent to which the Funds have shared in these benefits.

8. To consider the manner in which Fund portfolio transactions are effected, including portfolio turnover and commission rates (including soft dollars).

9. To consider whether the Advisor and Hoisington have any material regulatory/compliance problems (such as with the SEC, NASD, or IRS), and the results of any regulatory

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  inspections, especially those that might affect the Fund or its shareholders.
  This included information on the number and types of complaints that the Advisor has received from shareholders or others in connection with the sale of securities or the management or operation of the Funds.

      Directors noted that information on certain of such topics was supplied at previous meetings. At a telephonic meeting held on March 21, 2005, the independent Directors with Fund counsel and a representative of the Advisor discussed the materials provided, outstanding issues or other concerns and the independent Directors requested, and later received, certain additional materials in preparation for the Meeting.

      At the Meeting, the independent Directors discussed issues pertaining to the proposed reapproval of the Advisory Contracts with representatives of the Advisor and with Fund counsel. After reviewing the written materials and the discussions with the Advisor, the independent Directors met privately to evaluate the Advisory Contracts. In reaching their determinations relating to the re-approval of the Advisory Contracts, in respect of each Fund, the Directors considered all factors they believed relevant. As outlined in more detail below, the Directors considered, among other things, the following factors: (a) the nature, extent and quality of the services to be provided by the investment advisor; (b) the investment performance of the Fund; (c) the costs of the services to be provided and profits to be realized by the advisor and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale may be realized as the Funds grow; and (e) whether fee levels reflect any such economies of scale.

1. THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR AND HOISINGTON.

      The Directors considered the types of services provided under the Advisory Contracts, and considered narrative and statistical information regarding the Fund's performance record. This information included a comparison of such performance to the performance of unaffiliated comparable funds and recognized benchmarks. The Directors further considered the capabilities, personnel and other resources of the Advisor and Hoisington. In considering services, the Directors reviewed the organizational structure of the Advisor and the responsibilities of the various departments, including the Advisor's research department and its research personnel. The Directors reviewed the Advisor's approach to research and its application to the Advisor's investment decisions. With respect to Hoisington, the Directors reviewed, among other things, information regarding Hoisington's organization, including its management services, investment strategies, and the experience of the portfolio manager of the U.S. Treasury Fund.

      In addition to advisory services, the Directors considered the quality of any administrative or non-advisory services provided. With respect to the Advisor, the Directors noted that the Advisor administers the affairs of the Company and each Fund to the extent requested by and subject to the supervision of the Company's Board of Directors. The Directors noted that the Advisor provides the Company and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Company on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Company and the Funds. In providing such services, the Directors noted the Advisor's role in coordinating the activities of these other service providers. The Directors noted that the current Advisory Contract calls for the Advisor to pay all of the compensation of the officers of the Company and further noted that all officers are employees of the Advisor. The Directors further noted that the Advisory Contract calls for the Advisor to pay for the Company's office space and facilities. With respect to Hoisington, the Directors noted that the Sub-Advisory Agreement with Hoisington was a "pure" advisory agreement, and Hoisington was not expected to supply other significant services to the Company or the U.S. Treasury Fund.

      In evaluating the services, the Directors also considered the Advisor's and Hoisington's relevant policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance programs. The Directors noted, for example, that the Advisor and Hoisington have recently enhanced their compliance programs in light of the new regulatory requirements. The Directors also considered the Advisor's capabilities to monitor the sub-advisor's performance as well as compliance policies and procedures. Based on their review, the Directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Company and to each of the Funds under the Advisory Contracts.

2. THE INVESTMENT PERFORMANCE OF THE FUNDS, THE ADVISOR AND HOISINGTON.

      In connection with every in-person quarterly Board of Directors meeting, the Directors receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-, five- and 10-year periods, or since inception. Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups compiled by an independent third party.

      In connection with the March, 2005 contract renewal process, Directors also reviewed information on the performance and expenses of the Funds as compared to unaffiliated comparable funds prepared by an independent third party.

      In evaluating each Fund's investment performance, the Directors evaluated the degree to which each Fund is managed in accordance with its stated objectives. Based upon their review, the Directors believe that the Advisor endeavors to manage each Fund in a manner that is consistent with its stated objective and style. Similarly, the Directors believe Hoisington attempts to manage the U.S. Treasury Fund in a manner consistent with its stated investment objective

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                                                      MARCH 31, 2005 (UNAUDITED)

and style. The Directors also understand that market conditions and specific investment decisions may adversely affect a Fund's investment performance in absolute and relative terms over various periods of time, and therefore the analysis of each Fund's performance included an analysis over various periods of time. In evaluating a Fund's performance, the Directors gave greater weight to long-term rather than short-term performance.

      The Directors considered the Fund's ranking against other funds with similar investment objectives compiled by an independent third party for the periods applicable to the respective Fund's existence. The Directors gave greater weight to the respective Fund's ranking over longer periods of time. Considering all of the information described herein, the Directors concluded that they were satisfied with the performance, over time, of the Funds, except as noted below.

      The International Growth Fund: With respect to the International Growth Fund, the Directors concluded that, although such Fund's relative investment performance since inception (June 28, 2002) had compared unfavorably to comparable funds and indexes, the Directors retained confidence in the Advisor's capabilities to manage the Fund.

      The International Opportunities Fund: With respect to the International Opportunities Fund, the Directors concluded that since the Fund did not commence business until January 27, 2005, no meaningful investment performance information was available in March, 2005.

      In addition, in reviewing the rankings of the Ultra Growth Fund to its peer group over time, the Directors noted that the Fund's prospectus states that "in seeking to achieve the Fund's investment objective the Advisor may take larger positions in a few companies that the Advisor believes have outstanding investment potential." Accordingly, the Directors recognized that this approach can lead to greater volatility which can affect relative investment performance. Based upon their review, however, the Directors concluded that the Fund's investment performance over time has been satisfactory.

3. THE COSTS OF SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISOR AND HOISINGTON FROM THEIR RELATIONSHIP WITH THE FUNDS.

MANAGEMENT FEES AND OTHER EXPENSES

      In evaluating the management fees and expenses, the Directors considered each Fund's management fees, the sub-advisory fee arrangement with respect to the U.S. Treasury Fund and each Fund's expected expense ratios in absolute terms as well as compared with the fees and expenses of funds with similar objectives. In reviewing fees, the Directors considered the expense limitation agreement of the Advisor. The Directors also reviewed and considered certain financial information of the Advisor and Hoisington as well as the fees the respective advisor assessed for other clients. In addition to the expense information received during the year, in preparation for the meetings on March 21 and March 30, 2005, the Directors requested and evaluated a report prepared by an independent third party containing comparisons of each Fund's investment advisory fees (both before and after fee waivers, if any), administrative, transfer agency, custodial, fund accounting, non-management, Rule 12b-1 and total expenses, with industry peers independently selected by such third party as well as a sub-set thereof (the "Peer Group").

      In their review of this "Peer Group" report, Directors noted that the funds included in the Peer Group had various service and expense structures. For example, some had Rule 12b - 1 Plan expenses, which the Funds do not have. The Funds pay separate administrative and Fund accounting fees while other funds in the Peer Group do not pay such fees.

      Based upon the information provided, the Directors noted that several of the Funds have advisory fees and/or total expense ratios below or near the median including the Core Growth, Heritage Growth, U.S. Treasury and Small Cap Growth Funds. The remaining Funds have advisory fees and total expense ratios higher than the median, including the International Opportunities, Micro Cap and Micro Cap Value Funds which the Directors noted have advisory fees and total expense ratios that are higher than those paid by most mutual funds.

      In considering the Funds with higher than median advisory fees, the Directors noted such Funds generally have had superior long-term performance or do not have a reasonably long-term track record. The Directors recognize that the Advisor has committed to providing each Fund with high quality investment advice, and has also agreed to explore with the Board ways in which Fund expense ratios can be maintained in line with risk adjusted performance over time. The Directors further concluded that the advisory fees and expense ratios of the Funds are not unreasonable.

FEES CHARGED TO OTHER ADVISORY CLIENTS OF THE ADVISOR

      The Directors received and evaluated information on the level of advisory fees charged by the Advisor for non-mutual fund institutional clients and for "high net worth" separate accounts. The advisory fees charged by the Advisor to such institutional clients and separate accounts are lower than those charged the comparable Funds. The Advisor has stated, however, that in many cases the Funds have greater flexibility to invest in foreign and restricted private securities than comparable private accounts. The Directors noted that many additional services are provided (and costs are incurred) by the Advisor in managing the Funds compared to its private accounts. For example, the Advisor provides the Company (and each Fund) with office facilities, Fund officers and various administrative, compliance and other services and assumes the attendant costs and exposure to liability. The Advisor also coordinates the provision of services to the Company and the Funds by non-affiliated service providers (administrators, custodians, accountants, auditors, attorneys and others) and coordinates all board and committee functions, regulatory filings and all other aspects of the Funds' operations. These services are generally

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not provided to private, non-Fund clients. The Directors have observed that the nature and extent of these ancillary duties and responsibilities have increased significantly recently (with the passage of the Sarbanes-Oxley Act of 2002, the USA PATRIOT Act, and similar legislation, and numerous related new SEC regulations). In general, the Directors believe that the nature and number of services provided to the Company and the Funds merit higher fees than those paid by private, non - Fund clients. With respect to Hoisington, the Directors also reviewed the fee schedule Hoisington assesses its other clients which reflected that the sub-advisory fee is relatively low in comparison.

PROFITABILITY TO THE ADVISOR AND HOISINGTON

      At the request of the Directors, the Advisor provided information concerning profitability of the Advisor's activities for the year ended December 31, 2004. The information considered by the Directors included operating profit margin information for the Advisor's mutual fund business as a whole, as well as its profitability data for each Fund. The Directors reviewed with representatives of the Advisor assumptions and methods of allocation used by it in preparing Fund-specific profitability data. The Advisor stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple advisory products served by an organization such as the Advisor where each of the advisory products draws on, and benefits from, the research and other resources of the organization. The Advisor noted that the Advisor is privately held, and is taxed as a Subchapter S corporation; thus certain expenses had to be "attributed" and/or estimated.

      The Directors recognized that it is difficult to make comparisons of profitability from mutual fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the advisor's capital structure and cost of capital. In considering profitability information, the Directors considered the effect of fall-out benefits on the Advisor's expenses. The Directors focused on profitability of the Advisor's relationships with the Funds before taxes and marketing (including "supermarket" fees) expenses. The Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Advisor's level of profitability from its relationship with each Fund was not excessive.

      The Directors requested information concerning the profitability of Hoisington in providing sub-advisory services to the U.S. Treasury Fund. The Directors were advised by Hoisington that the fees which it receives for sub-advisory services to the U.S. Treasury Fund represent only a very small percentage of its total revenues, and that it could not provide a meaningful estimate of its profitability in providing sub-advisory services to the U.S. Treasury Fund. The Directors were advised that there were no other relationships between the Advisor and Hoisington other than such sub-advisory relationship, and further that the Sub-Advisory Agreement between the Advisor and Hoisington was negotiated on an "arm's length" basis. The Directors were also supplied information indicating that the fee charged by Hoisington in connection with serving as the sub-advisor to the U.S. Treasury Fund is relatively low, compared to its other clients.

"FALL-OUT" BENEFITS

      The Directors considered that the Advisor benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Funds' purchases and sales of securities. The Directors received and reviewed information concerning the Advisor's soft dollar arrangements, which included a description of the Advisor's policies with respect to allocating Fund brokerage for brokerage and research services, Fund-by-Fund data on the percentage of soft dollar commissions, and other information on soft dollars, including a list of firms providing third-party research to the Advisor and information on such services. The Directors recognized that the Advisor's profitability would be somewhat lower if it did not receive research services for soft dollars. In considering other fallout benefits, the Directors reviewed compensation the Advisor received pursuant to its administration agreement with the Funds.

4. & 5. THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUNDS GROW, AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE.

      The Directors noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Directors recognized that breakpoints may be one way for the benefits of any economies of scale to be shared with investors. The Directors noted that most of the Funds invest in small and micro cap securities, and that traditionally, the Advisor has periodically closed certain equity Funds to control asset levels. For example, as of March 30, 2005, seven of the 11 Funds were closed to both new investors and existing Fund shareholders. The Directors also are aware of the position of the Advisor that it closes Funds at lower levels of assets under management than many funds investing in small and micro cap securities.

      The Directors recognized the position taken by the Advisor that, to the extent economies of scale exist, current levels of advisory fees reflect such economies of scale in light of the limited profit potential due to maintaining limited asset sizes as well as the costs associated with its research-personnel intensive process. The Directors also are cognizant of the Advisor's position that its advisory fees provide it with the incentive to continue to close Funds investing in small and micro-cap stocks at an appropriate size.

      The Directors further noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Fund.

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                                                      MARCH 31, 2005 (UNAUDITED)

      Having taken these factors into account, the Directors concluded that the absence of breakpoints in the Funds' advisory fee schedules was acceptable under each Fund's current circumstances.

APPROVAL

      The Board based its decision to approve the Advisory Contracts on the totality of circumstances and relevant factors, and with a view to past and future long-term considerations. The Directors did not identify any single factor discussed above as all important and controlling. The Directors concluded that the Advisor's and Hoisington's fees are not unreasonable in light of the services provided to the respective Fund and that the Advisory Contract with the Advisor and the Sub - Advisory Agreement with Hoisington be approved.

SERVICE PROVIDERS

INVESTMENT ADVISOR

   WASATCH ADVISORS, INC.
   150 Social Hall Avenue, 4th Floor
   Salt Lake City, UT 84111

SUB-ADVISOR FOR THE U.S. TREASURY FUND

   HOISINGTON INVESTMENT MANAGEMENT CO.
   1250 Capital of Texas Highway South
   Building 3, #600
   Austin, TX 78746

ADMINISTRATOR

   WASATCH ADVISORS, INC.
   150 Social Hall Avenue, 4th Floor
   Salt Lake City, UT 84111

SUB-ADMINISTRATOR AND FUND ACCOUNTANT

   STATE STREET BANK AND TRUST COMPANY
   801 Pennsylvania Avenue
   Kansas City, MO 64105

DISTRIBUTOR

   ALPS DISTRIBUTORS, INC.
   1625 Broadway, Suite 2200
   Denver, CO 80202

TRANSFER AGENT

   UMB FUND SERVICES, INC.
   803 West Michigan Street, Suite A
   Milwaukee, WI 53233 - 2301

CUSTODIAN

   STATE STREET BANK AND TRUST COMPANY
   801 Pennsylvania Avenue
   Kansas City, MO 64105

LEGAL COUNSEL TO WASATCH FUNDS

   CHAPMAN & CUTLER, LLP
   111 West Monroe Street
   Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PRICEWATERHOUSECOOPERS LLP
   1055 Broadway, 10th Floor
   Kansas City, MO 64105

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WASATCH FUNDS -- GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS

      Wasatch Funds provides reports to shareholders twice a year. The annual report is for the Funds' fiscal year which ends September 30. The semi-annual report is for the six months or period ending March 31. These reports provide shareholders with important information that will help them evaluate the management and performance of their investments. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a shareholder services representative will be happy to assist you when you call 800.551.1700.

SCHEDULE OF INVESTMENTS

      The holdings of each Wasatch Fund are detailed in the "Schedule of Investments." This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in COMMON STOCKS of companies which are grouped together by industry. The Wasatch-Hoisington U.S. Treasury Fund invests primarily in U.S. Treasury securities. The Equity Funds will typically have only minor holdings in Short-Term Investments. At times the Funds may take temporary defensive positions by increasing cash or holdings in SHORT-TERM INVESTMENTS. Please see the prospectus under "Other Investment Strategies and Their Risks."

STATEMENTS OF ASSETS AND LIABILITIES

      These financial statements show the ASSETS and LIABILITIES of a Fund on the last day of the reporting period. A Fund's ASSETS include the value of securities owned, amounts receivable for purchases of Fund shares (capital shares receivable), securities sold, interest and dividends, prepaid expenses and other assets. LIABILITIES are amounts owed for shareholder redemptions (capital shares payable), securities purchased, investment advisory fees and other expenses. Totaling up the assets and subtracting the liabilities results in a Fund's NET ASSETS.

      NET ASSETS consist of capital stock, paid-in capital in excess of par, undistributed net investment income or loss, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. CAPITAL STOCK is stock authorized by a company's charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.01. PAID-IN CAPITAL IN EXCESS OF PAR is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.01 would show as "Capital stock" on the books of the Fund, and $9.99 would be accounted for under "Paid-in capital in excess of par." UNDISTRIBUTED NET INVESTMENT INCOME OR LOSS is the amount of net investment income or loss of a Fund since inception that has not been paid to shareholders as a dividend. UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gain distribution. A gain or loss is realized when a security is sold by a Fund. NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS is the change in value from the purchase price of securities a Fund continues to hold.

      The number of shares a Fund is authorized to sell can be found under CAPITAL STOCK, $.01 par value. ISSUED AND OUTSTANDING indicates the number of shares owned by shareholders.

      NET ASSET VALUE (NAV), REDEMPTION PRICE AND OFFERING PRICE PER SHARE shows the value of one outstanding share of a Fund on the date of the report. A Fund's share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The share price is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see Wasatch Funds' prospectus for more information about how share prices are calculated. Information about how the share price is affected by a Fund's operation can be found under "Financial Highlights" on page 87.

STATEMENTS OF OPERATIONS

      STATEMENTS OF OPERATIONS show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the appreciation or depreciation in the value of a Fund's holdings during the reporting period.

      INVESTMENT INCOME shows INTEREST and DIVIDENDS earned from interest-bearing and dividend-paying securities in a Fund's portfolio.

      EXPENSES show the various fees and expenses paid out of a Fund's assets such as the fee paid to Wasatch Advisors, the Funds' investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and directors' fees. The Funds pay for printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.

      NET INVESTMENT INCOME (LOSS) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund's expenses.

      NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS is the net gain or loss on securities a Fund has sold. CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS is the change in value of securities a Fund continues to hold.

      NET GAIN (LOSS) ON INVESTMENTS is the result of changes in market value of securities a Fund has sold and securities it continues to hold.

STATEMENTS OF CHANGES IN NET ASSETS

      NET ASSETS are a Fund's remaining assets after taking into consideration any liabilities. STATEMENTS OF CHANGES in NET ASSETS show the increase or decrease in a Fund's net assets during the reporting period. Investment operations, dividends and capital share transactions affect a Fund's net assets. OPERATIONS is a summary of the STATEMENTS OF

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                                                      MARCH 31, 2005 (UNAUDITED)

OPERATIONS. It includes investment income or loss, net realized gain or loss on investments and foreign currency translations a Fund has sold as well as the change in appreciation or depreciation in the value of investments a Fund continues to hold.

      DIVIDENDS are distributed by Wasatch Funds to shareholders when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most shareholders choose to reinvest their dividends and capital gain distributions. Each Fund is required by Internal Revenue Code regulations to distribute substantially all of its net investment income and capital gains to shareholders in order to retain its status as a "regulated investment company."

     CAPITAL SHARE TRANSACTIONS are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends, and share redemptions.

FINANCIAL HIGHLIGHTS

      The FINANCIAL HIGHLIGHTS contain important historical operating information that you may find useful in making decisions or understanding the performance of your investment.

      NET ASSET VALUE (NAV) is defined under "Statements of Assets and Liabilities" on page 86. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights is the change in value of a Fund's shares over the reporting period, but not its total return.

      INCOME (LOSS) FROM INVESTMENT OPERATIONS shows how the share price was affected by a Fund's operations on a per share basis. NET INVESTMENT INCOME
(LOSS) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund's expenses. NET REALIZED AND UNREALIZED GAINS (LOSSES) ON SECURITIES is the per share increase or decrease in the value of securities a Fund holds or has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.

      DISTRIBUTIONS are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.

      TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the share price on the ex-dividend day of the distribution. A FUND'S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS.

      SUPPLEMENTAL DATA AND RATIOS are provided to help you better understand your investment. NET ASSETS, END OF PERIOD, are the net assets of a Fund on the reporting date. RATIO TO AVERAGE NET ASSETS OF: EXPENSES shows the total of a Fund's operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. RATIO TO AVERAGE NET ASSETS OF: NET INVESTMENT INCOME shows a Fund's net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. PORTFOLIO TURNOVER RATE measures a Fund's buying and selling activity during the reporting period. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund's portfolio securities. This calculation does not include securities with a maturity date of less than 12 months.

CONTACT WASATCH

TELEPHONE
   800.551.1700
   M - F, 7:00 a.m. to 7:00 p.m. CT
   Automated Line, 24 Hours

U.S. MAIL
   WASATCH FUNDS
   P.O. Box 2172
   Milwaukee, WI 53201 - 2172

OVERNIGHT MAIL
   WASATCH FUNDS
   803 West Michigan Street, Suite A
   Milwaukee, WI 53233-2301

ONLINE
   WWW. WASATCHFUNDS. COM
   shareholderservice@wasatchfunds.com

[WASATCH FUNDS LOGO]

www.wasatchfunds.com

800.551.1700

ITEM 2: CODE OF ETHICS

Not required.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

Not required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors has not adopted procedures by which shareholders may recommend nominees to the Board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
       under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not required.

(a)(2) The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS, INC.

By: /s/ Samuel S. Stewart, Jr.
    --------------------------
    Samuel S. Stewart, Jr.
    President (principal executive officer) of Wasatch Funds, Inc.

Date: May 27, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Samuel S. Stewart, Jr.
     --------------------------
     Samuel S. Stewart, Jr.
     President (principal executive officer) of Wasatch Funds, Inc.

Date: May 27, 2005

By:  /s/ Venice F. Edwards
     -----------------------
     Venice F. Edwards
     Vice President/Treasurer (principal financial and accounting officer) of Wasatch Funds, Inc.

Date: May 27, 2005